AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 16, 1998

                                                      REGISTRATION NO. 33-98062
                                                                       811-8814

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                        PRE-EFFECTIVE AMENDMENT NO. ___             [ ]
                        POST-EFFECTIVE AMENDMENT NO. 2              [x]

                                       and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
                                Amendment No.6                          [x]

                        COMPANION LIFE SEPARATE ACCOUNT C
                           (EXACT NAME OF REGISTRANT)

                        COMPANION LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)

               401 Theodore Fremd Avenue, Rye, New York 10580-1493
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (402) 351-5087

                               NAME AND ADDRESS OF
                               AGENT FOR SERVICE:
                            Kenneth W. Reitz, Esquire
                            Mutual of Omaha Companies
                          Mutual of Omaha Plaza, 3-Law
                           Omaha, Nebraska 68175-1008

        It is proposed that this filing will become effective (check appropriate box):

        o immediately upon filing pursuant to paragraph (b) x on May 1, 1998 pursuant to paragraph (b)
        o  60 days after filing  pursuant to paragraph (a)(i)
        o  on  __________  pursuant  to  paragraph  (a)(i)
        o  75 days after filing pursuant to paragraph (a)(ii)
        o  on  ________pursuant to paragraph (a)(ii) or Rule 485

        If appropriate, check the following box:
        o This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                              CROSS REFERENCE SHEET
                              Pursuant to Rule 495


                   Showing Location in Part A (Prospectus) and
                  Part B (Statement of Additional Information)
          of Registration Statement of Information Required by Form N-4

                                     PART A

Item of Form N-4                        Prospectus Caption

1.   Cover Page......................  Cover Page

2.   Definitions.....................  Definitions

3.   Synopsis........................  Summary; Historical Performance Data

4.   Condensed Financial Information.  Financial Statements

5.   General
 (a) Depositor.......................  Companion Life Insurance Company
 (b) Registrant......................  The Variable Account
 (c) Portfolio Company...............  The Series Funds
 (d) Fund Prospectus.................  The Series Funds
 (e) Voting Rights...................  Voting Rights

6.   Deductions and Expenses
 (a) General.........................  Charges and Deductions
 (b) Sales Load %....................  Withdrawal Charge
 (c) Special Purchase Plan...........  N/A
 (d) Commissions.....................  Distributor of the Policies
 (e) Expenses - Registrant...........  N/A
 (f) Fund Expenses...................  Expenses Including Investment
                                       Advisory Fees
 (g) Organizational Expenses.........  N/A

7.   Policies
 (a) Persons with Rights.............  The Policy; Election of Annuity   Option;
                                       Determination   of    Annuity   Payments;
                                       Annuity Starting  Date; Ownership  of the
                                       Policy; Voting Rights
 (b) (i)   Allocation of Premium
           Payments..................  Allocation of Purchase Payments
     (ii)  Transfers.................  Transfers
     (iii) Exchanges.................  N/A
 (c) Changes.........................  Addition,  Deletion or  Substitution   of
                                       Investments; Election  of Annuity Option;
                                       Annuity    Starting   Date;  Beneficiary;
                                       Ownership of the Policy
 (d) Inquiries.......................  Summary

8.   Annuity Period..................  Payout Options

9.   Death Benefit...................  Death of  Annuitant  or  Owner  Prior  to
                                       Annuity Starting Date

10.  Purchase and Policy Values

 (a) Purchases.......................  Policy   Application  and   Issuance   of
                                       Policies; Purchase Payments
 (b) Valuation.......................  Accumulation Value; The Variable Account
                                       Value
 (c) Daily Calculation...............  The Variable Account Value
 (d) Underwriter.....................  Distributor of the Policies

11.  Redemptions
 (a) By Owners.......................  Withdrawals
     By Annuitant....................  N/A
 (b) Check Delay.....................  Payment not Honored by Bank
 (c) Lapse...........................  N/A
 (d) Free Look.......................  Summary

12.  Taxes...........................  Certain Federal Income Tax Consequences

13.  Legal Proceedings...............  Legal Proceedings

14.  Table of Contents for the
 Statement of                          Statement of Additional
 Additional Information..............  Information


                                            PART B

Item of Form N-4                          Statement of Additional
                                          Information Caption

15.  Cover Page.....................   Cover Page

16.  Table of Contents..............   Table of Contents

17.  General Information
 and History........................   (Prospectus) Companion Life Insurance
                                       Company

18.  Services
 (a) Fees and Expenses
     of Registrant..................   N/A
 (b) Management Policies............   N/A
 (c) Custodian......................   Custody of Assets
     Independent
     Auditors  .....................   Independent Auditors
 (d) Assets of Registrant...........   Custody of Assets
 (e) Affiliated Person..............   N/A
 (f) Principal Underwriter..........   Distribution of the Policies

19.  Purchase of Securities
 Being Offered......................   Distribution of the Policies
 Offering Sales Load................   N/A

20.  Underwriters...................   Distribution  of  the  Policies;
                                       (Prospectus) Distributor of the Policies
21.  Calculation of Performance
 Data...............................   Calculation of Yields and Total  Returns;
                                       Other Performance Data
22.  Annuity Payments...............   (Prospectus) Election of Payout   Option;
                                       (Prospectus) Determination of Annuity
                                       Payments

23.  Financial Statements...........   Financial Statements


                           PART C -- OTHER INFORMATION

Item of Form N-4                       Part C Caption

24.  Financial Statements
 and Exhibits.......................  Financial Statements and Exhibits
 (a) Financial Statements...........  Financial Statements
 (b) Exhibits.......................  Exhibits

25.  Directors and Officers of......  Directors and Officers of the
     the Depositor.................   Depositor

26.  Persons Controlled By or Under
     Common Control with the
     Depositor or Registrant ....... Persons Controlled By or Under Common
                                     Control with the Depositor or Registrant

27.  Number of Policyowners........  Number of Policyowners

28.  Indemnification...............  Indemnification

29.  Principal Underwriters........  Principal Underwriters

30.  Location of Accounts
 and Records.......................  Location of Accounts and Records

31.  Management Services...........  Management Services

32.  Undertakings..................  Undertakings

 Signature Page....................  Signatures

Prospectus                                                          May 1, 1998
                    THE ULTRANNUITY SERIES V VARIABLE ANNUITY

                                 Issued Through

                        COMPANION LIFE SEPARATE ACCOUNT C

                                       by

                        COMPANION LIFE INSURANCE COMPANY

 This Prospectus describes the Ultrannuity Series V Variable Annuity Policy (the "Policy"), a Flexible Payment Variable Deferred Annuity offered by Companion Life Insurance Company. The Policy is designed to aid in long-term financial planning and provides for the accumulation of capital by individuals on a tax-deferred basis for retirement or other long-term purposes.

   The Owner may allocate Purchase Payments to one or more of the 24 Eligible investments, which are the 23 Subaccounts of the Companion Life Separate Account C (the "Variable Account") and the Fixed Account. Assets of each Subaccount of the Variable Account are invested in a corresponding mutual fund. The mutual funds offered through the Policy, while they may have the same or similar names of retail mutual funds, are not the same as those well known funds. By law, the Policy may not offer those retail mutual funds, so it offers funds whose names and characteristics may be similar to them but whose performance may differ from the retail funds. The Portfolios are described in separate prospectuses that accompany this Prospectus. The Policy's available investment options are:

ALGER AMERICAN GROWTH PORTFOLIO
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
FEDERATED PRIME MONEY FUND II ("MONEY MARKET") PORTFOLIO
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES PORTFOLIO
FIDELITY ASSET MANAGER: GROWTH PORTFOLIO
FIDELITY EQUITY INCOME PORTFOLIO
FIDELITY CONTRAFUND PORTFOLIO
FIDELITY INDEX 500 PORTFOLIO
MFS EMERGING GROWTH PORTFOLIO
MFS HIGH INCOME FUND PORTFOLIO
MFS RESEARCH PORTFOLIO

MFS WORLD GOVERNMENT PORTFOLIO
MFS VALUE SERIES PORTFOLIO
PIONEER CAPITAL GROWTH PORTFOLIO
PIONEER REAL ESTATE PORTFOLIO
SCUDDER GLOBAL DISCOVERY PORTFOLIO
SCUDDER GROWTH & INCOME PORTFOLIO
SCUDDER INTERNATIONAL PORTFOLIO
T. ROWE PRICE EQUITY INCOME PORTFOLIO
T. ROWE PRICE INTERNATIONAL PORTFOLIO
T. ROWE PRICE LIMITED TERM BOND PORTFOLIO
T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO
T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO
FIXED ACCOUNT

  The Accumulation Value in the Variable Account will vary in accordance with the investment performance of the Subaccounts selected by the Owner. Therefore, the Owner bears the entire investment risk under this Policy for all amounts allocated to the Variable Account. Amounts allocated to the Fixed Account are guaranteed by Companion Life Insurance Company ("Companion") and will earn a specified rate of interest declared periodically.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  AN INTEREST IN THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY ANY BANK, NOR IS THE POLICY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

  This Prospectus sets forth the information that a prospective investor should consider before investing in a Policy. A Statement of Additional Information about the Policy and the Variable Account, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available at no cost to any person requesting a copy by writing Companion at its Service Office (Companion Life Variable Product Service, P.O. Box 3664, Omaha, Nebraska 68103-0664) or by calling 1-800-494-0067. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

  The Policy may be purchased with an initial Purchase Payment of at least $5,000, and an Owner generally may pay additional Purchase Payments of at least $500 each (but no additional Purchase Payments are required).

  The Policy provides for periodic annuity payments to be made by Companion to the Owner, if living, for the life of the Annuitant or for some other period, beginning on the Annuity Starting Date selected by the Owner. Prior to the Annuity Starting Date, the Owner can transfer Accumulation Value among the Eligible Investments, that is, among the Fixed Account and the 24 Subaccounts of the Variable Account (some prohibitions and restrictions apply, especially on transfers out of the Fixed Account). The Owner can also elect to withdraw all or a portion of the Cash Surrender Value; however, withdrawals may be taxable, subject to a Withdrawal Charge and/or a tax penalty, and withdrawals from the Fixed Account may be delayed.

  THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION GENERALLY DESCRIBE ONLY THE POLICIES AND THE VARIABLE ACCOUNT, EXCEPT WHEN THE FIXED ACCOUNT IS SPECIFICALLY MENTIONED.


                      PLEASE READ THIS PROSPECTUS CAREFULLY
                       AND RETAIN IT FOR FUTURE REFERENCE.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                 THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED
                   BY A CURRENT PROSPECTUS FOR EACH PORTFOLIO

                                TABLE OF CONTENTS
                                                                          Page

DEFINITIONS ............................................................  4
SUMMARY  ...............................................................  6
FINANCIAL STATEMENTS....................................................  10
COMPANION LIFE INSURANCE COMPANY........................................  10
THE ELIGIBLE INVESTMENTS................................................  10
         The Variable Account
         Historical Performance Data
             Standardized Performance Data
             Non-Standardized Performance Data
         The Fixed Account
         Transfers
         Dollar Cost Averaging
         Asset Allocation Program
THE POLICY.............................................................  20
         Policy Application and Issuance of Policies
         Purchase Payments
         Accumulation Value
DISTRIBUTIONS UNDER THE POLICY.........................................  21
         Withdrawals
         Systematic Withdrawal Plan
         Annuity Payments
             Annuity Starting Date
             Election of Payout Option
             Payout Options
         Death Benefit
             Death of Owner Prior to Annuity Starting Date
             Death of Owner On or After Annuity Starting Date
             Beneficiary
         IRS Required Distributions
CHARGES AND DEDUCTIONS.................................................  25
         Withdrawal Charge
         Mortality and Expense Risk Charge
         Administrative Charges
         Transfer Fee
         Federal, State and Local Taxes
         Other Expenses Including Investment Advisory Fees
CERTAIN FEDERAL INCOME TAX CONSEQUENCES................................  27
         Tax Status of the Policy
         Taxation of Annuities
DISTRIBUTOR OF THE POLICIES............................................  30
VOTING RIGHTS..........................................................  30
PREPARING FOR THE YEAR 2000............................................
LEGAL PROCEEDINGS......................................................  30
STATEMENT OF ADDITIONAL INFORMATION....................................  31

                                   DEFINITIONS

Accumulation Unit -- An accounting unit of measure used in calculating the Accumulation Value in the Variable Account prior to the Annuity Starting Date.

Accumulation Value -- The dollar value as of any Valuation Date prior to the Annuity Starting Date of all amounts accumulated under the Policy.

Anniversary Value -- An amount equal to the Accumulation Value on a Policy Anniversary.

Annuitant  --  The  person  on  whose  life  Annuity  Payments   involving  life
contingencies are based. If the Annuitant is other than the Owner, the Annuitant has no rights under the Policy.

Annuity Payment -- A payment made by Companion under an annuity Payout Option.

Annuity Starting Date -- The date upon which Annuity Payments are to begin. The latest Annuity Starting Date permitted is when the Annuitant attains age 90.

Beneficiary -- The person(s) or other legal entity listed by the Owner in the Policy application and referred to in the Policy as the named beneficiary. In the case of joint Owners, the surviving joint Owner is the primary Beneficiary and the named Beneficiary is the contingent Beneficiary. If the named Beneficiary does not survive the Owner, the estate of the Owner is the Beneficiary.

Cash Surrender Value -- The Accumulation Value less any applicable Withdrawal Charge and any applicable Policy Fee.

Companion -- Companion Life Insurance Company, the issuer of the Policies.

Current Interest Rate Guarantee -- Companion's guarantee to pay a declared current interest rate on amounts under a Policy allocated to the Fixed Account. A particular Current Interest Rate Guarantee will be in effect for at least one year.

Date of Issue -- The date the  Policy is  issued,  as shown on the  Policy  Data
Page.

Due Proof of Death -- A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to Companion will constitute Due Proof of Death.

Eligible Investments -- The Fixed Account and any of the Subaccounts of the Variable Account.

Fixed Account -- An account which consists of general account assets of Companion Life Insurance Company.

Nonqualified Policy -- A Policy other than a Qualified Policy.

Payee -- The person who receives Annuity Payments under the Policy.

Payout Option -- Any method of payment of Policy Proceeds under the Policy.

Policy -- The variable annuity policy offered by this Prospectus.

Policy Anniversary -- The same month and day as the Date of Issue in each calendar year after the calendar year in which the Date of Issue occurs.

Policy Owner or Owner(s) -- The person(s) who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy. The Policy Owner may change the ownership of the Policy or pledge it as collateral by assigning it.

Policy Year -- A Policy Year begins on the Date of Issue and each Policy Anniversary.

Portfolio -- A Series Fund's separate investment series that is available under the Policy.

Purchase Payment -- An amount paid to Companion by the Policy Owner or on the Policy Owner's behalf as consideration for the benefits provided by, and in accordance with the provisions of, the Policy.

Proceeds -- The death benefit or the Accumulation Value reduced by any Withdrawal Charge.

Qualified Policy -- A Policy that receives favorable tax treatment under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended.

Series Funds -- Diversified, open-end investment management companies in which the Variable Account invests.

Service Office - Companion Life Variable Product Service, P.O. Box 3664, Omaha, Nebraska 68103-0664. Telephone: 1-800-494-0067.

Subaccount -- A segregated account within the Variable Account which invests in a specified Portfolio of one of the Series Funds.

Valuation Date -- Each day that the New York Stock Exchange is open for trading.

Valuation Period -- The period commencing at the close of business of the New York Stock Exchange on each Valuation Date and ending at the close of business for the next succeeding Valuation Date.

Variable Account -- Companion Life Separate Account C, a separate account maintained by Companion in which a portion of Companion's assets has been allocated for the Policy and certain other policies.

Written Notice or Request -- Written notice, signed by the Policy Owner, that gives Companion the information it requires and is received at the Service Office.
                                       5

                                     SUMMARY

THE POLICY
     The Ultrannuity Series V Variable Annuity is a Flexible Payment Variable Deferred Annuity Policy. The Policy can be purchased on a non-tax qualified basis ("Nonqualified Policy") or in connection with certain plans qualifying for favorable federal income tax treatment ("Qualified Policy"). The Owner allocates the Purchase Payments among the Eligible Investments offered under the Policy by Companion Life Insurance Company ("Companion"). These Eligible Investments are the 23 Subaccounts of Companion Life Separate Account C (the "Variable Account") and the Fixed Account.

THE ELIGIBLE INVESTMENTS
     THE  VARIABLE  ACCOUNT.  The Variable  Account is a  segregated  investment account of Companion. It is divided into Subaccounts, each of which invests exclusively in shares of a corresponding mutual fund Portfolio. The available Portfolios are: the Alger American Growth Portfolio and the Alger American Small Capitalization Portfolio of the Alger American Fund ("Alger Fund"); the Federated Prime Money Fund II Portfolio and the Federated Fund for U.S. Government Securities II Portfolio of the Insurance Management Series Trust ("Insurance Management Series"); the Fidelity VIP Equity-Income Portfolio of the Variable Insurance Products Fund ("Fidelity VIP Fund"); the Fidelity VIP II Asset Manager: Growth Portfolio and the Fidelity Contrafund Portfolio and Fidelity Index 500 of the Variable Insurance Products Fund II ("Fidelity VIP Fund II"); the MFS Emerging Growth Portfolio, the MFS High Income Fund Portfolio, the MFS Research Portfolio, MFS Value Series and the MFS World
Government Portfolio of the MFS Variable Insurance Trust ("MFS Trust"); the Pioneer Capital Growth Portfolio of the Pioneer Capital Growth Fund and the Pioneer Real Estate Portfolio of the Pioneer Real Estate Fund, (collectively "Pioneer Funds"), the Scudder International Portfolio of the Scudder Variable Life Investment Fund ("Scudder Fund"); the T. Rowe Price International Stock
Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price International Series"); the T. Rowe Price Limited-Term Bond Portfolio of T. Rowe Price Fixed Income Series, Inc. ("T. Rowe Price Fixed Income Series"); the T. Rowe Price Personal Strategy Balanced Portfolio, the T. Rowe Price New America Growth Portfolio and T. Rowe Price Equity Income Portfolio of T. Rowe Price
Equity Series, Inc. ("T. Rowe Price Equity Series") (each of the Alger Fund, Insurance Management Series, Fidelity VIP Fund, Fidelity VIP Fund II, MFS Trust, Scudder Fund, T. Rowe Price International Series, T. Rowe Price Fixed Income Series, and T. Rowe Price Equity Series are referred to as the "Series Funds"). Because the Accumulation Value will increase or decrease in accordance with the investment experience of the selected Subaccounts, the Owner bears the entire investment risk with respect to Purchase Payments allocated to, and amounts transferred to, the Variable Account. (See "THE ELIGIBLE INVESTMENTS: The Variable Account.")
     THE FIXED ACCOUNT. The Fixed Account guarantees safety of principal and a minimum 3% effective annual return on Purchase Payments allocated to, and amounts transferred to, the Fixed Account. Companion may, in its sole discretion, declare a higher current interest rate. A current interest rate is guaranteed for at least one year. (See "THE ELIGIBLE INVESTMENTS: The Fixed Account.")

PURCHASE PAYMENTS
     A Policy may be purchased with an Initial Purchase Payment of at least $5,000 either on a non-tax qualified basis ("Nonqualified Policy") or in connection with retirement plans or individual retirement accounts that qualify for favorable federal income tax treatment ("Qualified Policy"). An Owner may pay additional Purchase Payments of at least $500 each at any time prior to the Annuity Starting Date and up to the Policy Anniversary next following such Owner's 83rd birthday. There is no deduction from Purchase Payments for sales or administrative expenses, although there is a Withdrawal Charge. (See "CHARGES AND DEDUCTIONS: Withdrawal Charge.")
     Purchase Payments will be allocated among the Eligible Investments (that is, among the Fixed Account and/or the Subaccounts of the Variable Account) in accordance with the allocation percentages specified by the Owner in the Policy application. Any allocation must be in whole percentages, and the total allocation must equal 100%. (The Policy provides for a "Free Look Period" during which the Owner can return the Policy for a full refund of the Accumulation Value.) Allocations for additional Purchase Payments may be changed by sending Written Notice to Companion's Service Office.

TRANSFERS
     An Owner can transfer Accumulation Value from one Subaccount to another Subaccount or to the Fixed Account with certain limitations. The minimum amount which may be transferred is the lesser of $500 or the entire Subaccount Value. However, following a transfer out of a particular Subaccount, at least $500 must remain in that Subaccount. Transfers out of the Variable Account currently may be made as often as the Owner wishes by sending Written Notice to the Service Office.

     There is no charge for the first 12 transfers during any Policy Year. However, a charge of $10 may be imposed for any transfers from Subaccounts in excess of 12 per Policy Year. No such charge will be imposed on transfers out of the Fixed Account.
     Transfers from the Fixed Account to one or more Subaccounts of the Variable Account may be made only once each Policy Year. The maximum amount that can be transferred out of the Fixed Account during any Policy Year is of the Fixed Account Value on the date of the transfer. (See "THE ELIGIBLE INVESTMENTS:
Transfers.") Transfers from the Fixed Account may be delayed up to 6 months.

WITHDRAWALS
     The Owner may elect to surrender the Policy for its Cash Surrender Value, or to withdraw a portion of the Cash Surrender Value ($500 minimum) at any time prior to the earlier of the Owner's death or the Annuity Starting Date and after the Annuity Starting Date if Payout Option 2 is elected as a variable annuity payout option. The Cash Surrender Value equals the Accumulation Value less any applicable Withdrawal Charge and any applicable Policy Fee. A surrender or withdrawal request must be made by Written Request, and a request for a partial withdrawal may specify the Eligible Investment(s) from which the withdrawal is to be made, but no more than a pro-rata amount can be deducted from the Fixed Account. If the Owner does not provide specific withdrawal instructions, the withdrawal will be made pro-rata from each Eligible Investment. There is currently no limit on the frequency or timing of withdrawals from the Variable Account, but surrenders and partial withdrawals from the Fixed Account may be delayed for up to six months. Withdrawals may be taxable, and subject to a Withdrawal Charge and/or a tax penalty. (See "CHARGES AND DEDUCTIONS: Federal, State and Local Taxes.") If the Contract is issued pursuant to a Qualified Plan, withdrawals may be restricted by applicable law or the terms of the Qualified Plan.

CHARGES AND DEDUCTIONS
     WITHDRAWAL CHARGE. In order to permit maximum investment of Purchase Payments, Companion does not deduct sales or other charges at the time of investment. However, Purchase Payments surrendered or withdrawn within seven years after they were made will be subject to a Withdrawal Charge to partially cover sales expenses, but each Policy Year up to 15% of the Accumulation Value may be withdrawn as of the date of the first withdrawal that Policy Year without imposition of the Withdrawal Charge. In addition, amounts applied to provide a death benefit or applied after the second Policy Year to the Payout Option that provides a Lifetime Income (Option 4) will not be subject to a Withdrawal Charge. The applicable Withdrawal Charge is calculated separately as to each Purchase Payment based on the period of time elapsed since the Purchase Payment was made. There will be no Charge imposed on any Purchase Payments in connection with a withdrawal or surrender that occurs more than seven years after the Purchase Payment was made. The Withdrawal Charge is 7% of any Purchase Payment withdrawn within one year after the Purchase Payment is made, and the percentage declines by 1% each year to zero after the seventh year following the date of the Purchase Payment. For purposes of calculating the Withdrawal Charge, the oldest Purchase Payment is deemed to be withdrawn first (a first-in, first-out arrangement), and all Purchase Payments are deemed to be withdrawn before any earnings. (See "CHARGES AND WITHDRAWALS: Withdrawal Charge.")
     ACCOUNT CHARGES. Companion deducts a daily charge equal to a percentage of the net assets in the Variable Account for the mortality and expense risks assumed by Companion. The annual rate of this charge is 1.00% of the value of each Subaccount's net assets. (See "CHARGES AND DEDUCTIONS: Mortality and Expense Risk Charge.")
     Companion also deducts a daily Administrative Expense Charge from the net assets of the Variable Account to partially cover expenses incurred by Companion in connection with the administration of the Variable Account and the Policies. The annual rate of this charge is .20% of the value of each Subaccount's net assets. (See "CHARGES AND DEDUCTIONS: Administrative Charges.")
     The account charges for mortality and expense risks and administrative expenses are guaranteed not to increase.
     ANNUAL POLICY FEE. There is also an annual Policy Fee for Policy maintenance and related administrative expenses. This fee is $30 per year and is deducted from the Accumulation Value on the last Valuation Date of each Policy Year (and upon complete surrender of the Policy). This fee will be waived if the Accumulation Value is greater than $50,000 on the last Valuation Date of the applicable Policy Year. This fee will not be increased in the future. (See "CHARGES AND DEDUCTIONS: Administrative Charges.")
     TRANSFER FEE. No fee is imposed for transfers from the Fixed Account or for the first 12 transfers from Subaccounts of the Variable Account in each Policy Year. However, a $10 Transfer Fee may be imposed for the thirteenth and each subsequent request to transfer Accumulation Value from a Subaccount during a single Policy Year. This fee will not be increased in the future.
(See "CHARGES AND DEDUCTIONS: Transfer Fee.")

     TAXES. No deductions are currently made for federal, state, or local income taxes. Should Companion determine that charges for any such taxes should be imposed with respect to any of the Accounts, Companion may deduct such taxes or the economic burden thereof from Purchase Payments or from amounts held in the relevant Account. (See "CHARGES AND DEDUCTIONS: Federal, State and Local Taxes.")
     CHARGES AGAINST THE SERIES FUNDS. The value of the net assets of the Subaccounts of the Variable Account will reflect the investment advisory fee and other expenses incurred by the Portfolios of the Series Funds. (See "CHARGES AND
DEDUCTIONS: Other Expenses Including Investment Advisory Fees.")
     EXPENSE DATA. The charges and deductions are summarized in the following table. The purpose of this table is to help the Owner understand the costs and expenses that the Owner will bear directly and indirectly. This table and the examples that follow should be considered only in conjunction with the detailed descriptions under the heading "Charges and Deductions" of this prospectus. This tabular information regarding expenses assumes that the entire Accumulation Value is in the Variable Account and reflects expenses of the Variable Account as well as of the Portfolios.

POLICY OWNER TRANSACTION EXPENSES
 Maximum Withdrawal Charge (% of each Purchase Payment Surrendered) 1/   7%
 Transfer Fee             -  First 12 Transfers Per Year:                NO FEE
                              -  Over 12 Transfers in One Year:         $10 each
VARIABLE ACCOUNT ANNUAL EXPENSES (% of account value)
     Mortality and Expense Risk Fees                                    1.00%
     Administrative Expense Charge                                      0.20%
                    TOTAL VARIABLE ACCOUNT ANNUAL EXPENSES              1.20%
OTHER ANNUAL EXPENSES
     Annual Policy Fee                                              $30 Per Year


1/Each Policy Year up to fifteen percent (15%) of the Accumulation Value as of the date of the first withdrawal that year can be withdrawn without a Withdrawal Charge. Thereafter, the Withdrawal Charge is calculated separately for each Purchase Payment withdrawn based on the number of years elapsed since the Purchase Payment was made; it is 7% in the first year after a Purchase Payment is made and then decreases by 1% in each successive year to 0% after the seventh year.

 SERIES FUND ANNUAL EXPENSES 2/             MANAGEMENT    OTHER     TOTAL SERIES
 (as a percentage of average net assets)       FEES      EXPENSES   FUND ANNUAL
                                                                      EXPENSES
 ========================================= ----------    -------- ==============
 Portfolio:
 Alger American Growth                         0.75%       0.10%         0.85%
 Alger American Small Capitalization           0.85%       0.07%         0.92%
 Federated Prime Money Fund II *               0.30%       0.50%         0.80%
 Federated Fund for U.S. Government
 Securities II *                               0.15%       0.65%         0.80%
 Fidelity VIP II Asset Manager: Growth ***     0.65%       0.22%         0.87%
 Fidelity VIP II Contrafund ***                0.61%       0.13%         0.74%
 Fidelity VIP Equity Income ***                0.51%       0.07%         0.58%
 Fidelity VIP II Index 500 **                  0.13%       0.15%         0.28%
 MFS Emerging Growth                           0.75%       0.25%         1.00%
 MFS High Income Fund                          0.75%       0.25%         1.00%
 MFS Research                                  0.75%       0.25%         1.00%
 MFS Value Series                              0.75%       0.25%         1.00%
 MFS World Government                          0.75%       0.25%         1.00%
 Pioneer Capital Growth                        0.65%       0.60%         1.25%
 Pioneer Real Estate **                        1.00%       0.25%         1.25%
 Scudder Global Discovery **, *****            0.16%       1.59%         1.75%
 Scudder Growth & Income ***, *****            0.48%       0.43%         0.91%
 Scudder International                         0.86%       0.44%         1.30%
 T. Rowe Price Equity Income ****              0.00%       0.85%         0.85%
 T. Rowe Price International ****              0.00%       1.05%         1.05%
 T. Rowe Price Limited-Term Bond ****          0.00%       0.70%         0.70%
 T. Rowe Price New America Growth ****         0.00%       0.85%         0.85%
 T. Rowe Price Personal Strategy Balanced **** 0.00%       0.90%         0.90%
 ===============================================================================
 * Both Federated Prime Money Fund II and Federated Fund for U.S. Government Securities II currently bundle their fees and expenses and limit the total charge. Absent any fee waiver or expense reimbursement, the total fees and expenses for each fund would have been 1.00% and 1.25% respectively.
 ** Without fee waiver or expense reimbursement limits the following funds would have had the charges set forth below:

                                        MANAGEMENT       OTHER           TOTAL
                                        FEES             EXPENSES      EXPENSES
                                       -----------------------------------------
   Fidelity VIP II Index 500            0.28%             0.15%          0.43%
   Pioneer Real Estate                  0.88%             0.48%          1.36%
   Scudder Global Discovery             0.98%             2.00%*****     2.98%

 *** These funds have voluntarily agreed to limit their total annual expenses to the limits shown below:
   Fidelity VIP II Asset Manager: Growth and Fidelity VIP II Contrafund - 1.00% Fidelity VIP Equity Income and Scudder Growth & Income - 1.50%
 ****  T. Rowe Price Funds do not itemize management fees and other expenses.
 ***** Includes  .25%  12b-1  fee  assessed  for   payment  of   distribution
       administration expenses.
 ===============================================================================

2/ The fee and expense data regarding each Series Fund, which are fees and expenses for 1997, was provided to Companion by the Series Fund. The
Series Funds are not affiliated with United of Omaha.



                                   ======================== ====================== =======================

EXAMPLES. 3/                       1.  SURRENDER POLICY     2.  ANNUITIZE POLICY   3.  POLICY IS NOT
AN OWNER WOULD PAY THE FOLLOWING   AT END OF THE TIME       AT THE END OF THE      SURRENDERED AND IS
EXPENSES ON A $1,000 INVESTMENT,   PERIOD OR ANNUITIZE      TIME PERIOD AND        NOT ANNUITIZED
ASSUMING A 5% ANNUAL RETURN ON     AND ANNUITY OPTION 4     ANNUITY OPTION 4
ASSETS (EXCLUDING THE ENHANCED     (LIFETIME INCOME) IS     (LIFETIME INCOME) IS
DEATH BENEFIT) IF:                 NOT CHOSEN               CHOSEN
---------------------------------- ----- ----- ----- ------ ----- ---- ----- ----- ----- ---- ----- ======

Portfolio                          1Yr   3Yr   5Yr   10Yr   1Yr   3Yr  5Yr   10Yr  1Yr   3Yr  5Yr   10Yr
---------------------------------- ----- ----- ----- ------ ----- ---- ----- ----- ----- ---- ----- ======

Alger American Growth               $83   115   148    260   $83   66   115   260   $21   66   115    260
Alger American Small
Capitalization                       84   118   153    273    84   69   120   273    22   69   120    273
Federated Prime Money Fund II        83   115   148    262    83   66   116   262    21   66   116    262
Federated Fund for U.S.
    Government Securities II         83   115   148    262    83   66   116   262    21   66   116    262
Fidelity VIP II Asset Manager:
     Growth                          84   115   152    270    84   66   119   270    21   66   119    270
Fidelity VIP II Contrafund           83   113   148    254    83   64   115   254    20   64   115    254
Fidelity VIP Equity Income           82   109   138    234    82   60   105   234    19   60   105    234
Fidelity VIP II Index 500            78    99   120    197    78   50    87   197    16   50    87    197
MFS Emerging Growth                  85   122   159    287    85   72   127   287    23   72   127    287
MFS High Income Fund                 85   122   159    287    85   72   127   287    23   72   127    287
MFS Research                         85   122   159    287    85   72   127   287    23   72   127    287
MFS Value Series                     85   122   159    287    85   72   127   287    23   72   127    287
MFS World Government                 85   122   159    287    85   72   127   287    23   72   127    287
Pioneer Capital Growth               83   115   148    260    83   66   115   260    21   66   115    260
Pioneer Real Estate                  88   129   173    318    88   80   141   318    26   80   141    318
Scudder Global Discovery             93   145   201    381    93   96   168   381    31   96   168    381
Scudder Growth & Income              83   115   148    262    83   66   116   262    21   66   116    262
Scudder International                85   121   159    286    85   72   127   286    23   72   127    286
T. Rowe Price Equity Income          84   117   151    268    84   68   118   268    22   68   118    268
T. Rowe Price International          86   123   162    293    86   74   129   293    24   74   129    293
T. Rowe Price Limited-Term Bond      82   112   143    249    82   63   110   249    20   63   110    249
T. Rowe Price New America Growth     84   117   151    268    84   68   118   268    22   68   118    268
T. Rowe Price Personal Strategy
     Balanced                        84   118   154    274    84   69   121   274    22   69   121    274
================================== ===== ===== ===== ====== ===== ==== ===== ===== ===== ==== ===== ======

The assumed 5% annual return is hypothetical and should not be considered a representation or indication of past or future expenses (in either the Variable or Fixed Account), which could be greater or lesser than the 5% rate assumed solely for purposes of these examples.


    3/ The $30 annual Policy Fee is reflected as a daily 0.10% charge in these Examples, based on an average Accumulation Value of $30,000.

DEATH BENEFIT
   In the event that any Owner dies prior to the Annuity Starting Date (and the Policy is in force), the death benefit payable to the Beneficiary is calculated and is payable upon Companion's receipt of Due Proof of Death of any Owner, as well as an election of the method of settlement. If any Owner dies, the death benefit will equal the greater of (a) the Accumulation Value (without deduction of the Withdrawal Charge) on the later of the date on which Due Proof of Death or an election of Payout Option is received by Companion's Service Office; or
(b) the sum of Purchase Payments less partial withdrawals. No Withdrawal Charge is imposed upon amounts paid as a death benefit. Subject to any limitations of state or federal law, the death benefit may be paid as either a lump sum cash benefit or as an Annuity. (See "DISTRIBUTIONS UNDER THE POLICY: Death Benefit.")

FREE LOOK RIGHT
   The Policy Owner may, within 10 days after receipt, examine the Policy and return it to Companion's Service Office or the agent from whom it was purchased for a refund. Return of the Policy is effective upon being postmarked, properly addressed, and postage pre-paid. Companion will pay the refund within seven (7) days after it receives written notice of cancellation and the returned Policy.
   Companion will promptly refund the Accumulation Value calculated on the date Companion receives the Policy and refund request. This amount may be more or less than the Purchase Payments made.

FEDERAL INCOME TAX CONSEQUENCES OF INVESTMENT IN THE POLICY
   With respect to Owners who are natural persons under existing tax law, there should be no federal income tax on increases (if any) in the Accumulation Value until a distribution under the Policy occurs (e.g., a withdrawal or Annuity Payment) or is deemed to occur (e.g., a pledge or assignment of a Policy). Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions will be subject to withholding unless the recipient (if permitted) elects otherwise. In addition, a penalty tax of 10% of the amount withdrawn may apply to certain distributions or deemed distributions under the Policy made prior to the Owner's attaining age 59 1/2. (See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES.")

INQUIRIES AND WRITTEN NOTICES AND REQUESTS
   Any questions about procedures or the Policy, or any Written Notice or Written Request required to be sent to Companion, should be sent to Companion's Service Office: Companion Variable Product Service, P.O. Box 3664, Omaha, Nebraska 68103-0664. Telephone requests and inquiries may be made by calling 1-800-494-0067. All inquiries, Notices and Requests should include the Policy number, the Owner's name and the Annuitant's name.

NOTE: THE FOREGOING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION IN THE REMAINDER OF THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION AND IN THE PROSPECTUSES FOR THE SERIES FUNDS AND IN THE POLICY, ALL OF WHICH SHOULD BE REFERRED TO FOR MORE DETAILED INFORMATION. THIS PROSPECTUS GENERALLY DESCRIBES ONLY THE POLICY AND THE VARIABLE ACCOUNT. SEPARATE PROSPECTUSES DESCRIBE THE SERIES FUNDS. (THERE IS NO PROSPECTUS FOR THE FIXED ACCOUNT SINCE INTERESTS IN THE FIXED ACCOUNT ARE NOT SECURITIES. SEE " THE FIXED ACCOUNT.".)

                              FINANCIAL STATEMENTS

     The Financial Statements for Companion and the Variable Account and their related independent auditors' reports are contained in the Statement of Additional Information, which is available free upon request.
    At December 31, 1997, net assets of the Series V Subaccounts of the Variable Account were represented by the following Accumulation Unit Values and Accumulation Units. This information should be read in conjunction with the Variable Account's financial statements and related notes included in the Statement of Additional Information.

SUBACCOUNT              ACCUMULATION UNIT  ACCUMULATION UNIT       NUMBER OF
   (Date of Inception)       VALUE ON       VALUE AT END OF   ACCUMULATION UNITS
                        COMMENCEMENT DATE         YEAR          AT END OF YEAR
                               ($)           (December 31)       (December 31)
                                                  ($)
------------------------------------------ ------------------ ------------------
ALGER AMERICAN GROWTH          12.972
(12/13/96)
        1996.................................13.071                    0
        1997.................................16.240               26,564.

SUBACCOUNT              ACCUMULATION UNIT  ACCUMULATION UNIT       NUMBER OF
   (Date of Inception)       VALUE ON       VALUE AT END OF   ACCUMULATION UNITS
                        COMMENCEMENT DATE         YEAR          AT END OF YEAR
                               ($)           (December 31)       (December 31)
                                                  ($)
------------------------------------------ ------------------ ------------------

ALGER AMERICAN SMALL          12.400
CAPITALIZATION (12/13/96)
        1996.........................            12.448                    0
        1997.........................            13.700               16,717.
FEDERATED PRIME MONEY          1.057
FUND II (12/13/96)
        1996.........................             1.059                    0
        1997.........................             1.098              410,506.
FEDERATED   FUND   FOR  U.S.  10.901
GOVERNMENT SECURITIES II
(12/13/96)
        1996.........................            10.882                    0
        1997.........................            11.674               31,521
FIDELITY VIP II ASSET         13.346
MANAGER: GROWTH (12/13/96)
        1996..........................           13.353                    0
        1997..........................           16.500               58,425
FIDELITY VIP II  CONTRAFUND   13.704
(12/13/96)
        1996..........................           14.070                    0
        1997..........................           17.257               27,082
FIDELITY VIP EQUITY INCOME    12.900
(12/13/96)
        1996..........................           13.090                    0
        1997..........................           16.571               48,536
FIDELITY VIP II INDEX 500     N/A
(5/1/98)
        1998..........................          N/A                      N/A
MFS EMERGING GROWTH           13.637
(12/13/96)
        1996..........................           13.480                    0
        1997..........................           16.235               21,242
MFS HIGH INCOME FUND          11.517
(12/13/96)
        1996.................................    11.548                    0
        1997.................................    12.960               17,267
MFS RESEARCH (12/13/96)       13.093
        1996.................................    13.277                    0
        1997.................................    15.775               30,779
MFS VALUE SERIES (5/1/98)       N/A
        1998.................................   N/A                      N/A
MFS WORLD GOVERNMENT          10.503
(12/13/96)
        1996.................................    10.527                    0
        1997.................................    10.283               14,907
PIONEER CAPITAL GROWTH          N/A
(5/1/98)
        1998.................................   N/A                      N/A
PIONEER REAL ESTATE (5/1/98)    N/A
        1998.................................   N/A                      N/A
SCUDDER GLOBAL DISCOVERY        N/A
(5/1/98)
        1998.................................   N/A                      N/A

SUBACCOUNT              ACCUMULATION UNIT  ACCUMULATION UNIT       NUMBER OF
   (Date of Inception)       VALUE ON       VALUE AT END OF   ACCUMULATION UNITS
                        COMMENCEMENT DATE         YEAR          AT END OF YEAR
                               ($)           (December 31)       (December 31)
                                                  ($)
------------------------------------------ ------------------ ------------------

SCUDDER GROWTH & INCOME         N/A
(5/1/98)
        1998.................................   N/A                      N/A
SCUDDER INTERNATIONAL           11.719
(12/13/96)
        1996.................................    12.067                    0
        1997.................................    13.004               15,759
T.ROWE PRICE EQUITY INCOME     13.501.
(12/13/96)
        1996.................................    13.731                    0
        1997.................................    17.481               52,630
T.ROWE PRICE INTERNATIONAL     11.560
(12/13/96)
        1996.................................    11.976                    0
        1997.................................    12.199               23,539
T.ROWE PRICE LIMITED-TERM      10.582
BOND (12/13/96)
        1996.................................    10.582                    0
        1997.................................    11.160               31,032
T.ROWE PRICE NEW AMERICA       15.121
GROWTH (12/13/96)
        1996.................................    15.496                    0
        1997.................................    18.543               19,742
T.ROWE PRICE PERSONAL          12.552
STRATEGY (12/13/96)
        1996.................................    12.719                    0
        1997.................................    14.833               50,339

*    Accumulation Unit Values are rounded to the nearest hundredth of a cent.
**   Accumulation Units are rounded to the nearest unit.


                        COMPANION LIFE INSURANCE COMPANY

   Companion Life Insurance Company, 401 Theodore Fremd Avenue, Rye, New York 10580, is a stock life insurance company. It was incorporated under the laws of the State of New York on June 3, 1949. It is principally engaged in the sale of life insurance and annuity policies in the State of New York. As of December 31, 1997, Companion had assets of over $ 465 million. Companion is a wholly-owned subsidiary of United of Omaha Life Insurance Company. Both Companion and United of Omaha are Mutual of Omaha Companies.
   Companion may from time to time publish (in advertisements, sales literature and reports to Owners) the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of Companion, and the ratings should not be considered as bearing on the investment performance of assets held in the Variable Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A.M. Best Company's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of Companion, as measured by Duff & Phelps may be referred to in such advertisements, sales literature, or reports. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Variable Account or the degree of risk associated with an investment in the Variable Account.


                            THE ELIGIBLE INVESTMENTS

   Purchase Payments made under a Policy may be allocated to one of the 23 Subaccounts of the Variable Account, to the Fixed Account, or to a combination of these Eligible Investment(s).

THE VARIABLE ACCOUNT
   The Companion Life Separate Account C of Companion Life Insurance Company (the "Variable Account") was established as a separate investment account under the laws of the State of New York on February 18, 1994. The Variable Account will receive and invest the Purchase Payments under the Policies that are allocated to it for investment in shares of a Series Fund.
   The Variable Account currently is divided into 23 Subaccounts. Each Subaccount invests exclusively in shares of a Portfolio of one of the Series Funds. Under New York law, the assets of the Variable Account are owned by Companion, but they are held separately from the other assets of Companion and are not chargeable with any liabilities arising out of any other separate investment account or any other business of Companion which has no specific and determinable relation to or dependence upon the Variable Account. The income, gains and losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account, without regard to other income, gains, or losses of Companion. The investment performance of any Subaccount should be entirely independent of the investment performance of Companion's general account assets or any other accounts maintained by Companion.
   The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or Companion.
   THE SERIES FUNDS. Each Subaccount of the Variable Account will invest exclusively in shares of a specific Portfolio of one of the Series Funds, each of which is a mutual fund registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified investment management company. 4/ The assets of each Portfolio of each Series Fund are held separate from the assets of that Series Fund's other Portfolios, and each Portfolio has its own distinct investment objectives and policies. Each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
   Each of the Series Funds is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment manager is responsible for selecting Portfolio investments consistent with the investment objectives and policies of the Portfolio, and conducts securities trading for the Portfolio. Alger Management is responsible for the overall administration of the Alger American Fund, subject to the supervision of the Alger Fund Board of Trustees; Federated Advisers is responsible for the portfolio investment decisions of the Insurance Management Series, subject to direction by the Insurance Management Series Trustees; Fidelity Management & Research Company ("FMR") is the manager of the Fidelity VIP Fund and Fidelity VIP Fund II. On behalf of the Asset Manager: Growth Portfolio of the Fidelity VIP Fund II, FMR has entered into sub-advisory agreements with Fidelity Investment Management and Research (U.K.) Inc. ("FMR (U.K.)") and Fidelity Management and Research (Far East) Inc. ("FMR Far East") pursuant to which those entities provide research and investment recommendations with respect to companies based outside of the United States. FMR (U.K.) primarily focuses on companies based in Europe, and FMR Far East focuses primarily on companies based in Asia and the Pacific Basin. Massachusetts Financial Services Company is responsible for the management of the assets of the MFS Variable Insurance Trust. Pioneer Fund Group is responsible for the management of the assets of the Pioneer Variable Contracts Trust, subject to direction by the Trust's own Trustees. The investment advisor for each Pioneer Variable Contract's Trust portfolio is Pioneer Management Corporation. Scudder Kemper Investments, Inc. manages the daily business and affairs of the Scudder Fund, subject to policies established by the Trustees of Scudder Variable Life Investment Fund. T. Rowe Price Associates, Inc. is responsible for selection and management of the portfolio investments of T. Rowe Price Equity Series and T. Rowe Price Fixed Income Series. Rowe Price-Fleming International, Inc., incorporated in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited, is responsible for selection and management of the portfolio investments of T. Rowe Price International Series.


     4/ The registration of the Series Funds does not involve supervision of the management or investment practices or policies of the Series Funds by the SEC.

   The Variable Account Portfolios, while they may have the same or similar names of retail mutual funds, are not the same as those funds. By law, insurance product variable account portfolios and retail mutual funds must be separate investment pools. A variable account portfolio and a retail mutual fund may have similar names, the same or similar investment objective and strategy, and the same investment manager. Even when these similarities exist, however, the investment manager is under no obligation to ensure that the Variable Account Portfolio and the retail mutual fund have duplicate holdings, trading activity or performance. Any similarities in this regard are coincidental, and the Variable Account Portfolio and retail mutual fund may differ substantially in these areas. The investment manager's obligation is to attempt to achieve the investment objective stated in the prospectus. For information about the performance history of any Variable Account Portfolio, please refer to further disclosure in this Prospectus or in the Series Fund prospectus for that particular Variable Account Portfolio.
   The investment objectives of each Portfolio are summarized as follows:

ALGER AMERICAN FUND

   ALGER AMERICAN GROWTH PORTFOLIO -- seeks long-term capital appreciation by investing in a diversified portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

   ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- seeks long-term capital appreciation by investing in a diversified portfolio of equity securities, primarily of smaller, newer companies with total market capitalization of less than $1 billion. The securities in such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.(*)

INSURANCE MANAGEMENT SERIES

   FEDERATED   PRIME  MONEY  FUND  II  PORTFOLIO  --  invests  in  money  market instruments maturing in thirteen months or less to achieve current income consistent with stability of principal and liquidity. The Portfolio attempts to maintain a stable net asset value of $1.00 per share, but there can be no assurance the Portfolio will be able to do so.

   FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II PORTFOLIO -- seeks current income by investing in a diversified portfolio limited to U.S. government securities.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
   FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing mainly in income-producing equity securities. In selecting investments, the Portfolio also considers the potential for capital appreciation. The
     Portfolio seeks to achieve a yield that beats that of the S&P 500. The Portfolio does not expect to invest in debt securities of companies that do not have proven earnings or credit.(*)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

   FIDELITY VIP II ASSET MANAGER: GROWTH PORTFOLIO -- seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term fixed-income instruments. Although the Portfolio seeks to reduce its overall risk by diversifying among different types of investments, the fund aggressively invests in a wide variety of security types, including stocks and bonds issued in developing countries and derivative transactions. The Portfolio spreads investment risk by limiting its holdings in any one company or industry.(*)

   FIDELITY CONTRAFUND PORTFOLIO -- seeks to increase the value of the Portfolio's return over the long term by investing in securities of companies that are undervalued or out-of-favor. This strategy can lead to investments in domestic or foreign companies, many of which may not be well known. The stocks of small companies often involve more risk than those of larger companies. The Portfolio may use various investment techniques to hedge the Portfolio's risk, but there is no guarantee that these strategies will work as intended.(*)

   FIDELITY  INDEX 500  PORTFOLIO  -- seeks to match the total return of the S&P
     500 while keeping expenses low. The Portfolio utilizes a "passive" or "indexing" approach and tries to allocate its assets similarly to those of the index. Normally 80% (65% if fund assets are below $20 million) of the fund's assets are invested in equity securities of companies that compose the S&P 500. The Standard & Poor's Corporation is neither an affiliate nor a sponsor of the fund.

MFS VARIABLE INSURANCE TRUST

   MFS EMERGING GROWTH PORTFOLIO -- seeks to provide long-term growth of capital through investing primarily in common stocks of emerging growth companies, which involves greater risk than is customarily associated with investments in more established companies. The Portfolio may invest in a limited extent in lower rated fixed income securities or comparable unrated securities.(*)

   MFS HIGH INCOME PORTFOLIO -- seeks high current income by investing primarily in a diversified portfolio of fixed income securities, some of which may involve equity features. The Portfolio may invest in lower rated fixed income securities or comparable unrated securities.(*)

   MFS RESEARCH PORTFOLIO -- seeks to provide long-term growth of capital and future income by investing a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. No more than 5% of the Portfolio's convertible securities, if any, will consist of securities in lower rated categories or securities believed to be of similar quality to lower rated securities. The Portfolio may invest in a limited extent in lower rated fixed income securities or comparable unrated securities.(*)

   MFS VALUE  SERIES  PORTFOLIO  --  seeks  capital  appreciation  by  investing primarily in common stocks, including to a limited extent foreign securities which are not traded on a U.S. exchange. The Portfolio may invest to a limited extent in lower rated fixed income securities or comparable unrated securities. (*)

   MFS WORLD GOVERNMENT  PORTFOLIO -- seeks  preservation and growth of capital, together with moderate current income by investing its assets in an internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities. The Portfolio investments are expected to consist primarily of securities which are of relatively high quality and minimal credit risk. However, an error of judgment in selecting a currency or an interest rate environment could result in a loss of capital, and a held security whose quality deteriorates significantly will be sold only if the Portfolio investment adviser believes it is advantageous to do so.

PIONEER VARIABLE CONTRACTS TRUST

   PIONEER CAPITAL GROWTH PORTFOLIO - seeks capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

   PIONEER REAL ESTATE PORTFOLIO - seeks long-term growth of capital by investing primarily in securities of real estate investment trusts (REITs) and other real estate industry companies.
     Current income is the Portfolio's secondary investment objective.

SCUDDER VARIABLE LIFE INVESTMENT FUND

   SCUDDER   GLOBAL   DISCOVERY   PORTFOLIO  --  seeks   above-average   capital
     appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world, including to a limited extent in lower rated fixed income securities or comparable unrated securities. Since the Portfolio normally will invest in both U.S. and foreign securities markets, changes in the Portfolio's unit value may have a low correlation with movements in the U.S. markets. (*)

   SCUDDER GROWTH & INCOME PORTFOLIO -- seeks long term growth of capital, current income and growth of income by investing primarily in common stocks, preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying higher than average current dividends.

   SCUDDER  INTERNATIONAL   PORTFOLIO  --  seeks  long-term  growth  of  capital
     primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests in companies, wherever organized, which do business primarily outside the United States. The Portfolio intends to diversify investments among several countries, and does not intend to concentrate investments in any particular industry.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

   T.ROWE PRICE  INTERNATIONAL  STOCK  PORTFOLIO  -- seeks a total return on its assets from long-term growth of capital and income, by investing substantially all of its assets in common stocks of established non-U.S. companies. The Portfolio will not purchase any debt security which at the time of purchase is rated below investment grade. This would not prevent the Portfolio from retaining a security downgraded to below investment grade after purchase.

T. ROWE PRICE EQUITY SERIES, INC.

   T.ROWE PRICE NEW AMERICA GROWTH PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of U.S. growth companies which operate in service industries believed to be above-average performers in their fields. Total return will consist primarily of capital appreciation or depreciation.

   T.ROWE  PRICE  EQUITY-INCOME   PORTFOLIO  --  Seeks  to  provide  substantial
     dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.(*)

   T.ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO -- seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. There are no limitations on market capitalization or types of stock the Portfolio can hold. While bond holdings are primarily investment grade, the Portfolio can also invest in more volatile below-investment grade bonds.(*)

T. ROWE PRICE FIXED INCOME SERIES, INC.

   T.ROWE  PRICE  LIMITED-TERM  BOND  PORTFOLIO  -- seeks a high level of income
     consistent  with  modest  price  fluctuation  by  investing   primarily  in
     investment grade debt securities.

(*) THE PORTFOLIOS' INVESTMENT STRATEGIES MAY PROVIDE THE OPPORTUNITY OF HIGHER THAN AVERAGE YIELDS BY INVESTING IN SECURITIES WITH HIGHER THAN AVERAGE RISK, SUCH AS LOWER AND UNRATED DEBT AND COMPARABLE EQUITY INSTRUMENTS. PLEASE CONSULT EACH PORTFOLIO'S SERIES FUND PROSPECTUS ACCOMPANYING THIS PROSPECTUS FOR MORE INFORMATION ABOUT THE RISK ASSOCIATED WITH SUCH INVESTMENTS.

   THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF EACH PORTFOLIO'S INVESTMENT OBJECTIVE AND POLICIES AND A DESCRIPTION OF RISKS INVOLVED IN INVESTING IN EACH OF THE PORTFOLIOS AND OF EACH PORTFOLIO'S FEES AND EXPENSES, IS CONTAINED IN THE PROSPECTUSES FOR THE SERIES FUNDS, CURRENT COPIES OF WHICH ACCOMPANY THIS PROSPECTUS. INFORMATION CONTAINED IN THE SERIES FUNDS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING IN A SUBACCOUNT OF THE VARIABLE ACCOUNT.

   An investment in the Variable Account, or in any Portfolio, including the Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value per share.

   Companion may receive compensation from certain Portfolios and/or affiliate(s) of certain of the Portfolios. The amounts may be based upon an annual percentage of the average assets held in that Portfolio by the Variable Account. These amounts are intended to compensate Companion for administrative and other services provided by Companion.

   ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS. Companion does not control the Series Funds and cannot and does not guarantee that any of the Portfolios will always be available for Purchase Payments, allocations, or transfers. Companion retains the right, subject to any applicable law, to make certain changes in the Variable Account and its investments. Companion reserves the right to eliminate the shares of any Portfolio held by a Subaccount and to substitute shares of another Portfolio of a Series Fund, or of another registered open-end management investment company for the shares of any Portfolio, if the shares of the Portfolio are no longer available for investment or if, in Companion's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Variable Account. To the extent required by the 1940 Act, substitutions of shares attributable to an Owner's interest in a Subaccount will not be made without prior notice to the Owner and the prior approval of the SEC. If required, approval of or change of any investment policy will be filed with the Insurance Department of any state in which the Policy is sold. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable annuity policies on the basis of requests made by Owners.

   New Subaccounts may be established when, in the sole discretion of Companion, marketing, tax, investment or other conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by Companion. Each additional Subaccount will purchase shares in a Portfolio of a Series Fund or in another mutual fund or investment vehicle. Companion may also eliminate one or more Subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any Subaccount is eliminated, Companion will notify Owners and request a reallocation of the amounts invested in the eliminated Subaccount. If no such reallocation is provided by the Owner, Companion will reinvest the amounts invested in the eliminated Subaccount in the Subaccount that invests in the Money Market Portfolio (or in a similar portfolio of money market instruments).
   In the event of any such substitution or change, Companion may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, the Variable Account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by applicable law, Companion also may transfer the assets of the Variable Account associated with the Policies to another account or accounts.

HISTORICAL PERFORMANCE DATA
      From time to time, Companion may advertise or include in sales literature yields, effective yields, and total returns for the Subaccounts of the Variable Account. THESE FIGURES ARE BASED ON HISTORICAL PERFORMANCE AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. Performance relative to certain performance rankings and indices compiled by independent organizations may also be advertised or included in sales literature. More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.
     PERFORMANCE DATA. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolios of the Series Funds. The Series Funds' performance in part reflects the Series Funds' expenses. See the Prospectuses for the Series Funds.
      The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
      The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.
      Yield quotations do not reflect the Withdrawal Charge.
      The total return of a Subaccount refers to return quotations assuming Accumulation Value has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.
      The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any Withdrawal Charge that would apply if an Owner terminated the Policy at the end of each period indicated). Such average annual total return information for the subaccounts of the Policy is as follows:

----------------------------------------------- ----------- =============
                  SUBACCOUNT                      1 Year        From
      AVERAGE ANNUAL TOTAL RETURN TABLE           Ended      Inception
        Subaccount (date of inception)           12/31/97   to 12/31/97
(Policy issued without Enhanced Death Benefit)      %            %
----------------------------------------------- ----------- =============
Alger American Growth  (12/13/96)                 16.76        15.92
Alger American Small Capitalization (12/13/96)     3.42         3.26

Federated Prime Money Fund II (12/13/96)          -2.58        -2.46
Federated Fund for U.S. Government Securities
(12/13/96)                                         0.81         0.77
Fidelity VIP II Asset Manager: Growth
(12/13/96)                                        16.13        15.32
Fidelity VIP II Contrafund  (12/13/96)            15.27        14.50
Fidelity VIP Equity Income (12/13/96)             18.96        17.99
Fidelity VIP II Index 500 (5/1/98)                 N/A          N/A
MFS Emerging Growth  (12/13/96)                   13.19        12.53
MFS High Income (12/13/96)                         5.49         5.22
MFS Research (12/13/96)                           11.66        11.09
MFS Value Series (5/1/98)                          N/A          N/A
MFS World Government (12/13/96)                   -8.21        -7.84
Pioneer Capital Growth (5/1/98)                    N/A          N/A
Pioneer Real Estate (5/1/98)                       N/A          N/A
Scudder Global Discovery (5/1/98)                  N/A          N/A
Scudder Growth & Income (5/1/98)                   N/A          N/A
Scudder International (12/13/96)                   1.26         1.20
T. Rowe Price International  (12/13/96)           -4.29        -4.09
T. Rowe Price New America Growth (12/13/96)       12.46        11.84
T. Rowe Price Equity Income (12/13/96)            19.65        18.65
T. Rowe Price Limited-Term Bond (12/13/96)        -0.91         0.86
T. Rowe Price Personal Strategy Balanced
(12/13/96)                                         9.60         9.13
=============================================== =========== =============


   NON-STANDARDIZED PERFORMANCE DATA. In addition to the version described above, total return performance information computed on different non-standard bases may be used in advertisements. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the Withdrawal Charge. In addition, Companion may from time to time disclose average annual total return in non-standard formats and cumulative total return for Policies funded by the Subaccounts. Such non-standardized (i.e., assumes no Surrender Charge) average annual total return information for the Subaccounts of Policies is as follows:


----------------------------------------------- ----------- =============
         SUBACCOUNT NON-STANDARDIZED              1 Year        From
      AVERAGE ANNUAL TOTAL RETURN TABLE           Ended      Inception
        Subaccount (date of inception)           12/31/97   to 12/31/97
(Policy issued without Enhanced Death Benefit)      %            %
----------------------------------------------- ----------- =============
Alger American Growth  (12/13/96)                 24.15        22.90
Alger American Small Capitalization (12/13/96)     9.96         9.47

Federated Prime Money Fund II (12/13/96)           3.58         3.41
Federated Fund for U.S. Government Securities
(12/13/96)                                         7.18         6.84
Fidelity VIP II Asset Manager: Growth
(12/13/96)                                        23.48        22.26
Fidelity VIP II Contrafund  (12/13/96)            22.56        21.40
Fidelity VIP Equity Income (12/13/96)             26.48        25.10
Fidelity VIP II Index 500 (5/1/98)                 N/A          N/A
MFS Emerging Growth  (12/13/96)                   20.35        19.31
MFS High Income (12/13/96)                        12.16        11.56
MFS Research (12/13/96)                           18.73        17.77
MFS Value Series (5/1/98)                          N/A          N/A
MFS World Government (12/13/96)                   -2.41        -2.30
Pioneer Capital Growth (5/1/98)                    N/A          N/A
Pioneer Real Estate (5/1/98)                       N/A          N/A
Scudder Global Discovery (5/1/98)                  N/A          N/A
Scudder Growth & Income (5/1/98)                   N/A          N/A
Scudder International (12/13/96)                   7.67         7.29
T. Rowe Price International  (12/13/96)            1.76         1.68
T. Rowe Price New America Growth (12/13/96)       19.58        18.58
T. Rowe Price Equity Income (12/13/96)            27.22        25.79
T. Rowe Price Limited-Term Bond (12/13/96)         5.36         5.11
T. Rowe Price Personal Strategy Balanced
(12/13/96)                                        16.53        15.70
=============================================== =========== =============

THE FIGURES ABOVE ARE NOT AN INDICATION OF PRESENT, PAST, OR FUTURE PERFORMANCE OF THE APPLICABLE SUBACCOUNTS OR OF THE ACTUAL PORTFOLIOS AVAILABLE UNDER THE POLICY.

   ADJUSTED HISTORICAL PERFORMANCE DATA. Companion may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Portfolios of the Series Funds, including such disclosure for periods prior to the dates the Subaccounts commenced operations. For periods prior to the date the Subaccount commenced operations, performance information for Policies will be calculated based on the performance of the Series Fund Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Series Fund Portfolios, with the level of Policy charges that are currently in effect (this is referred to as "adjusted historical" performance data).


   PORTFOLIO PERFORMANCE DATA. Companion may also disclose average annual total returns for Series Fund Portfolios since their inception, including such disclosure for periods prior to the date the Variable Account commenced operations. These figures do not reflect the Variable Account or Policy expenses. Such average annual total return information is as follows:

------------------------------------------------- -------- ---------- ==========
                                         1 Year   5 Years  10 Years     Since
                                         Ended     Ended     Ended    Inception
                   Series Fund          12/31/96  12/31/96 12/31/96   to
               (date of inception)         %         %         %      12/31/96
                                                                          %
------------------------------------------------- -------- ---------- ==========
Alger American Growth (1/9/89)            13.35    16.63        N/A      18.65
Alger American Small Capitalization
  (9/21/88)                                4.18    11.02        N/A      20.21
Federated Prime Money Fund II (11/21/94)   4.75      N/A        N/A       4.95
Federated Fund for U.S. Government
Securities  (3/28/94)                      4.20      N/A        N/A       5.62
Fidelity VIP II Asset Manager:
  Growth (1/3/95)                         20.04      N/A        N/A      21.56
Fidelity VIP II Contrafund (1/3/95)       21.22      N/A        N/A      30.19
Fidelity VIP Equity Income (10/9/86)      14.28    17.98      13.74      13.43
Fidelity VIP II Index 500 (8/27/92)       22.82      N/A        N/A      17.08
MFS Emerging Growth (7/24/95)             17.02      N/A        N/A      24.76
MFS High Income (7/26/95)                 11.80      N/A        N/A      12.00
MFS Research (7/26/95)                    22.33      N/A        N/A      23.46
MFS Value Series (8/14/96)                  N/A      N/A        N/A       8.78
                  --------                 4.03      N/A        N/A       7.39
MFS World Government (6/14/94)
Pioneer Capital Growth (7/25/90)          11.66    20.34        N/A      17.48
Pioneer Real Estate (10/25/93)            36.46      N/A        N/A      12.95
Scudder Global Discovery (5/1/96)           N/A      N/A        N/A       5.50
Scudder Growth & Income (5/2/94)          22.17      N/A        N/A      21.69
Scudder International (5/1/87)            14.78    11.05        N/A       9.93
T. Rowe Price International  (3/31/94)    14.70      N/A        N/A       9.94
T. Rowe Price New America Growth (3/31/94 20.09      N/A        N/A      24.60
T. Rowe Price Equity Income (3/31/94)     19.56      N/A        N/A      21.93
T. Rowe Price Limited-Term Bond (5/17/94)  3.26      N/A        N/A       5.97
T. Rowe Price Personal Strategy Balanced
(12/31/94)                                14.21      N/A        N/A      21.22
================================ ============== ======== ========== ==========

      Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.
      In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or mutual fund portfolios with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.
      Lipper's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

      Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.
      Companion may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio's investment experience is positive.

THE FIXED ACCOUNT
   This Prospectus is generally intended to serve as a disclosure document only for the Policy and the Variable Account. For complete details regarding the Fixed Account, see the Policy itself.
   PURCHASE PAYMENTS ALLOCATED AND AMOUNTS TRANSFERRED TO THE FIXED ACCOUNT BECOME PART OF THE GENERAL ACCOUNT ASSETS OF COMPANION. INTERESTS IN THE GENERAL ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), NOR IS THE GENERAL ACCOUNT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE GENERAL ACCOUNT NOR ANY INTERESTS THEREIN ARE GENERALLY SUBJECT TO THE PROVISIONS OF THE 1933 OR 1940 ACTS, AND COMPANION HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS WHICH RELATE TO THE FIXED ACCOUNT.
   The Fixed Account includes all the assets of Companion except those segregated in the Variable Account or in any other separate investment account. The Policy Owner may allocate Purchase Payments to the Fixed Account at the time of a Purchase Payment or transfer amounts from the Variable Account to the Fixed Account. Instead of the Policy Owner bearing the investment risk, as is the case for Accumulation Value in the Variable Account, Companion bears the full investment risk for all Accumulation Value in the Fixed Account. Companion has sole discretion to invest the assets of its general account, including the Fixed Account, subject to applicable law.
   Companion guarantees that it will credit interest to amounts in the Fixed Account at an effective rate of at least 3% per year. Companion may, IN ITS SOLE DISCRETION, credit amounts in the Fixed Account with interest at a current interest rate in excess of 3%. Once declared, a current interest rate will be guaranteed for at least one year. ONE TRANSFER OUT OF THE FIXED ACCOUNT IS ALLOWED EACH POLICY YEAR. Moreover, the maximum amount that can be transferred out of the Fixed Account during any Policy Year will be determined by Companion in its sole discretion, but will not be less than 10% of Fixed Account Value on the date of the transfer. No charge is imposed on such transfers. Companion reserves the right to modify transfer privileges at any time. (See "THE ELIGIBLE INVESTMENTS:Transfers.") Partial withdrawals from the Fixed Account are limited to a pro rata amount (with withdrawals from the Variable Account). Withdrawals and transfers from the Fixed Account may be delayed for up to six months, and withdrawals may be subject to a Withdrawal Charge. (See "DISTRIBUTIONS UNDER THE
POLICY: Withdrawals.") For purposes of crediting interest, the oldest payment or transfer into the Fixed Account, plus interest allocable to that payment or transfer, is considered to be withdrawn or transferred out first; the next oldest payment plus interest is considered to be transferred out next, and so on (this is a " first-in, first-out" procedure).
   Companion guarantees that, at any time prior to the Annuity Starting Date, the amount in the Fixed Account allocable to a particular Policy will be not be less than the amount of the Purchase Payments allocated or transferred to the Fixed Account, plus interest at an effective rate of 3% per year, plus any excess interest credited to amounts in the Fixed Account, less any amounts deducted from the Fixed Account in connection with partial withdrawals (including any Withdrawal Charges) or transfers to the Variable Account.

   The current interest rates will be determined by Companion in its sole discretion.

   COMPANION'S MANAGEMENT HAS COMPLETE AND SOLE DISCRETION TO DETERMINE THE CURRENT INTEREST RATES. COMPANION CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE CURRENT INTEREST RATES, EXCEPT THAT COMPANION GUARANTEES THAT FUTURE CURRENT INTEREST RATES WILL NOT BE BELOW AN EFFECTIVE RATE OF 3% PER YEAR COMPOUNDED ANNUALLY. THE POLICY OWNER BEARS THE RISK THAT CURRENT INTEREST RATES WILL NOT EXCEED AN EFFECTIVE RATE OF 3% PER YEAR.

TRANSFERS
   SUBJECT TO the limitations and restrictions described below, transfers out of a Subaccount of the Variable Account may be made any time prior to the Annuity Starting Date, by sending Written Notice, signed by the Policy Owner, to the Service Office. Companion reserves the right, at any time and without notice to any party, to modify the transfer privileges under the Policy.
   An Owner can transfer Accumulation Value from one Subaccount of the Variable Account to another, or from the Variable Account to the Fixed Account within certain limits. The minimum amount which may be transferred is the lesser of $500 or the entire Subaccount Value. If the Subaccount Value remaining after a transfer is less than $500, Companion will include that amount as part of the transfer. Transfers out of a Subaccount currently may be made as often as the Owner wishes, subject to the minimum amount specified above (Companion reserves the right to otherwise limit or restrict transfers in the future or to eliminate the transfer privilege). Companion reserves the right to restrict transfers from the Variable Account to the Fixed Account of amounts previously transferred from the Fixed Account, for a period of time determined by Companion.
     A transfer fee of $10 may be imposed for any transfer in excess of 12 per Policy Year. The transfer fee is deducted from the amount transferred. (See "CHARGES AND DEDUCTIONS.")
   Transfers from the Fixed Account currently may be made only once each Policy Year. Transfers from the Fixed Account do not count toward the 12 free transfer limit described above, and no transfer charge will be imposed on transfers from the Fixed Account. Moreover, the maximum amount that can be transferred out of the Fixed Account during any Policy Year is 10% of the Fixed Account Value on the date of the transfer.
   The Policy is designed as a long-term investment, for retirement or other financial planning. The Policy is not intended for active trading or "market timing." Excessive transfers could harm other Policy Owners by having a detrimental effect on portfolio management (which could occur, for example, if it caused excessive commission expense or caused the manager to keep higher cash reserves than otherwise). Therefore, Companion reserves the right to limit the number of Transfers from the Subaccounts of the Variable Account and the Fixed Account if Companion believes that: (a) excessive trading by the Policy Owner or a specific Transfer request would have a detrimental effect on Accumulation Unit values or the share prices of the Portfolios; or (b) Companion is informed by one or more of the Series Funds or the Variable Account that the purchase or redemption of shares is to be restricted because of excessive trading or a Transfer or group of Transfers is deemed to have a detrimental effect on share prices of one or more Portfolios or the Variable Account.
   Where permitted by law, Companion may accept a Policy Owner's authorization of third party reallocation on such Owner's behalf, subject to Companion's rules. Companion may suspend or cancel such acceptance at any time. For example, third party reallocation by "market timers" could be suspended if they cause harm to other Policy Owners. Companion will notify the Policy Owner of any such suspension or cancellation. Companion may restrict the availability of Subaccounts and the Fixed Account for Transfers during any period in which the Policy Owner authorizes such third party to act on his behalf. Companion will give Owners prior notification of any such restrictions. However, Companion will not enforce such restrictions if it is provided with satisfactory evidence that:
(a) such third party has been appointed by a court of competent jurisdiction to act on the Policy Owner's behalf; or (b) such third party has been appointed by the Policy Owner to act on his behalf for all his financial affairs.

DOLLAR COST AVERAGING
   Under the Dollar Cost Averaging program, the Policy Owner can instruct Companion to automatically transfer, on a periodic basis, a predetermined amount or percentage specified by the Policy Owner from any one Subaccount or the Fixed Account to any Subaccount(s) of the Variable Account. The automatic transfers can occur monthly, quarterly, semi-annually, or annually, and the amount transferred each time must be at least $100 and must be $50 per Subaccount. At the time the program begins, there must be at least $5,000 of Accumulation Value in the applicable Subaccount or the Fixed Account. If transfers are made from the Fixed Account, the maximum periodic transfer amount is 10% of that account's value at the time of the first Dollar Cost Averaging transfer. There is no maximum transfer amount requirement out of the Subaccounts of the Variable Account.

   If a percentage is specified for Dollar Cost Averaging transfers, the percentage is calculated on the date each transfer is processed. This means the amount of the transfer may vary with each transaction, and is dependent upon the Accumulation Value of the Subaccount(s) or Fixed Account from which the transfer is to be made. If a predetermined dollar amount is specified for Dollar Cost Averaging transfers, the amount of the transfer will not vary with each transaction regardless of changes in the Accumulation Value of the Subaccount(s) or Fixed Account from which transfers are made. The predetermined dollar amount may be changed by providing Written Notice to Companion. Dollar Cost Averaging results in the purchase of more Accumulation Units when the Accumulation Unit value is low, and fewer units when the Accumulation Unit value is high. However, there is no guarantee that the Dollar Cost Averaging program will result in higher Accumulation Value or otherwise be successful.
   The Policy Owner can request participation in the Dollar Cost Averaging program when purchasing the Policy or at a later date. Dollar Cost Averaging program transfers cannot begin before the end of a Policy's free look (a/k/a "right to examine") period. Transfers will begin on the first through the 25th day (or, if not a Valuation Date, the next following Valuation Date). as specified by the Owner, following the Policy's free look period. If no date is selected, the Dollar Cost Averaging program will begin on the next Policy monthly anniversary following the date the Policy's free look period ends.. The Owner can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. Otherwise, the program will terminate when the amount remaining in the applicable Subaccount or, if applicable, the Fixed Account is less than $500.
   The Owner can increase or decrease the amount or percentage of the transfers or discontinue the program by sending Written Notice to the Service Office or by telephone, if telephone transactions are authorized. There is no charge for participation in this program.

ASSET ALLOCATION PROGRAM
   Under the Asset Allocation Program, the Policy Owner can instruct Companion to allocate purchase payments and Accumulation Value among the Subaccounts of the Variable Account and the Fixed Account in accordance with allocation instructions specified by the Policy Owner. Companion will rebalance a Policy Owner's investment by allocating purchase payments and transferring Accumulation Value among the Subaccounts and the Fixed Account to ensure conformity with current allocation instructions. Rebalancing will be performed on a quarterly, semi-annual or annual basis as specified by the Policy Owner. Transfers of Accumulation Value made pursuant this program will not be counted in determining whether the Transfer Fee applies. At the time the program begins, there must be at least $10,000 of Accumulation Value under the Policy.
   The Policy Owner can request participation in the Asset Allocation Program when purchasing the Policy or at a later date. The Owner can change his allocation percentage or discontinue the program by sending Written Notice to the Service Office. There is no charge for participation in this program.

                                   THE POLICY

  The Ultrannuity Series V Variable Annuity Policy is a Flexible Payment Variable Deferred Annuity Policy. The rights and benefits under the Policy are summarized below; however, the description of the Policy contained in this Prospectus is qualified in its entirety by the Policy itself, a copy of which is available upon request from Companion. The Policy may be purchased on a non-tax qualified basis ("Nonqualified Policy") or in connection with retirement plans or individual retirement accounts that qualify for favorable income tax treatment ("Qualified Policy"). The Policy will remain in force until surrendered for its Cash Surrender Value, or all Proceeds have been paid under a Payout Option or as a death benefit or upon termination.

POLICY APPLICATION AND ISSUANCE OF POLICIES
   Before it will issue a Policy, Companion must receive a completed Policy application and a minimum initial Purchase Payment of $5,000. A Nonqualified Policy ordinarily will be issued only in respect of Owners Age 0 through 83, and a Qualified Policy ordinarily will be issued only in respect of Owners Age 0 through 70 1/2. Companion reserves the right to reject any application or Purchase Payment.
   Under Companion's Electronic Funds Transfer program, the Owner can select a monthly payment schedule pursuant to which purchase payments will be automatically deducted from a bank or credit union account or other sources. The minimum size of an initial Purchase Payment must be at least $2,000. Each subsequent monthly payment must be at least $100.

   If the application can be accepted in the form received, the initial Purchase Payment will be credited to the Accumulation Value within two business days after the later of receipt of the application or receipt of the initial Purchase Payment. If the initial Purchase Payment cannot be credited because the application or other issuing requirements are incomplete, the applicant will be contacted within five business days of receipt and given an explanation for the delay, and the initial Purchase Payment will be returned at that time unless the applicant consents to Companion's retaining the initial Purchase Payment and crediting it as soon as the necessary requirements are completed.
   The date on which the initial Purchase Payment is credited to the Accumulation Value is the Date of Issue. The Date of Issue is the date used to determine Policy Years and Policy anniversaries.

PURCHASE PAYMENTS
   All initial Purchase Payment checks or drafts should be made payable to Companion Life Insurance Company and sent to the Service Office. Additional Purchase Payments should be sent to the Service Office. The death benefit will not take effect until the check or draft for the Purchase Payment is honored.
   INITIAL PURCHASE PAYMENT. The minimum initial Purchase Payment that Companion currently will accept under both a Nonqualified Policy and a Qualified Policy is $5,000 except under the Electronic Funds Transfer Program where the minimum initial Purchase Payment is $2,000. Companion reserves the right to increase or decrease this amount. The initial Purchase Payment is the only Purchase Payment required to be paid under a Policy.
   ADDITIONAL PURCHASE PAYMENTS. The Owner may pay additional Purchase Payments. The minimum additional Purchase Payment under both a Nonqualified Policy and a Qualified Policy is $500 except under the Electronic Funds Transfer Program where the minimum additional Purchase Payment is $100. Additional Purchase Payments will be credited to the Policy and added to the Accumulation Value as of the Valuation Date when they are received at the Service Office. Companion will not accept any additional Purchase Payments beginning on the Policy Anniversary following the Owner's 83rd birthday.
   ALLOCATION OF PURCHASE PAYMENTS. An Owner must allocate Purchase Payments to one or more of the Eligible Investments. The Owner must specify the initial allocation in the Policy application. This allocation will be used for additional Purchase Payments unless the Owner requests a change of allocation. All allocations must be made in whole percentages and must total 100%. The minimum allocation amount is $500. If the Owner fails to specify how Purchase Payments are to be allocated, the Purchase Payment(s) cannot be accepted. The initial Purchase Payment will be allocated to the Owner's selected Subaccounts on the Date of Issue. All additional Purchase Payments received after the end of the free look period will be allocated and credited to the Owner's Policy as of the Valuation Period during which they are received.
   The Owner may change the allocation instructions for future additional Purchase Payments by sending Written Notice, signed by the Owner, to Companion's Service Office. The allocation change will apply to payments received on or after the date the Written Notice is received.
   PAYMENT NOT HONORED BY BANK. Any payment due under the Policy which is derived, all or in part, from any amount paid to Companion by check or draft may be postponed until such time as Companion determines that such instrument has been honored. Payment by certified check, banker's draft, or cashier's check will be promptly applied.

ACCUMULATION VALUE
   On the Date of Issue, the Accumulation Value equals the initial Purchase Payment. On any Valuation Date thereafter, the Accumulation Value equals the sum of the values in the Variable Account and the Fixed Account.
   The Accumulation Value is expected to change from Valuation Period to Valuation Period, reflecting the expenses and investment experience of the selected Eligible Investments as well as the Variable Account deductions for charges.
   THE VARIABLE ACCOUNT VALUE. The Accumulation Value for each Subaccount is equal to:
         (a) the current number of Accumulation Units in the Subaccount for the Policy; multiplied by
         (b) the current Accumulation Unit value.
     A Purchase Payment or transfer allocated to a Subaccount is converted into Accumulation Units by dividing it by the Accumulation Unit value for the Valuation Period during which the Purchase Payment or transfer is allocated to the Variable Account. The initial Accumulation Unit value for each Subaccount was set at $10 when the Subaccount was established. The Accumulation Unit value may increase or decrease from one Valuation Date to the next.
     The Accumulation Unit value for a Subaccount on any Valuation Date is calculated as follows:
         (a) The net asset value per share of the Portfolio multiplied by the number of shares held in the Subaccount, before the purchase or redemption of any shares on that date; minus
         (b) the cumulative unpaid charge for the Mortality and Expense Risk Charge and Administrative Expense Charge; minus
         (c) any applicable charge for federal and state income taxes, if any; the result divided by
                                       24

         (d) the total number of Accumulation Units held in the Subaccount on the Valuation Date, before the purchase or redemption of any Accumulation Units on that day.

Positive investment experience of the applicable Portfolio will increase the Accumulation Unit values and negative investment experience will decrease the Unit values. Expenses and deductions will have a negative effect on Unit values.

     THE FIXED ACCOUNT VALUE. The Accumulation Value of the Fixed Account on any Valuation Date is equal to:

           (a) the Accumulation Value at the end of the preceding Policy Month; plus

           (b) any Purchase Payments credited since the end of the previous Policy Month; plus

           (c) any transfers from the Subaccounts credited to the Fixed Account since the end of the previous Policy Month; minus

           (d) any transfers from the Fixed Account to the Subaccounts since the end of the previous Policy Month; minus

           (e) any partial withdrawal and Withdrawal Charge taken from the Fixed Account since the end of the previous Policy Month; plus

           (f) interest credited on the Fixed Account balance.

Companion guarantees that the Accumulation Value in the Fixed Account will be credited with an effective annual interest rate of at least 3%.

NON-PARTICIPATING POLICY
     The Policy does not participate or share in the profits or surplus earnings of Companion. No dividends are payable on the Policy.

TERMINATION
     If the Accumulation Value is less than $500, Companion may cancel the Policy upon 60 days' notice to the Owner. This cancellation will be considered a full surrender of the Policy. If the Accumulation Value in any Subaccount falls below $500, Companion reserves the right to transfer the remaining balance, without charge, to the Money Market Subaccount.

                         DISTRIBUTIONS UNDER THE POLICY
WITHDRAWALS
     The Owner may withdraw all or a portion of the Cash Surrender Value in exchange for a cash payment from Companion. The Cash Surrender Value is the Accumulation Value less any applicable Withdrawal Charge and any applicable Policy Fee. (See "CHARGES AND DEDUCTIONS.").
     The Owner may withdraw Cash Surrender Value from the Variable Account at any time prior to the Annuity Starting Date, and after the Annuity Starting Date if Payout Option 2 is elected as a variable annuity payout option, by sending a Written Request to Companion's Service Office. The minimum amount that can be withdrawn from any Eligible Investment is $500. After a partial withdrawal, the remaining Accumulation Value must be at least $500. In the absence of written instructions from the Owner, withdrawals will result in cancellation of
Accumulation  Units  from  each  applicable  Subaccount  and  the  deduction  of
Accumulation Value from the Fixed Account in the ratio that the value of each such Eligible Investment bears to the total Accumulation Value of the Policy (i.e., pro rata from each Eligible Investment). No more than a pro-rata amount may be withdrawn from the Fixed Account for any partial withdrawal. If the Owner requests a surrender, the Policy must be returned to the Service Office.
     Withdrawals from the Fixed Account may be delayed for up to six months. Each Policy Year the Owner may withdraw up to 15% of Accumulation Value as of the date of the first withdrawal that year without deduction of a Withdrawal Charge. Amounts withdrawn in excess of this free withdrawal amount may be subject to the Withdrawal Charge of up to 7%. For a discussion of the Withdrawal Charge, see "CHARGES AND DEDUCTIONS: Withdrawal Charge."
     Withdrawals  may be taxable and subject to a penalty tax. (See "CHARGES AND
DEDUCTIONS: Certain Federal Income Tax Consequences.")
     Since the Owner assumes the investment risk with respect to Purchase Payments allocated to the Variable Account, and because surrenders and withdrawals are subject to a Withdrawal Charge, and possibly a charge for premium taxes, the total amount paid upon total surrender of the Policy (taking any prior partial withdrawals into account) may be more or less than the total Purchase Payments made. Following a surrender of the Policy, or at any time the Accumulation Value is zero, all rights of he Owner will terminate.

SYSTEMATIC WITHDRAWAL PLAN
     Under the Systematic Withdrawal Plan, the Policy Owner can instruct Companion to make automatic payments of a predetermined dollar amount or fixed percentage of Accumulation Value to them monthly, quarterly, semi-annually or annually from a specified Eligible Investment. The minimum systematic withdrawal payment is $100. The "Request for Systematic Withdrawal" form must specify a date for the first payment, which must be at least 30 but not more than 90 days after the form is submitted. The Owner may specify the Eligible Investments from which Systematic Withdrawals will be made, but no more than a pro-rata amount can be withdrawn from the Fixed Account. If the Owner does not specify the Eligible Investments from which Systematic Withdrawals are to be taken, Systematic Withdrawals will be taken from each Eligible Investment in the proportion that the Accumulation Value in each Eligible Investment bears to the total Accumulation Value of the Policy.
     The Withdrawal Charge will apply in accordance with its terms.
     A qualified tax adviser should be consulted before a Systematic Withdrawal Plan is requested since distributions under such a Plan may be taxable and subject to a penalty tax. (See "CHARGES AND DEDUCTIONS: Certain Federal Income Tax Consequences.")

ANNUITY PAYMENTS
     Payees receiving Annuity Payments under the Policy must be individuals who receive payments in their own behalf unless otherwise agreed to by Companion. Any Payout Option chosen will be effective when Companion acknowledges it. Companion may require proof of the Owner's or the Annuitant's age or survival. The level of Annuity Payments is determined by the Accumulation Value, the age and sex of the Annuitant, and the Payout Option elected. Where required by law, Annuity Payments will be determined without regard to the Annuitant's sex.
     Amounts applied to Annuity Payments may be subject to an Withdrawal Charge. (See "CHARGES AND DEDUCTIONS: Withdrawal Charge.") However, a Withdrawal Charge will not apply on the Annuity Starting Date if the Accumulation Value is applied after the second Policy Anniversary to provide lifetime Annuity Payments under Payout Option 4.

     ANNUITY STARTING DATE. Unless the Annuity Starting Date is changed, Annuity Payments under a Policy will begin on the Annuity Starting Date which is selected by the Policy Owner at the time the Policy is applied for. The latest Annuity Starting Date permitted is when the Annuitant attains age 90. An earlier Annuity Starting Date is required for Qualified Contracts. The Annuity Starting Date may be changed from time to time by the Policy Owner by Written Notice to Companion, provided that notice of each change is received by Companion at its Service Office at least thirty (30) days prior to the then current Annuity Starting Date.

     ELECTION OF PAYOUT OPTION. The Policy Owner will choose a Payout Option, under which the Policy Proceeds will be paid to the Payee(s), in the Policy application. However, during the lifetime of the Owner and prior to the Annuity Starting Date, the Policy Owner may change the election, but Written Notice of any election or change of election must be received by Companion at its Service Office at least thirty (30) days prior to the Annuity Starting Date. If no election is made prior to the Annuity Starting Date, Annuity Payments will be made under Option 4 providing lifetime income with guaranteed payments for 10 years. Companion reserves the right to pay the Proceeds in one sum when the Proceeds are less than $2,000, or when the Payout Option chosen would result in periodic payments of less than $20.
     If the Owner dies prior to the Annuity Starting Date (and the Policy is in force), the Beneficiary may elect to receive the death benefit under one of the Payout Options, to the extent allowed by law and subject to the terms of any settlement agreement. (See "DISTRIBUTIONS UNDER THE POLICY: Death Benefit.")
     The longer the guaranteed or projected Payout Option period, the lower the amount of each payment.
     Unless the Policy Owner specifies otherwise, the Payee shall be the Annuitant.

     FIXED ANNUITY PAYMENTS. Fixed annuity payments are available under all six Payout Options below. Under each fixed Payout Option the amount of each payment will be set on the Annuity Starting Date and will not change. Annuity Payments will begin on that date. The Accumulation Value reduced by any Withdrawal Charge will be transferred to the general account of Companion, and the Annuity Payments will be fixed in amount by the fixed annuity provisions selected and the age and sex (if consideration of sex is allowed) of the Annuitant. The guaranteed effective annual interest rate used in the Payout Options is 3%. Using a procedure approved by its Board of Directors, Companion may, at its sole discretion, declare additional interest to be paid or credited annually for Payout Options 1, 2, 3, or 6. Current immediate annuity rates for the same class of annuities will be used if higher than the guaranteed amounts (guaranteed amounts are based upon the tables contained in the Policy). The guaranteed amounts are based on the 1983 Table "A" mortality table, and 3.0% guaranteed interest rate. Current amounts may be obtained from Companion. For further information, contact Companion at its Service Office.

     VARIABLE ANNUITY PAYMENTS. Only Payout Options 2, 4, and 6 are available for variable annuity payments. The dollar amount of the first monthly annuity payment will be determined by applying the Accumulation Value reduced by any Withdrawal Charge allocated to variable annuity payments to the annuity table applicable to the Payout Option chosen. The tables are determined from the 1983 Table "a" mortality table with an assumed investment rate of 4%. If more than one subaccount has been selected, the Accumulation Value reduced by any Withdrawal Charge of each subaccount is applied separately to the annuity table to determine the amount of the first annuity payment attributable to that particular subaccount.
             All variable annuity payments other than the first will vary in amount according to the investment performance of the applicable subaccounts. The amount of each subsequent payment is the sum of: the number of Variable Annuity Units for each subaccount as determined for the first annuity payment multiplied by the value of a Variable Annuity Unit for that subaccount 10 days prior to the date the variable annuity payment is due. This amount may increase or decrease from month to month.
             If the net investment return of a subaccount for a payment period is equal to the pro-rated portion of the 4% annual assumed investment rate, the variable annuity payment attributable to that subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 4% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 4%, the payment for that period will be less than the payment for the prior period.

     TRANSFERS BETWEEN FIXED AND VARIABLE SUBACCOUNTS. After the Annuity Starting Date the annuitant may exchange the value of a designated number of Variable Annuity Units of a particular subaccount into other Variable Annuity Units, the value of which would be such that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange. No more than four (4) exchanges may be made within each account year.
         Transfers may be made between subaccounts and from a subaccount to the fixed account. No exchanges may be made from the fixed account to the variable subaccounts. Transfers will be made using the Variable Annuity Unit values for the Valuation Period during which any request is received by Companion.

     Payout Options. The Policy provides six Payout Options which are described below.

         OPTION 1 -- PROCEEDS HELD ON DEPOSIT AT INTEREST. While the Proceeds are held by Companion, Companion will annually:
     (a)  pay interest to the Payee; or
     (b)  add interest to the Proceeds.
         OPTION 2 -- INCOME OF A SPECIFIED AMOUNT. The Proceeds will be paid in monthly installments of a specified amount over at least a five year period until the Proceeds, with interest or earnings thereon, have been fully paid.
         OPTION 3 -- INCOME FOR A SPECIFIED PERIOD. The Proceeds will be paid in installments for the number of years chosen. The monthly incomes for each $1,000 of Proceeds, shown in the table set forth in the Policy, include interest. Companion will provide the income amounts for payments other than monthly upon request.
         OPTION 4 -- LIFETIME INCOME. The Proceeds will be paid as monthly income for as long as the Annuitant lives. The following guarantees are available:
            GUARANTEED PERIOD - The monthly income will be paid for a minimum of 10 years and as long thereafter as the Annuitant lives; or GUARANTEED AMOUNT - The monthly income will be paid until the sum of all payments equals the Proceeds placed under this option and as long thereafter as the Annuitant lives.
If a fixed annuity Payment Option is chosen, the monthly income will be the amount computed using either the Lifetime Monthly Income Table set forth in the Policy (which is based on the 1983 Table "A" mortality table and interest at 3%, adjusted to age last birthday) or, if more favorable to the Annuitant, Companion's then current lifetime monthly income rates for payment of Proceeds. If a variable Payout Option is chosen, all variable annuity payments, other than the first variable annuity payment, will vary in amount according to the investment performance of the applicable Subaccounts (see "DISTRIBUTIONS UNDER THE POLICY: Variable Annuity Payments.").
     Note Carefully: If no guarantee is elected, then it would be possible for only one Annuity Payment to be made if the Annuitant(s) were to die before the due date of the second annuity payment; only two Annuity Payments if the Annuitant(s) were to die before the due date of the third annuity payment; and so forth.
     When the Annuitant dies, any remaining guaranteed Annuity Payments will be paid to the Beneficiary. When the last Payee dies, Companion will pay to the estate of that Payee any remaining guaranteed Annuity Payments.
         OPTION 5 -- LUMP SUM.  The Proceeds will be paid in one sum.

         OPTION 6 -- ALTERNATIVE SCHEDULE. Upon request and if available, Companion will provide payments for other options, including joint and survivor periods. Certain options may not be available in some states.

     Additional   information  about  any  Payout  Option  may  be  obtained  by contacting the Service Office.

                                      * * *

     A portion or the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, the Policy Owner has not provided Companion with a written election not to have federal income taxes withheld, Companion must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. Withholding is mandatory for certain Qualified Policies. (See "CHARGES AND DEDUCTIONS: Certain Federal Income Tax Consequences.")

DEATH BENEFIT
     DEATH OF OWNER PRIOR TO ANNUITY STARTING DATE. If any Owner or joint Owner dies prior to the Annuity Starting Date (and the Policy is in force), the Policy will terminate, and a death benefit will be paid to the Beneficiary. The death benefit will equal the largest of (i) the Accumulation Value (without deduction of the Withdrawal Charge), on the later of the date on which Due Proof of Death or an election of Payout Option is received by Companion's Service Office; or
(ii) the sum of Purchase Payments, less partial withdrawals.
     The death benefit is payable upon receipt of Due Proof of Death of the first Owner to die, election of a Payout Option, and proof that such Owner died prior to the commencement of Annuity Payments. The death benefit generally will be paid within seven days, or as soon thereafter as Companion has sufficient information about the Beneficiary to make the payment. The Beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the Payout Options described above, unless a settlement agreement is effective at the death of the Owner that prevents such election. The Beneficiary must make such election within sixty days of the date Companion receives Due Proof of Death; otherwise a lump sum payment will be made.
     If an Owner of the Policy is a corporation or other nonindividual, the primary Annuitant will be treated as an Owner of the Policy for purposes of the death benefit. The "primary Annuitant" is that individual whose life affects the timing or the amount of the payout under the Policy. A change in the primary Annuitant will be treated as the death of an Owner.
     If the Annuitant is an Owner or joint Owner, the death of the Annuitant will be treated as the death of an Owner rather than of the Annuitant.
     (If the Annuitant is not an Owner and the Annuitant dies before the Annuity Starting Date, the Owner may name a new Annuitant if such Owner(s) is not a corporation or other non-individual. If the Owner does not name a new Annuitant, the Owner will become the Annuitant.)
     DEATH OF OWNER ON OR AFTER ANNUITY STARTING DATE. If any Owner or joint Owner dies on or after the Annuity Starting Date and before all the Proceeds have been paid, any remaining Proceeds will be paid at least as rapidly as under the Payout Option in effect at the time of the death.
     BENEFICIARY. The Owner may change the named Beneficiary by sending Written Notice to the Service Office unless the named Beneficiary is irrevocable. When recorded and acknowledged by Companion, the change will be effective as of the date the Owner signed the request. The change will not apply to any payments made or other action taken by Companion before recording. If the named Beneficiary is irrevocable, the Owner may change the named Beneficiary only by joint written request from the Owner and the Beneficiary. If more than one named Beneficiary is designated, and the Policy Owner fails to specify their interests, they will share equally.
     If there are joint Owners, the surviving joint Owner will be deemed the Beneficiary, and the Beneficiary named in the Policy application or as subsequently changed will be deemed the contingent Beneficiary. If both joint Owners die simultaneously, the death benefit will be paid to the contingent Beneficiary.
     If the Beneficiary is the deceased Owner's surviving spouse, the spouse may elect either to receive the death benefit, in which case the Policy will terminate, or to continue the Policy in force with the spouse as Owner.
     If the named Beneficiary does not survive the Owner, then the estate of the Owner is the Beneficiary.

IRS REQUIRED DISTRIBUTION
     Federal tax law requires that if a Policy Owner of a nonqualified Policy dies before the Annuity Starting Date, then the entire value of the Policy must generally be distributed within five years of the date of death of such Policy Owner. Therefore, generally, any death benefit must be paid within five years after the date of death. The five-year rule does not apply to that portion of the Proceeds which (a) is payable to or for the benefit of an individual Beneficiary; and (b) will be paid over the lifetime or the life expectancy of that Beneficiary as long as payments begin not later than one year after the date of the Owner's death. Special rules may apply to the spouse of the deceased Owner. See "Federal Tax Matters" in the Statement of Additional Information for a detailed description of these rules. Other required distribution rules apply to Qualified Contracts. (See "CHARGES AND DEDUCTIONS: Certain Federal Income Tax Consequences.") The Policy contains provisions designed to comply with these requirements.

                             CHARGES AND DEDUCTIONS

     Companion will make certain charges and deductions in connection with the Policy in order to compensate it for incurring expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the Accounts and the Policies. Charges may also be made for federal, state or local taxes (or the economic burden thereof), or for certain transfers.
Charges and expenses are also deducted from each Portfolio.

WITHDRAWAL CHARGE
     Companion will incur expenses relating to the sale of Policies, including commissions to registered representatives and other promotional expenses. Companion will apply a Withdrawal Charge, expressed as a percentage of any Purchase Payment surrendered or withdrawn, in connection with a full surrender or partial withdrawal, in order to partially cover distribution expenses. The Withdrawal Charge Percentage will vary depending upon the number of years that have elapsed since the date the Purchase Payment was made. The amount of the Withdrawal Charge is determined by multiplying the amount of each Purchase Payment withdrawn by the applicable Withdrawal Charge Percentages. For purposes of determining the Withdrawal Charge, the oldest Purchase Payment is considered to be withdrawn first; the next oldest Purchase Payment is considered to be withdrawn next, and so on (this is a "first-in, first-out" procedure), and all Purchase Payments are deemed to be withdrawn before any earnings. The amount of the partial withdrawal requested plus any Withdrawal Charge will be deducted from the Accumulation Value on the date an Owner's Written Request is received at the Service Office. In the absence of other instructions, partial withdrawals (including any charge) will be deducted from the Subaccounts and the Fixed Account on a pro-rata basis. No more than a pro-rata amount can be withdrawn from the Fixed Account. The following is the table of Withdrawal Charge
Percentages:

  Years Since Receipt of Purchase Payment   1    2   3   4    5   6    7    8+
  Applicable Withdrawal Charge Percentage   7%   6%  5%  4%   3%  2%   1%   0%

     Companion anticipates that the Withdrawal Charge will not generate sufficient funds to pay the cost of distributing the Policies. If this charge is insufficient to cover the distribution expenses, the deficiency will be met from Companion's general funds, which will include amounts derived from the charge for mortality and expense risks (described below).
     Each Policy Year, the Owner can withdraw up to 15% of Accumulation Value at the time of the first withdrawal each year without imposition of the Withdrawal Charge. A Withdrawal Charge will also not be applied on the Annuity Starting Date if the Accumulation Value is applied after the second Policy Anniversary to provide lifetime Annuity Payments under Payout Option 4. (The Withdrawal Charge will apply to Proceeds placed under Payout Options 1, 2, 3, 5, and 6.) No Withdrawal Charge will be imposed as a result of any death benefit payment or, under Qualified Plans, any refund of contributions paid in excess of the Owner's deductible amounts. Companion will not increase the withdrawal charge.

WAIVER OF WITHDRAWAL CHARGE UPON DISABILITY
     The Withdrawal Charge will not be imposed upon any withdrawal where the Owner is physically disabled. Companion may require proof of such disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits. Proof of continued disability may be required through the date of any partial withdrawal or surrender. Companion reserves the right to have any Owner claiming such disability examined by a licensed physician. The Disability Waiver is not available if any Owner is receiving Social Security Disability Benefits on the Date of Issue or is age 65 or older.

MORTALITY AND EXPENSE RISK CHARGE
     Companion imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the Policies. This charge is equal to an annual rate of 1.00% (.0027535% daily) of the value of the net assets in the Variable Account and it will not increase. The Mortality and Expense Risk Charge is reflected in the accumulation unit values for each Subaccount.
     Accumulation Values and Annuity Payments are not affected by changes in actual mortality experience or by actual expenses incurred by Companion. The mortality risks assumed by Companion arise from its contractual obligations to make Annuity Payments (determined in accordance with the Annuity tables and other provisions contained in the Policy) and to pay death benefits prior to the Annuity Starting Date. Thus, Owners are assured that neither an Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the periodic Annuity Payments that the Payee will receive under the Policy.
     The expense risk assumed by Companion is the risk that Companion's actual expenses in administering the Policy will exceed the amount recovered through the Administrative Charges.
     If the Mortality and Expense Risk Charge is insufficient to cover Companion's actual costs, Companion will bear the loss; conversely, if the charge is more than sufficient to cover costs, the excess will be profit to Companion. Companion expects a profit from this charge. To the extent that the proceeds of the Withdrawal Charge are insufficient to cover the actual cost of Policy distribution, the deficiency will be met from Companion's general corporate assets, which may include amounts, if any, derived from the Mortality and Expense Risk Charge.

ADMINISTRATIVE CHARGES
     In order to cover the costs of administering the Policies, Companion deducts an annual Policy Fee from the Accumulation Value of the Variable Account and also deducts a daily Administrative Expense Charge from the assets of each Subaccount.
     The annual Policy Fee is deducted from the Accumulation Value of the Variable Account of each Policy on the last Valuation Date of each Policy Year prior to the Annuity Starting Date (and upon a complete surrender). This annual Policy Fee is $30, and it will not be increased. The annual Policy Fee will be deducted from each Subaccount in the same proportion that the Variable Account Subaccount Accumulation Value in each such Eligible Investment bears to the total Variable Account Accumulation Value of the Policy. The portion of the annual Policy Fee deducted from the Variable Account Subaccounts will be deducted by canceling Accumulation Units. This fee is waived if the Accumulation Value exceeds $50,000 on the last Valuation Date of the applicable Policy Year and if the Variable Account Accumulation Value is insufficient to pay the Policy Fee. The fee is also waived for sales of the Policy to employees of Companion Life or its affiliates.
     Companion also deducts a daily Administrative Expense Charge from the assets of each Subaccount of the Variable Account. This charge is equal to an annual rate of .20% (.0005485% daily) of the net assets of each Subaccount of the Variable Account. The Administrative Expense Charge will not be increased in the future.

TRANSFER FEE
     There is no charge for transfers from the Fixed Account or for the first 12 transfers from Subaccounts of the Variable Account in each Policy Year. However, there is a $10 fee for the thirteenth and each subsequent request made by the Owner to transfer Accumulation Value from a Subaccount during a single Policy Year. Any applicable Transfer Fee is deducted from the amount transferred. All transfer requests made simultaneously will be treated as a single request. No transfer fee will be imposed for any transfer which is not at the Owner's request. The Transfer Fee will not increase.

FEDERAL, STATE AND LOCAL TAXES
     No charges are currently made for federal, state, or local taxes. However, Companion reserves the right to deduct amounts from the Subaccounts for such taxes or any other economic burden resulting from imposition of the tax laws that Companion determines to be properly attributable to the Variable Account in the future.

OTHER EXPENSES INCLUDING INVESTMENT ADVISORY FEES
     Each Portfolio of the Series Funds is responsible for all of its expenses. The net assets of each Portfolio of the Series Funds will reflect deductions in connection with the investment advisory fee and other expenses.
     For more information concerning the investment advisory fee and other charges against the Portfolios, see the Summary of this Prospectus and the prospectuses for the Series Funds, current copies of which accompany this Prospectus.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     THE FOLLOWING DISCUSSION IS A GENERAL DESCRIPTION OF FEDERAL TAX CONSIDERATIONS RELATING TO THE POLICY AND IS NOT INTENDED AS TAX ADVICE. THIS DISCUSSION IS NOT INTENDED TO ADDRESS THE TAX CONSEQUENCES RESULTING FROM ALL OF THE SITUATIONS IN WHICH A PERSON MAY BE ENTITLED TO OR MAY RECEIVE A DISTRIBUTION UNDER THE POLICY. ANY PERSON CONCERNED ABOUT THESE TAX IMPLICATIONS SHOULD CONSULT A COMPETENT TAX ADVISOR BEFORE INITIATING ANY TRANSACTION. THIS DISCUSSION IS BASED UPON COMPANION'S UNDERSTANDING OF THE PRESENT FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED BY THE INTERNAL REVENUE SERVICE. NO REPRESENTATION IS MADE AS TO THE LIKELIHOOD OF THE CONTINUATION OF THE PRESENT FEDERAL INCOME TAX LAWS OR OF THE CURRENT INTERPRETATION BY THE INTERNAL REVENUE SERVICE. MOREOVER, THIS SUMMARY DISCUSSES ONLY CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO "UNITED STATES PERSONS," AND NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS. UNITED STATES PERSONS MEANS CITIZENS OR RESIDENTS OF THE UNITED STATES, DOMESTIC CORPORATIONS, DOMESTIC PARTNERSHIPS AND TRUSTS OR ESTATES THAT ARE SUBJECT TO UNITED STATES FEDERAL INCOME TAX REGARDLESS OF THE SOURCE OF THEIR INCOME.

     The Policy may be purchased on a non-tax qualified basis ("Nonqualified Policy") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Policy"). Qualified Policies are designed for use by individuals whose Purchase Payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408A, or 457 of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of Federal income taxes on the amounts held under a Policy, on Annuity Payments, and on the economic benefit to the Policy Owner, the Annuitant, or the Beneficiary depends, among other things, on the type of retirement plan, on the tax and employment status of the individual concerned and on the employer's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax qualified plan and receiving distributions from a Qualified Policy in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Policy. The following discussion assumes that a Qualified Policy is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.

TAX STATUS OF THE POLICY
     The following discussion is based on the assumption that the Policy qualifies as an annuity contract for federal income tax purposes. The Statement of Additional Information discusses the requirements for qualifying as an annuity.

TAXATION OF ANNUITIES
     IN GENERAL. Section 72 of the Code governs taxation of annuities in general. Companion believes that the Policy Owner who is a natural person generally is not taxed on increases (if any) in the value of a Policy until distribution occurs by withdrawing all or part of the Accumulation Value (e.g., partial withdrawals, full surrenders or Annuity Payments under the Payout Option elected). For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value (and in the case of a Qualified Policy, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.
     The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Policy's Accumulation Value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule, and a prospective Policy Owner that is not a natural person may wish to discuss these with a competent tax adviser.

     THE FOLLOWING DISCUSSION GENERALLY APPLIES TO A POLICY OWNED BY A NATURAL PERSON.

     SURRENDERS AND PARTIAL WITHDRAWALS. In the case of a surrender or partial withdrawal (including systematic withdrawals) under a QUALIFIED POLICY, under
Section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit for balance under the retirement plan. The "investment in the contract" generally equals the amount of any purchase payments paid by or on behalf of any individual. For a Policy issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Policy.
     With respect to NONQUALIFIED POLICIES, partial withdrawals (including systematic withdrawals) are generally treated as taxable income to the extent that the Accumulation Value immediately before the partial withdrawal exceeds the "investment in the contract" at that time.

     Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the contract."
     ANNUITY PAYMENTS. Although tax consequences may vary depending on the Payout Option elected under the Policy, in general, only the portion of the payout that represents the amount by which the Accumulation Value exceeds the
"investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional payments is taxable. For Variable Annuity Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For Fixed Annuity Payments, in general there is no tax on the portion of each Annuity Payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity Payments for the term of the payments; however, the remainder of each Annuity Payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional Annuity Payments is taxable. If Annuity Payments cease by reason of the death of the Annuitant, the excess (if any) of the "investment in the contract" as of the Annuity Starting Date over the aggregate amount of Annuity Payments received on or after the Annuity Starting Date that was excluded from gross income is allowable as a deduction for the last taxable year of the Annuitant.
     PENALTY TAX. In the case of a distribution pursuant to a Nonqualified Policy, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (a) made on or after the date on which the Policy Owner attains age 59 1/2; (b) made as a result of death or disability of a Policy Owner; (c) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the Policy Owner and a "designated beneficiary"; (d) from a qualified plan; (e) allocable to investment in the Policy before August 14, 1982; (f) under a qualified funding asset (as defined in Code section 130(d)); (g) under an immediate annuity (as defined in Code Section 72(u)(4)); or (h) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service. Other tax penalties may apply to certain distributions under a Qualified Policy.
     DEATH BENEFIT PROCEEDS. Amounts may be distributed from the Account because of the death of a Policy Owner. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above; or (2) if distributed under an Annuity Payout Option, they are taxed in the same manner as Annuity Payments, as described above.
     TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF THE POLICY. A transfer of ownership of a Policy, the designation of an Annuitant or Beneficiary who is not also the Policy Owner, the selection of certain annuity starting dates, or the exchange of a Policy may result in certain tax consequences to the Policy Owner that are not discussed herein. Policy Owners contemplating any such transfer, assignment, or exchange of a Policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.
     MULTIPLE POLICIES. All nonqualified deferred annuity contracts that are issued by Companion (or its affiliates) to the same Policy Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and separate deferred annuity contract as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws. Any Policy Owner or prospective Policy Owner contemplating the purchase of more than one annuity in a calendar year should consult a tax advisor.
     WITHHOLDING. Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. Effective January 1, 1994, distributions from certain qualified plans are generally subject to mandatory withholding. Certain states also require withholding of state income taxes whenever federal income taxes are withheld.
     POSSIBLE CHANGES IN TAXATION. Legislation has been proposed in 1998 that, if enacted, would adversely affect the federal taxation of certain insurance and annuity contracts. For example, one proposal would tax transfers among investment options and tax exchanges involving variable insurance contracts. A second proposal would reduce the "investment in the contract" under Cash Value Life insurance and certain annuity contracts by certain amounts, thereby increasing the amount of income for purposes of computing gain. Although the likelihood of there being any changes is uncertain, there is always the possibility that the tax treatment of the Policies could change by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change). You should consult a tax advisor with respect to legislative developments and their effect on the Policy.

     OTHER TAX CONSEQUENCES. As noted above, the foregoing discussion of the Federal income tax consequences under the Policy is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal income tax consequences discussed herein reflect Companion's understanding of current law and the law may change. Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Policy depend on the individual circumstances of each Policy Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

QUALIFIED PLANS
     The Policy may be used with certain qualified plans as described in the following paragraphs. The tax rules applicable to Policy Owners in qualified plans, including restrictions on contributions and benefits, taxation of distributions and any tax penalties, vary according to the type of plan and the terms and condition of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, distribution that do not satisfy specified requirements and certain other transactions with respect to qualified plans. Therefore, no attempt is made to provide more than general information about the use of the Policy with qualified plans. Policy Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the provisions of the Policy. Some retirement plans are subject to distribution and other requirements that are not incorporated in Companion Life Insurance Company's Policy provisions or administration procedures. Policy Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policy comply with applicable law. Following are brief descriptions of the circumstances in which Companion Life Insurance Company will issue the Policy in connection with qualified plans. When issued in connection with a qualified plan, the Policy will be amended to conform with certain requirements of the Code, and this amendment must be approved by the applicable State Insurance Department before the Policy is available for use with a qualified plan. The Policy may not be available in all States for all types of qualified plans.
     For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Policy Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Policy Owner (or plan participant) reaches age 70 1/2. For IRSs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Policy Owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the Policy Owner's death.
     QUALIFIED PENSION OR PROFIT SHARING PLANS. Section 401(a) of the Code permits employers to establish retirement plans for employees and also permits self-employed individuals to establish retirement plans for themselves and their employees. Subject to the Policy's purchase payment limits, the Policy may be issued to the trustee of such plan if the trustee is the Owner and Beneficiary of the Policy, if the trustee or the employer selects the Policy as a plan investment, and if the trustee arranges for plan services from a party other than Companion (unless an officer of Companion agrees in writing to perform services before the Policy is issued). If the participant directs investments under the plan, an individual Policy must be issued for each participant. Purchasers of a Policy for use with such plans should seek competent advice regarding the suitability of the Policy to their specific needs. Adverse tax or other legal consequences to the plan, the participant or to both may result if the Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan establishes compliance with all legal requirements applicable to such benefits prior to transfer of the Policy.
     INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Also, distribution from certain other types of qualified plans may be "rolled over" on a tax-deferred basis to an IRA. The Taxpayer Relief Act of 1997 added several features to the IRA permitting withdrawals prior to age 59 1/2 without federal tax penalty for such uses as purchase of a first residence and education. This Act also created a new kind of IRA, known as a "Roth IRA." Unlike the traditional IRA, deposits in a Roth IRA are not deductible, but if certain specified conditions are met, distributions from Roth IRA's can be tax free. Assets in a Roth IRA accumulate on a tax-deferred, and potentially tax-free, basis. Subject to the Policy's purchase payment limits, the Policy may be issued as an IRA or Roth IRA. Purchasers of a Policy for use as an IRA or Roth IRA will be provided with supplemental information required by the Internal Revenue Service. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA/Roth IRA or their purchase. Purchasers should seek competent advice as to the suitability of the Policy to their specific needs. An IRA or Roth IRA cannot be assigned.
     SIMPLE RETIREMENT ACCOUNTS. Certain small employers may establish Simple Retirement Accounts as provided by Section 408(p) of the Code, under which employees may elect to defer up to $6,000 (as increased for cost of living adjustments) as a percentage of compensation. The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a Simple Retirement Account are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.

Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan. The failure of the Simple Retirement Account to meet Code requirements may result in adverse tax consequences. TAX-SHELTERED ANNUITIES. Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Code to direct the purchase of annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "Tax-Sheltered Annuities." Subject to the Policy's purchase payment limits, the Policy may be issued as a Tax-Sheltered Annuity if each purchase payment is a direct transfer or rollover from another Tax-Sheltered Annuity that is either offered through a government employer such as a public school or funded only with salary reduction contributions. Unlike some other Tax-Sheltered Annuities, the Policy does not accept salary reduction contributions directly from an employer's payroll office and it does not offer loans or hardship withdrawals. Except in the case of a direct transfer to another Tax-Sheltered Annuity, withdrawals under the Policy are prohibited unless made after the Policy Owner attains age 59 1/2, upon the Policy Owner's separation from service or upon the Policy Owner's death or disability. Purchasers should seek competent advice as to the suitability of the Policy for their specific needs.

                           DISTRIBUTOR OF THE POLICIES

     Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha Nebraska 68175, is the principal underwriter of the Policies. MOIS is a 100% owned subsidiary of Mutual of Omaha Insurance Company, which is the ultimate parent company of Registrant, Companion Life Insurance Company. MOIS has entered or will enter into one or more contracts with various broker-dealers for the distribution of the Policies. MOIS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Commission paid to a broker-dealer will be up to 7% of Purchase Payments.

                                  VOTING RIGHTS

     To the extent required by law, Companion will vote Series Fund shares held by the Variable Account at regular and special shareholder meetings of the Series Funds in accordance with instructions received from persons having voting interests in the portfolios. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should be amended or if the present interpretation thereof should change, and as a result Companion determines that it is permitted to vote Series Fund shares in its own right, it may elect to do so. The Series Funds may not hold routine annual Shareholder meetings.
     The Policy Owner holds the voting interest in the selected Portfolios. The number of votes that an Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes that an Owner has the right to instruct for a particular Subaccount will be determined by dividing his or her Accumulation Value in the Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. Each Owner having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate Portfolio.

                             PREPARING FOR YEAR 2000

     Like all financial services providers, Companion utilizes systems that may be affected by Year 2000 transition issues and relies upon service providers, including investment managers, whose own systems may also be affected. Companion has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on Companion. However, as of the date of this prospectus, it is not anticipated that Policy Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 20000 transition implementation.


                                LEGAL PROCEEDINGS

     There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Companion is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

                       STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information is available (at no cost) which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

                                TABLE OF CONTENTS
                                                                           Page
The Policy-General Provisions..............................................    2
     Owner and Joint Owner.................................................    2
     Death of Annuitant....................................................    2
     Entire Contract......................................................     2
     Deferment of Payment and Transfers....................................    2
     Incontestability .....................................................    2
     Misstatement of Age or Sex............................................    2
     Nonparticipating......................................................    2
     Assignment    ........................................................    3
     Evidence of Age or Survival...........................................    3
Federal Tax Matters . . . . ...............................................    3
     Tax Status of the Policy..............................................    3
     Taxation of Companion.................................................    4
State Regulation of Companion .............................................    4
Administration . . . . . . . . ............................................    4
Records and Reports .......................................................    5
Distribution of the Policies ..............................................    5
Custody of Assets . . . . . . . ...........................................    5
Historical Performance Data................................................    5
     Money Market Yields ..................................................    5
     Other Subaccount Yields ..............................................    6
     Average Annual Total Returns  . . . . . . ............................    6
Legal Matters  . . . ......................................................    7
Other Information . . . . . . .............................................    7
Financial Statements  . . . . . ...........................................    7

                       STATEMENT OF ADDITIONAL INFORMATION

                    THE ULTRANNUITY SERIES V VARIABLE ANNUITY

                Issued through: COMPANION LIFE SEPARATE ACCOUNT C

                  Offered by: COMPANION LIFE INSURANCE COMPANY

                            401 Theodore Fremd Avenue
                            Rye, New York 10580-1493


     This Statement of Additional information expands upon subjects discussed in the current Prospectus for the Ultrannuity Series V Variable Annuity Policy (the "Policy") offered by Companion Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 1998 by calling 1-800-494-0067 or by writing to the Service Office: Companion Life Variable Product Service, P.O. Box 3664, Omaha, Nebraska 68103-0664. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE SERIES FUNDS

Dated:  May 1, 1998
                                TABLE OF CONTENTS

     Page
The Policy-General Provisions ...........................................2
     Owner and Joint Owner...............................................2
     Death of Annuitant..................................................2
     Entire Contract ....................................................2
     Deferment of Payment and Transfers..................................2
     Incontestability ...................................................2
     Misstatement of Age or Sex..........................................2
     Nonparticipating....................................................2
     Assignment..........................................................3
     Evidence of Age or Survival.........................................3
Federal Tax Matters (33).................................................3
     Tax Status of the Policy............................................3
     Taxation of Companion...............................................4
State Regulation of Companion............................................4
Administration ..........................................................4
Records and Reports......................................................4
Distribution of the Policies (26)........................................4
Custody of Assets........................................................5
Historical Performance Data (17).........................................5
     Money Market Yields.................................................5
     Other Subaccount Yields.............................................6
     Average Annual Total Returns........................................6
Legal Matters............................................................7
Other Information........................................................7
Financial Statements (13)................................................7

(Numbers in parentheses indicate corresponding sections of the Prospectus.)

     In order to supplement the description in the Prospectus, the following provides additional information about Companion and the Policy which may be of interest to an Owner.

                         THE POLICY - GENERAL PROVISIONS
OWNER AND JOINT OWNER
     While the Owner is alive, only the Owner may exercise the rights under the Policy. Ownership may be changed as described below under "Assignment." If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy. If the Annuitant is other than the Owner, the Annuitant has no rights under the Policy.

DEATH OF ANNUITANT
     If the Annuitant is an Owner or joint Owner, the death of the Annuitant will be treated as the death of the Owner rather than of the Annuitant.
     If the Annuitant is not an Owner and the Annuitant dies before the Annuity Starting Date, the Owner may name a new Annuitant if such Owner(s) is not a corporation or other non-individual. If the Owner does not name a new Annuitant, the Owner will become the Annuitant.

ENTIRE CONTRACT
     The entire contract is the Policy, data page, any riders and the signed application, a copy of which will be attached to the Policy. All statements made in the application will be deemed representations and not warranties. No statement, unless it is in the application, will be used by Companion to contest the Policy or deny a claim.
     Any change of the Policy and any riders requires the consent of the president, vice president, assistant vice president, the secretary or assistant secretary of Companion. No agent or Registered Representative has authority to change or waive any provision of the Policy.
     Companion reserves the right to amend the Policies to meet the requirements of, or take advantage of, the Internal Revenue Code, regulations or published rulings. A Policy Owner can refuse such a change by giving Written Notice, but a refusal may result in adverse tax consequences.

DEFERMENT OF PAYMENT AND TRANSFERS
     Companion will usually pay any amounts payable from the Variable Account as a result of a partial withdrawal or cash surrender within seven days after receiving written request at the Service Office in a form satisfactory to Companion. Companion can postpone such payments or any transfers of amounts between Subaccounts or into the Fixed Account if:
        (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
        (b) trading on the New York Stock Exchange is restricted;
        (c) an emergency exists as determined by the Securities Exchange Commission, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or
        (d) the Securities Exchange Commission permits delay for the protection of security holders. The applicable rules of the Securities Exchange Commission will govern as to whether the conditions in (c) or (d) exist.
        Companion may defer transfers, payment of partial withdrawals or a surrender from the Fixed Account for up to six months from the date written request is received at the Service Office.

INCONTESTABILITY
        Companion will not contest the validity of the Policy after the Date of Issue.

MISSTATEMENT OF AGE OR SEX
        Companion may require proof of the age of the Annuitant before making any life annuity payment. If the age or sex of the Annuitant has been misstated, the Annuity Starting Date and Annuity Payments will be determined using the correct age and sex. If misstatement of age or sex results in Annuity Payments that are too large, the overpayments will be deducted from future Annuity Payments. If Companion has made payments that are too small, the underpayments will be added to the next payment. Adjustments for overpayments or underpayments will include 6% interest.

NONPARTICIPATING
        No dividends will be paid. Neither the Owner nor the Beneficiary will have the right to share in Companion's surplus earnings or profits.

ASSIGNMENT
     The Owner may change the ownership of the Policy or pledge it as collateral by assigning it. No assignment will be binding on Companion until Companion records and acknowledges it. The rights of any Payee will be subject to a collateral assignment.
        If the named Beneficiary is irrevocable, a change of ownership or a collateral assignment may be made only by joint written request from the Owner and the named Beneficiary. On the Annuity Starting Date, the Owner may select another Payee, but the Owner retains all rights of ownership unless the Owner signs an absolute assignment.

EVIDENCE OF AGE OR SURVIVAL
        Companion reserves the right to require proof of the age or survival of any Owner, Annuitant or Payee. No payment will be made until Companion receives such proof.

VARIABLE ANNUITY UNITS.
        All variable annuity payments other than the first are determined by means of Variable Annuity Units credited to the Policy with respect to the particular  Payee.  The number of  Variable  Annuity  Units for each  applicable
Subaccount  is the  amount of the first  annuity  payment  attributable  to that
Subaccount divided by the Annuity Unit Value for that Subaccount as of the Annuity Starting Date. The number of Variable Annuity Units of each particular Subaccount credited with respect to the Payee or Annuitant then remains fixed unless a transfer of Variable Annuity Units is made as described below. The number of Variable Annuity Units will not change as a result of investment experience.
               For any Valuation Period, the value of a Variable Annuity Unit of a particular Subaccount is the Variable Annuity Unit value during the last Valuation Period for that particular Subaccount, multiplied by the Net
Investment Factor for that Subaccount for the current Valuation Period. The value of a Subaccount may increase or decrease from one Valuation Period to the next.
               The Net Investment Factor for any Subaccount for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:
        (a) is the net result of:
            (1)the net asset value of a Portfolio  share held in the subaccount determined as of the end of the current Valuation Period, plus
            (2)the per share amount of any declared and unpaid  dividends or capital  gains  accruing to that Portfolio, plus or minus
            (3)a per share  credit or charge  with  respect to any taxes paid or reserved for by Companion during the Valuation Period which is determined by Companion to be attributable to the operations of the Subaccount;
        (b) is the net asset value per share of the Fund held in the Subaccount determined as of the end of the preceding Valuation Period plus or minus the per share credit or charge with respect to any taxes paid or reserved for the preceding Valuation Period; and
        (c) is the asset charge factor determined by Companion for the Valuation Period to reflect the Mortality and Expense Risk Charge and the Administrative Expense Charge deducted from the Variable Account. This factor is equal, on an annual basis, to 1.20% of the net asset value of the Variable Account.
The result is then multiplied by a factor that offsets the Assumed Investment Rate used to establish the Annuity Payment Rates found in the applicable Contract, which allows the actual investment rate to be credited. For a one day Valuation Period the factor is 0.99989255 using an Assumed Investment Rate of 4% per year.

                               FEDERAL TAX MATTERS
TAX STATUS OF THE POLICY
        DIVERSIFICATION  REQUIREMENTS.  Section  817(h) of the Internal  Revenue
Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h) (Treas. Reg. ss. 1.817-5) apply a diversification requirement to each of the Subaccounts of the Variable Account. The Variable Account, through the Series Funds and their Portfolios, intends to comply with those diversification requirements. Companion and the Series Funds have entered into agreements regarding participation in the Series Funds that requires the Series Funds and their Portfolios to be operated in compliance with the Treasury regulations.
        OWNER CONTROL. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."
        The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and policy values. These differences could result in an Owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, Companion does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Companion therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro-rata share of the assets of the Variable Account or to otherwise qualify the Policy for favorable tax treatment.
        DISTRIBUTION REQUIREMENTS. The Code also requires that Nonqualified Policies contain specific provisions for distribution of Policy Proceeds upon the death of an Owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such Policies provide that if an Owner dies on or after the Annuity Starting Date and before the entire interest in the Policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the Owner's death. If an Owner dies before the Annuity Starting Date, the entire interest in the Policy must generally be distributed within five years after the Owner's date of death, these requirements are considered to be satisfied if the entire interest in the Policy is used to purchase an immediate annuity under which payments will begin within one year of the Owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the deceased Owner's surviving spouse, the Policy may be continued with the Owner's surviving spouse as the new Owner. The Policy contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Policies satisfy all such Code requirements. The provisions contained in the Policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

TAXATION OF COMPANION
        Companion at present is taxed as a life insurance company under part I of Subchapter L of the Code. The Variable Account is treated as part of Companion and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Companion does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Variable Account for federal income taxes. If, in future years, any federal income taxes or related economic burdens are incurred by Companion with respect to the Variable Account, Companion may make a charge to the Variable Account.

                          STATE REGULATION OF COMPANION
        Companion is subject to the laws of New York governing insurance companies and to regulation by the New York Division of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering the operation of Companion for the preceding year and its financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine Companion's contract liabilities and reserves so that the Department may certify the items are correct. Companion's books and accounts are subject to review by the Department of Insurance at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, Companion is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                 ADMINISTRATION

        Effective March 3, 1997, Companion Life Insurance Company performs all administration for the Policies. Prior to then, Companion had an administrative services agreement with The Continuum Company, Inc. (a/k/a Vantage Computer Systems), ("Vantage"), P.O. Box 419472, Kansas City, Missouri 64141-6472. The services provided by Vantage under the agreement included issuance and redemption of the Policies, maintenance of records concerning the Policies, and certain valuation services. Since sales of the Policies did not commence until January 1997, Companion paid no compensation to Vantage related to the sale of Policies for any prior years. For the fiscal year ended December 31, 1997, Companion paid $ 11,132 total compensation to Vantage. For the fiscal year ended December 31, 1996, Companion paid $ 64,445 total compensation to Vantage.

                               RECORDS AND REPORTS

        All records and accounts relating to the Variable Account will be maintained by Companion or by its Administrator. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, Companion will mail to all Policy Owners at their last known address of record, at least annually, financial statements of the Variable Account and such other information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports required by applicable state and federal laws, rules, and regulations.

                          DISTRIBUTION OF THE POLICIES

        The Policies are offered to the public through brokers licensed under the federal securities laws and state insurance laws. The offering of the Policies is continuous and Companion does not anticipate discontinuing the offering of the Policies. However, Companion reserves the right to discontinue the offering of the Policies.
        Mutual of Omaha Investor Services, Inc. ("MOIS") will be the principal underwriter of the Policies. The Policies will be distributed by MOIS through retail broker-dealers. Commissions payable to a broker-dealer will be up to 7.0% of Purchase Payments. For the fiscal year ended December 31, 1997, Companion paid $ 261,234 in total compensation to MOIS; of this amount MOIS retained $ as concessions for its services as Principal Underwriter and for distribution concessions, with the remaining amount paid to other broker-dealers.

                                CUSTODY OF ASSETS

        The assets of each of the Subaccounts of the Variable Account are held by Companion. The assets of the Variable Account are segregated and held separate and apart from Companion's general account assets. Companion or the Administrator maintains records of all purchases and redemptions of shares of the Series Funds held by each of the Subaccounts. Additional protection for the assets of the Variable Account is afforded by Companion's fidelity bond, presently in the amount of $10 million, covering the acts of officers and employees of Companion.

                           HISTORICAL PERFORMANCE DATA

        From time to time, Companion may disclose yields, total returns, and other performance data pertaining to the Policies for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission.
        The yields and total returns of the Subaccounts of the Variable Account normally will fluctuate over time. THEREFORE, THE DISCLOSED YIELDS AND TOTAL RETURNS FOR ANY GIVEN PAST PERIOD ARE NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield and total return is affected by the types and quality of portfolio securities held by the Portfolio and its operating expenses.
        Because of the charges and deductions imposed under a Policy, the yields and total returns for the Subaccounts will be lower than the yields and total returns for their respective Portfolios. The yield figures will not reflect the Withdrawal Charge.

MONEY MARKET YIELDS
        From time to time, advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Portfolio or on its portfolio securities. As of December 31, 1997, this current annualized yield is 3.89%.
        This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and excluding income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one Accumulation Unit of the Money Market Subaccount at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the Portfolio attributable to the hypothetical account; and (2) charges and deductions imposed under the Policy which are attributable to the hypothetical account. The charges and deductions include the per Unit charges for the hypothetical account for: (1) the annual Policy Fee; (2) the Administrative Expense Charge; and (3) the Mortality and Expense Risk Charge. The $30 annual Policy Fee is reflected as an annual 0.10% charged daily, based on an average Accumulation Value of $30,000. Yield figures will not reflect the Withdrawal Charge.
        Because of the charges and deductions imposed under the Policy, the yield for the Money Market Subaccount will be lower than the yield for the Money Market Portfolio.
        The Securities and Exchange Commission also permits Companion to disclose the effective yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.
        The current and effective yields on amounts held in the Money Market Subaccount normally will fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types of quality of portfolio securities held by the Money Market Portfolio and the Money Market Portfolio's operating expenses. Yields figures do not reflect the effect of any Withdrawal Charge that may be applicable to a Policy.

OTHER SUBACCOUNT YIELDS
        From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) for a Policy for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount over a specific 30-day or one-month period. Because the yield is annualized, the yield generated by a Subaccount during a 30-day or one-month period is assumed to be generated each period over a 12-month period.
        The yield is computed by: (a) dividing the net investment income of the Portfolio attributable to the Subaccount Accumulation Units less Subaccount expenses for the period by the maximum offering price per Accumulation Unit on the last day of the period times the daily average number of units outstanding for the period; (b) compounding that yield for a six-month period; and (c) multiplying that result by 2. Expenses attributable to the Subaccount include:
(a) the annual Policy Fee; (b) the Administrative Expense Charge; and (c) the Mortality and Expense Risk Charge. The $30 annual Policy Fee is reflected as an annual 0.10% charged daily in the yield calculation, based on an average Accumulation Value of $30,000. The 30-day or one-month yield is calculated according to the following formula:
            Yield = [2  {a-b + 1}  6 - 1]
                        [   cd  ]
            Where:
            a =--  net  income  of  the  Portfolio  for  the  30-day  or
                     one-month   period   attributable   to  the   Subaccount's
                     Accumulation Units.
            b =-- expenses of the Subaccount for the 30-day or one-month period. c =-- the average number of Accumulation Units outstanding.
            d =-- the  Accumulation  Unit  value  at the  close of the last day in the 30-day or  one-month period.

        Because of the charges and deductions imposed under the Policies, the yield for a Subaccount will be lower than the yield for the corresponding Series Fund Portfolio.
        Yield calculations do not take into account the Withdrawal Charge under the Policy (a maximum of 7% of the Purchase Payments surrendered or withdrawn).

AVERAGE ANNUAL TOTAL RETURNS
        From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Subaccounts for various periods of time.
        When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Until a Subaccount has been in operation for 10 years, Companion will always include quotes of average annual total return for the period measured from the date the Policies were first offered for sale. Average annual total returns for other periods of time may, from time to time, also be disclosed.
        Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods. Average annual total returns will be calculated using Subaccount Accumulation Unit values which Companion calculates at the end of each Valuation Period based on the performance of the Subaccount's underlying Portfolio, the deductions for (a) the annual Policy Fee; (b) the Administrative Expense Charge; and (c) the Mortality and Expense Risk Charge. The $30 annual Policy Fee is reflected as an annual 0.10% charged daily in the calculation of average annual total returns, based on an anticipated average Accumulation Value of $30,000. The calculation also assumes surrender of the Policy at the end of the period for the return quotation. Standard total returns will therefore reflect a deduction of any applicable Withdrawal Charge. The total return will then be calculated according to the following formula:
                                 P(1+TR) n = ERV
        Where:
            P =-- a hypothetical initial Purchase Payment of $1,000.
            TR = -- the average annual total return.
            ERV = -- the ending  redeemable  value (net of any  applicable
                      Withdrawal Charge) of the hypothetical account at the end of the period.
            n =-- the number of years in the period.

ADJUSTED HISTORICAL PERFORMANCE DATA. Companion may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Portfolios of the Series Funds, including such disclosure for periods prior to the dates the Subaccounts commenced operations. For periods prior to the date the Subaccount commenced operations, performance information for Policies will be calculated based on the performance of the Series Fund Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Series Fund Portfolios, with the level of Policy charges that were in effect at the inception of the Subaccounts (this is referred to as "adjusted historical" performance data). Such standardized but "adjusted historical" average annual total return information for the Subaccounts of Policies is as follows:


 ------------------------------------------------ --------- --------- ------------ ===========
                   SUBACCOUNT                      1 Year   5 Years    10 Years      Since
              "ADJUSTED HISTORICAL"                Ended     Ended       Ended     Inception
        AVERAGE ANNUAL TOTAL RETURN TABLE         12/31/97  12/31/97   12/31/97    to
          (REFLECTS WITHDRAWAL CHARGES)              %         %           %        12/31/97
 Subaccount (date of inception of corresponding                                        %
                   Portfolio)
 ------------------------------------------------ --------- --------- ------------ ===========
 Alger American Growth (1/9/89)                    16.76     17.16        N/A        17.91
 Alger American Small Capitalization (9/21/88)      3.42     10.63        N/A        17.71
 Federated Prime Money Fund II (11/21/94)          -2.58      N/A         N/A         2.42
 Federated Fund for U.S. Government Securities
 (3/28/94)                                          0.81      N/A         N/A         4.05
 Fidelity VIP II Asset Manager: Growth (1/3/95)    16.13      N/A         N/A        19.45
 Fidelity VIP II Contrafund (1/3/95)               15.27      N/A         N/A        24.74
 Fidelity VIP Equity Income (10/9/86)              18.96     18.02       15.23       13.20
 Fidelity VIP II Index 500 (8/27/92)               23.22     17.78        N/A        17.95
 MFS Emerging Growth (7/24/95)                     13.19      N/A         N/A        19.79
 MFS High Income (7/26/95)                          5.49      N/A         N/A         9.23
 MFS Research (7/26/95)                            11.66      N/A         N/A        18.43
 MFS Value Series (8/14/96)                        17.43      N/A         N/A        18.41
 MFS World Government (6/14/94)                    -8.21      N/A         N/A         2.55
 Pioneer Capital Growth (3/1/95)                   15.78      N/A         N/A        16.76
 Pioneer Real Estate (3/1/95)                      12.52      N/A         N/A        22.41
 Scudder Global Discovery (5/2/97)                  N/A       N/A         N/A         8.62
 Scudder Growth & Income (5/1/97)                   N/A       N/A         N/A        14.36
 Scudder International (5/1/87)                     1.26     11.67       10.36        8.44
 T. Rowe Price International  (3/31/94)            -4.29      N/A         N/A         5.71
 T. Rowe Price New America Growth (3/31/94)        12.46      N/A         N/A        20.98
 T. Rowe Price Equity Income (3/31/94)             19.65      N/A         N/A        21.05
 T. Rowe Price Limited-Term Bond (5/13/94)         -0.91      N/A         N/A         3.79
 T. Rowe Price Personal Strategy Balanced
 (12/31/94)                                         9.60      N/A         N/A        16.90
 ================================================ ========= ========= ============ ===========
                                                   1 Year   5 Years    10 Years      Since
        Subaccount (date of inception of           Ended     Ended       Ended     Inception
            corresponding Portfolio)              12/31/96  12/31/96   12/31/96    to
                                                                                    12/31/96
 ================================================ ========= ========= ============ ===========
 ================================================ ========= ========= ============ ===========
 Alger American Growth (1/9/89)                    16.36     16.75        N/A        17.50
 Alger American Small Capitalization (9/21/88)      3.06     10.25        N/A        17.30
 Federated Prime Money Fund II (11/21/94)          -2.92      N/A         N/A         2.05
 Federated Fund for U.S. Government Securities
 (3/28/94)                                          0.46      N/A         N/A         3.69
 Fidelity VIP II Asset Manager: Growth (1/3/95)    15.73      N/A         N/A        19.04
 Fidelity VIP II Contrafund (1/3/95)               14.88      N/A         N/A        24.32
 Fidelity VIP Equity Income (10/9/86)              18.55     17.61       14.83       12.81
 Fidelity VIP II Index 500 (8/27/92)               22.80     17.37        N/A        17.54
 MFS Emerging Growth (7/24/95)                     12.80      N/A         N/A        19.37
 MFS High Income (7/26/95)                          5.12      N/A         N/A         8.84
 MFS Research (7/26/95)                            11.28      N/A         N/A        18.01
 MFS Value Series (8/14/96)                        17.03      N/A         N/A        17.99
 MFS World Government (6/14/94)                    -8.54      N/A         N/A         2.19
 Pioneer Capital Growth (3/1/95)                   15.38      N/A         N/A        16.36
 Pioneer Real Estate (3/1/95)                      12.14      N/A         N/A        21.99
 Scudder Global Discovery (5/2/97)                  N/A       N/A         N/A         8.37
 Scudder Growth & Income (5/1/97)                   N/A       N/A         N/A        14.10
 Scudder International (5/1/87)                     0.91     11.29       9.98         8.07
 T. Rowe Price International  (3/31/94)            -4.63      N/A         N/A         5.34
 T. Rowe Price New America Growth (3/31/94)        12.07      N/A         N/A        20.56
 T. Rowe Price Equity Income (3/31/94)             19.24      N/A         N/A        20.63
 T. Rowe Price Limited-Term Bond (5/13/94)         -1.25      N/A         N/A         3.43
 T. Rowe Price Personal Strategy Balanced
 (12/31/94)                                         9.22      N/A         N/A        16.50
 ================================================ ========= ========= ============ ===========

Such non-standardized (i.e., assuming no Withdrawal Charge) but adjusted historical average annual total return information for the Subaccounts is as follows:


 ------------------------------------------------ --------- --------- ------------ ===========
           SUBACCOUNT NON-STANDARDIZED             1 Year   5 Years    10 Years      Since
              "ADJUSTED HISTORICAL"                Ended     Ended       Ended     Inception
        AVERAGE ANNUAL TOTAL RETURN TABLE         12/31/97  12/31/97   12/31/97    to
      (DOES NOT REFLECT SURRENDER CHARGES)           %         %           %        12/31/97
 Subaccount (date of inception of corresponding                                        %
                   Portfolio)
 ------------------------------------------------ --------- --------- ------------ ===========
 Alger American Growth (1/9/89)                    24.15     17.76        N/A        17.91
 Alger American Small Capitalization (9/21/88)      9.96     11.21        N/A        17.71
 Federated Prime Money Fund II (11/21/94)           3.58      N/A         N/A         3.56
 Federated Fund for U.S. Government Securities
 (3/28/94)                                          7.18      N/A         N/A         5.01
 Fidelity VIP II Asset Manager: Growth (1/3/95)    23.48      N/A         N/A        21.20
 Fidelity VIP II Contrafund (1/3/95)               22.56      N/A         N/A        26.57
 Fidelity VIP Equity Income (10/9/86)              26.48     18.63       15.23       13.20
 Fidelity VIP II Index 500 (8/27/92)               31.02     18.39        N/A        18.33
 MFS Emerging Growth (7/24/95)                     20.35      N/A         N/A        21.94
 MFS High Income (7/26/95)                         12.16      N/A         N/A        11.20
 MFS Research (7/26/95)                            18.73      N/A         N/A        20.57
 MFS Value Series (8/14/96)                        24.86      N/A         N/A        22.99
 MFS World Government (6/14/94)                    -2.41      N/A         N/A         3.56
 Pioneer Capital Growth (3/1/95)                   23.11      N/A         N/A        18.56
 Pioneer Real Estate (3/1/95)                      19.64      N/A         N/A        24.30
 Scudder Global Discovery (5/2/97)                  N/A       N/A         N/A        15.49
 Scudder Growth & Income (5/1/97)                   N/A       N/A         N/A        21.59
 Scudder International (5/1/87)                     7.67     12.25       10.36        8.44
 T. Rowe Price International  (3/31/94)             1.76      N/A         N/A         6.69
 T. Rowe Price New America Growth (3/31/94)        19.58      N/A         N/A        22.10
 T. Rowe Price Equity Income (3/31/94)             27.22      N/A         N/A        22.17
 T. Rowe Price Limited-Term Bond (5/13/94)          5.36      N/A         N/A         4.78
 T. Rowe Price Personal Strategy Balanced
 (12/31/94)                                        16.53      N/A         N/A        18.60
 ================================================ ========= ========= ============ ===========
                                                   1 Year   5 Years    10 Years      Since
        Subaccount (date of inception of           Ended     Ended       Ended     Inception
            corresponding Portfolio)              12/31/97  12/31/97   12/31/97    to
                                                                                    12/31/97
 ================================================ ========= ========= ============ ===========
 ================================================ ========= ========= ============ ===========
 Alger American Growth (1/9/89)                    23.72     17.36        N/A        17.50
 Alger American Small Capitalization (9/21/88)      9.58     10.82        N/A        17.30
 Federated Prime Money Fund II (11/21/94)           3.22      N/A         N/A         3.19
 Federated Fund for U.S. Government Securities
 (3/28/94)                                          6.81      N/A         N/A         4.64
 Fidelity VIP II Asset Manager: Growth (1/3/95)    23.06      N/A         N/A        20.78
 Fidelity VIP II Contrafund (1/3/95)               22.14      N/A         N/A        26.13
 Fidelity VIP Equity Income (10/9/86)              26.05     18.22       14.83       12.81
 Fidelity VIP II Index 500 (8/27/92)               30.57     17.98        N/A        17.92
 MFS Emerging Growth (7/24/95)                     19.94      N/A         N/A        21.51
 MFS High Income (7/26/95)                         11.77      N/A         N/A        10.80
 MFS Research (7/26/95)                            18.32      N/A         N/A        20.14
 MFS Value Series (8/14/96)                        24.44      N/A         N/A        22.55
 MFS World Government (6/14/94)                    -2.75      N/A         N/A         3.19
 Pioneer Capital Growth (3/1/95)                   22.68      N/A         N/A        18.15
 Pioneer Real Estate (3/1/95)                      19.23      N/A         N/A        23.87
 Scudder Global Discovery (5/2/97)                  N/A       N/A         N/A        15.22
 Scudder Growth & Income (5/1/97)                   N/A       N/A         N/A        21.32
 Scudder International (5/1/87)                     7.29     11.86       9.98         8.07
 T. Rowe Price International  (3/31/94)             1.41      N/A         N/A         6.32
 T. Rowe Price New America Growth (3/31/94)        19.16      N/A         N/A        21.68
 T. Rowe Price Equity Income (3/31/94)             26.79      N/A         N/A        21.75
 T. Rowe Price Limited-Term Bond (5/13/94)          5.00      N/A         N/A         4.42
 T. Rowe Price Personal Strategy Balanced
 (12/31/94)                                        16.13      N/A         N/A        18.19
 ================================================ ========= ========= ============ ===========

THE FIGURES ABOVE ARE NOT AN INDICATION OF PRESENT, PAST, OR FUTURE PERFORMANCE OF THE APPLICABLE SUBACCOUNTS OR OF THE ACTUAL PORTFOLIOS AVAILABLE UNDER THE POLICY.

        Companion may disclose  Cumulative Total Returns in conjunction with the
standard  formats   described  above.  The  Cumulative  Total  Returns  will  be calculated using the following formula:

                                CTR = (ERV/P) - 1
        Where:
            CTR  =  -- The  Cumulative  Total  Return  net  of  Subaccount
                         recurring charges for the period.
            ERV   = -- The  ending  redeemable  value  of  the  hypothetical investment at the end of the period.
            P =     -- A hypothetical initial Purchase Payment of $1,000.

OTHER INFORMATION
        The following is a partial list of those publications which may be cited in the Series Funds' advertising shareholder materials which contain articles describing investment results or other data relative to one or more of the Subaccounts. Other publications may also be cited.

Across the Board
Advertising Age
American Banker
Barron's
Best's Review
Broker World
Business Insurance
Business Month
Business Week
Changing Times

Consumer Reports
Economist
Financial Planning
Financial World
Forbes
Fortune
Inc.
Institutional Investor
Insurance Forum
Insurance Sales

Insurance Week
Journal of Accountancy
Journal of the American Society of CLU & ChFC
Journal of Commerce
Life Association News
Life Insurance Selling
Manager's Magazine
Market Facts
Money

                                  LEGAL MATTERS

        We know of no material legal proceedings pending to which the Variable Account is a party or which would materially affect the Variable Account. We are not involved in any litigation of material importance to our total assets or to the Variable Account. Legal matters in connection with the Policy have been passed upon by our Law Staff.

                                OTHER INFORMATION

        A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                              FINANCIAL STATEMENTS

        This Statement of Additional Information contains financial statements for the Variable Account as of December 31, 1997 and for the years ended December 31, 1997 and 1996, which have been audited by Deloitte & Touche, LLP, independent auditors, New York, New York, as stated in their reports appearing herein.
        The Financial Statements of Companion Life Insurance Company as of and for the years ended December 31, 1997 and 1996 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their report appearing herein. The financial statements of Companion Life Insurance Company for the year ended December 31, 1995 has been audited by Coopers & Lybrand, L.L.P., independent auditors, New York, New York as stated in their report appearing herein. The financial statements of Companion Life Insurance Company should be considered only as bearing on the ability of Companion Life to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

COMPANION LIFE
INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF
UNITED OF OMAHA LIFE INSURANCE COMPANY)


STATUTORY FINANCIAL STATEMENTS
AND INDEPENDENT AUDITORS' REPORT
DECEMBER 31, 1997, 1996 AND 1995

INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Companion Life Insurance Company
Rye, New York

We have audited the accompanying statutory statements of admitted assets, liabilities, and surplus of Companion Life Insurance Company (a wholly-owned subsidiary of United of Omaha Life Insurance Company) as of December 31, 1997 and 1996, and the related statutory statements of income and changes in surplus, and cash flows for the years then ended. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of Companion Life Insurance Company for the year ended December 31, 1995 were audited by other auditors whose report, dated April 9, 1997, expressed an unqualified opinion on the presentation of those financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York and also expressed an opinion that the financial statements were not presented in conformity with generally accepted accounting principles. The financial statements are the responsibility of the Company's management.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As more fully described in Note 1 to the financial statements, the Company has prepared these financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York. Those practices differ from generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles are not reasonably determinable, but are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Companion Life Insurance Company as of December 31, 1997 and 1996, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of Companion Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1 to the financial statements.




DELOITTE & TOUCHE LLP

February 17, 1998

To the Board of Directors
Companion Life Insurance Company
Rye, New York


We have audited the accompanying statements of operations, capital and surplus, and cash flows of Companion Life Insurance Company (a New York Corporation and wholly-owned subsidiary of United of Omaha Life Insurance Company) for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to report on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our originally issued report dated February 23, 1996, we expressed an opinion that the 1995 financial statements, prepared using accounting practices prescribed or permitted by the Insurance Department of the State of New York, presented fairly, in all material respects, the results of Companion Life Insurance Company's operations and its cash flow for the year ended December 31, 1995 in conformity with generally accepted accounting principles. As described in Note 1 to the financial statements, pursuant to the provisions of Statement of Financial Accounting Standards Board Interpretation 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, as amended ("FIN 40"), financial statements of mutual life insurance enterprises for periods ending on or before December 15, 1996, prepared using accounting practices prescribed or permitted by insurance regulators (statutory financial statements) are no longer considered presentations in conformity with generally accepted accounting principles. Accordingly, our present opinion on the presentation of the 1995 financial statements in accordance with generally accepted accounting principles, as presented herein, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the results of Companion Life Insurance Company's operations and its cash flows for the year ended December 31, 1995.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of Companion Insurance Company's operations and its cash flows for the year ended December 31, 1995, I conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York.


                                                   COOPERS & LYBRAND L.L.P.


New York, New York
February 23, 1996 (except for the change in Our opinion as required by FIN 40, for which the date is April 9, 1997)

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS
AS OF DECEMBER 31, 1997 AND 1996
--------------------------------------------------------------------------------

ADMITTED ASSETS                                         1997              1996

Cash and invested assets:
  Bonds                                            $   415,833,604 $370,927,491
  Mortgage loans                                         9,921,770   16,489,046
  Policy loans                                          10,728,769   11,586,845
  Cash and short-term investments                        7,468,756    3,662,460
  Other invested assets                                    125,749       61,197
                                                           -------       ------
           Total cash and invested assets              444,078,648  402,727,039

Premiums deferred and uncollected                        4,519,554    4,051,720
Investment income due and accrued                        4,245,616    3,736,086
Other assets                                             2,379,872      475,433
Separate accounts assets                                10,586,320    2,110,579
                                                        ----------    ---------

           Total admitted assets                     $ 465,810,010$ 413,100,857
                                                     ==========================

LIABILITIES

Policy reserves:
  Aggregate reserve for policies and contracts       $ 351,541,554$ 337,786,345
  Policy and contract claims                             4,255,129    4,569,530
  Other reserves                                           396,966      408,523
                                                           -------      -------
           Total policy reserves                       356,193,649  342,764,398

Interest maintenance reserve                               611,679      665,315
Asset valuation reserve                                  2,599,582    3,178,271
General expenses and taxes due or accrued                  702,378      926,323
Funds held under reinsurance treaties                   35,481,219    7,488,832
Reinsurance in unauthorized companies                       34,631       34,128
Amounts due reinsurers                                      35,897       79,885
Federal income taxes due or accrued                        423,000      700,000
Other liabilities                                        4,040,282    3,439,757
Separate accounts liabilities                           10,552,259    2,098,801
                                                        ----------    ---------
           Total liabilities                           410,674,306  361,375,710
                                                       -----------  -----------

SURPLUS

Capital stock, $400 par value; 5,000 shares
      authorized and outstanding                          2,000,000    2,000,000
Gross paid-in and contributed surplus                    45,650,000   45,650,000
Special surplus and contingency reserve                     428,417      400,297
Unassigned surplus                                        7,057,287    3,674,850
                                                          ---------    ---------
           Total surplus                                 55,135,704   51,725,147
                                                         ----------   ----------

           Total liabilities and surplus              $ 465,810,010 $413,100,857
                                                      ============= ============

The accompanying notes are an integral part of these statutory financial statements.

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
--------------------------------------------------------------------------------------------


                                 1997                  1996                   1995
Income:
  Net premiums and annuity
    considerations                 $45,556,708          $ 90,179,915       $ 72,097,554
  Other considerations and fund
     deposits                        8,684,292             2,048,423            668,323
  Net investment income             31,122,199            27,824,853         23,605,272
  Other income                       2,768,489               179,622            380,099
                                     ----------              -------            -------

           Total income             88,131,688           120,232,813         96,751,248
                                    -----------          -----------         ----------

Benefits and expenses:
  Policyholder and beneficiary
     benefits                       42,230,053            32,338,175         22,458,731
  Increase in reserves for
    policyholder and
    beneficiary benefits            13,755,209            63,390,378         54,205,859
  Commissions                        5,608,866             4,839,995          3,978,746
  Operating expenses                14,693,625            14,298,328         13,378,018
  Net transfers to separate accounts 7,143,343             1,219,275            545,430
                                     ----------            ---------            -------

           Total benefits and
               expenses             83,431,096           116,086,151         94,566,784
                                    -----------          -----------         ----------

           Net gain from operations before federal income
             taxes and net realized
                capital losses       4,700,592             4,146,662          2,184,464

Federal income taxes                 2,424,710             2,544,690          1,445,927
                                     ----------            ---------          ---------

           Net gain from operations before net
            realized capital  losses 2,275,882             1,601,972            738,537

Net realized capital (gains) losses    336,684                    -                (691
                                       --------                   --               ----

           Net income              $ 1,939,198           $ 1,601,972          $ 737,846
                                   ============          ===========          =========


The accompanying notes are an integral part of these statutory financial statements.

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
---------------------------------------------------------------------------


                          1997               1996              1995

Capital stock:
  Balance at beginning and
   end of year                 $2,000,000    $ 2,000,000    $ 2,000,000
                            -------------    ---------------   --------------

Gross paid-in and contributed surplus:
  Balance at beginning of year 45,650,000         45,650,000     45,650,000

Special surplus and contingency reserve:
  Balance at beginning
              of year             400,297            359,960        298,105
  Increase in group contingency
         life reserve              28,120             40,337         61,855

           Balance at end of year 428,417            400,297        359,960
                                  --------           --------       -------

Unassigned surplus:
  Balance at beginning of year  3,674,850          2,856,838      2,761,491
  Net income                    1,939,198          1,601,972        737,846
  Change in separate accounts
     surplus                       22,283             (1,578)        13,356
  Increase (decrease) in net unrealized capital
    gains and losses              599,129           (217,103)      (382,026)
  (Increase) decrease in:
    Non-admitted assets           271,491           (126,840)       (78,228)
    Liability for reinsurance in
      unanthorized companies         (233)            13,049           (221)
    Asset valuation reserve       578,689           (350,675)      (133,525)
    Contingency reserve          (28,120)            (40,337)       (61,855)
    Pension plan contribution        -               (60,476)            -

  Balance at end of year       7,057,287          3,674,850      2,856,838
                               ----------         ----------     ---------

           Total surplus    $ 55,135,704       $ 51,725,147   $ 50,866,798
                            =============      =============  ============


The accompanying notes are an integral part of these statutory financial statements.

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
-------------------------------------------------------------------------------------------


                         1997              1996              1995              1995
Cash from operations:
  Premiums, annuity
   considerations and fund
     deposits            $53,672,663      $ 92,070,411   $ 71,904,608   $ 71,904,608
  Net investment income   30,446,317        27,379,305     23,188,680     23,188,680
  Other income             2,715,619           249,692        426,796        426,796
  Benefits               (44,468,851)      (30,290,432)   (21,974,648)   (21,974,648)
  Commissions and general(19,297,511)      (18,543,667)   (17,477,981)   (17,477,981)
  Federal income taxes    (2,395,000)       (2,346,798)    (1,665,994)    (1,665,994)
  Other operating expenses(8,693,487)       (1,670,344)      (786,187)      (786,187)
                          ------------      -----------      ---------      ---------
           Net cash from
               operations 11,979,750        66,848,167     53,615,274     53,615,274
                          -----------       -----------    -----------    ----------

Cash from investments:
  Proceeds from investments sold, redeemed or matured:
    Bonds                 41,740,375        32,351,850     16,456,527     16,456,527
    Mortgage loans         6,500,559         5,134,099      6,273,360      6,273,360
  Taxes on capital (gains) l(193,958)          (48,286)         3,153          3,153
  Cost of investments acquired:
    Bonds                (86,319,745)     (103,666,996)   (78,529,680)   (78,529,680)
    Other invested assets    (64,552)          (61,197              -              -
  Net (increase) decrease
      in policy loans        858,076           509,218       (436,744)      (436,744)
                             -------           --------      ---------      ---------
           Net cash from
               investments(37,479,245)      (65,781,312)   (56,233,384)   (56,233,384)
                         -------------     ------------   ------------   ------------

Cash from financing and other sources:
  Other cash provided     29,732,631           260,521      2,204,401      2,204,401
  Other cash used           (426,840)       (1,326,093)      (139,002)      (139,002)
                            ----------      -----------      ---------
           Net cash from
            financing and other
               sources     29,305,791       (1,065,572)     2,065,399      2,065,399

Net change in cash and
  short-term investments   3,806,296             1,283       (552,711)      (552,711)

Cash and short-term investments:
  Beginning of year        3,662,460         3,661,177      4,213,888      4,213,888
                           ----------        ----------     ----------     ---------

  End of year            $ 7,468,756       $ 3,662,460    $ 3,661,177    $ 3,661,177
                         ============      ============   ============   ===========


The accompanying notes are an integral part of these statutory financial statements.

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)


NOTES TO STATUTORY FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
--------------------------------------------------------------------------------


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     NATURE OF OPERATIONS - Companion Life Insurance Company (the Company), domiciled in the State of New York, is a wholly-owned subsidiary of United of Omaha Life Insurance Company (United of Omaha), which is a wholly owned subsidiary of Mutual of Omaha Insurance Company (Mutual of Omaha), a mutual life and health and accident insurance company, domiciled in the State of Nebraska. The Company has insurance licenses to operate in three states, New York, New Jersey and Connecticut. Individual annuity and life insurance products are sold primarily through a network of Mutual of Omaha career agents, direct mail, stockbrokers, financial planners and banks.

     BASIS OF PRESENTATION - The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York. Prescribed statutory accounting practices are contained in a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices which may not necessarily be prescribed but are not prohibited.

     The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with generally accepted accounting principles. The most significant differences include: (a) bonds are generally carried at amortized cost rather than being valued at either amortized cost or fair value based on their classification according to the Company's ability and intent to hold or trade the securities; (b) acquisition costs, such as commissions and other costs related to acquiring new business, are charged to operations as incurred and not deferred, whereas premiums are taken into income on a pro rata basis over the respective term of the policies; (c) deferred federal income taxes are not provided for temporary differences between tax and financial reporting; (d) no provision has been made for federal income taxes on unrealized appreciation of investments which are carried at market value; (e) asset valuation reserves (AVR) and interest maintenance reserves (IMR) are established; (f) different actuarial assumptions are used for calculating certain policy reserves; and (g) changes in certain assets designated as "non-admitted" assets have been charged to unassigned surplus. The effects of the foregoing differences on the accompanying statutory financial statements are not reasonably determinable, but are presumed to be material.

     USE OF ESTIMATES - The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

     INVESTMENTS - Bonds are generally stated at amortized cost. Premiums and discounts on bonds not backed by other loans are amortized using the scientific method. Premiums and discounts on loan-backed bonds and structured securities are amortized using the interest method based on anticipated prepayments at the date of purchase. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

     Mortgage loans and policy loans are stated at the aggregate unpaid balance. In accordance with statutory accounting practices, the Company records a general reserve for losses on mortgage loans as part of the asset valuation reserve.

     Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at cost which approximates market.

     Investment income is recorded when earned. Realized gains and losses on sale or maturity of investments are determined on the specific identification basis. Any portion of invested assets designated as "non-admitted" are excluded from the statutory statements of admitted assets, liabilities and surplus.

     ASSET VALUATION AND INTEREST MAINTENANCE RESERVES - The Company establishes certain reserves as promulgated by the National Association of Insurance
     Commissioners (NAIC). The AVR is established for the specific risk characteristics of invested assets of the Company. The IMR is established for the realized gains and losses on the redemption of fixed income securities resulting from changes in interest rates, net of tax. Gains and losses pertaining to the IMR are subsequently amortized into investment income over the expected remaining period to maturity of the investments sold or called.

     POLICY RESERVES - Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life policies are computed principally by using the Commissioners' Reserve Valuation Method (CRVM) basis or the Net Level Premium Method with assumed interest rates (2.5% to 6.0%) and mortality (1941, 1958 and 1980 CSO tables) as prescribed by regulatory authorities. Annuity reserves are based primarily upon the 1937 Standardized Annuity Table with interest rates ranging from 2.5% to 3.5%, the 1971 Individual Annuity Mortality Table with interest rates ranging from 4.0% to 7.5%, or the 1983a Individual Annuity Mortality Table with interest rates ranging from 5.25% to 9.25%. Policy and contract claim liabilities include provisions for reported claims and estimates for claims incurred but not reported. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

     SPECIAL SURPLUS AND CONTINGENCY RESERVE - The Company is required by the State of New York to maintain a group contingency life reserve. This reserve is equal to an annual accumulation of 2% of the net group life premiums less dividends thereon, up to a maximum accumulation of one-half of the net aggregate group life premiums received. This reserve is held as a portion of total surplus on the statement of admitted assets, liabilities and surplus.

     PREMIUMS AND RELATED COMMISSIONS - Premiums are recognized as income over the premium paying period of the policies. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.

     FEDERAL INCOME TAXES - The Company files a consolidated federal income tax return with Mutual of Omaha and other eligible subsidiaries. The method of allocating taxes among the companies is subject to a written agreement approved by the Board of Directors. Each company's provision for federal income taxes is based on a separate return calculation with each company recognizing tax benefits of net operating loss carry-forwards and tax credits on a separate return basis.

     The provision for federal income taxes is based on income which is currently taxable. Deferred federal income taxes are not provided for temporary differences between income tax and statutory reporting. The Company recognizes the benefits of investment tax carry-forwards when realized.

     NON-ADMITTED ASSETS - Certain assets designated as "non-admitted", principally receivables greater than ninety days due and office furniture and equipment, are excluded from the statutory statements of admitted assets, liabilities and surplus. The net change in such assets is charged or credited directly to unassigned surplus.

     FAIR  VALUES  OF  FINANCIAL   INSTRUMENTS  -  The  following   methods  and
     assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

       CASH, SHORT-TERM INVESTMENTS AND OTHER INVESTED ASSETS - The carrying amounts for these instruments approximate their fair values.

       BONDS - The fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or based on expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

       MORTGAGE LOANS - The fair values for mortgage loans are estimated using discounted cash flow calculations, which are based on interest rates currently being offered for similar loans to borrowers with similar credit ratings, credit quality, and maturity of the investments.

       POLICY LOANS - The Company does not believe an estimate of the fair value of policy loans can be made without incurring excessive cost. Policy loans have no stated maturities and are usually repaid by reductions to benefits and surrenders. Because of the numerous assumptions which would have to be made to estimate fair value, the Company believes that such information would not be meaningful.

     SEPARATE ACCOUNTS - The assets of the separate accounts shown in the statutory statements of admitted assets, liabilities and surplus are carried at fair value and consist primarily of mutual funds held by the Company for the benefit of policyholders under specific individual annuity contracts. Benefits paid to separate account policyholders are reflected in the statutory statements of income, but are offset by transfers from the separate accounts. The payment of such benefits and the earning of investment income constitute the only significant activities in the separate accounts.

     RECLASSIFICATIONS - Certain reclassifications have been made to prior years amounts to conform with current year presentation with no changes to unassigned surplus or net income.

2.   INVESTMENTS

     The cost or amortized cost, gross unrealized gains, gross unrealized losses and estimated fair value of the Company's investment securities were as follows:

                        COST OR           GROSS          GROSS
                       AMORTIZED        UNREALIZED    UNREALIZED    ESTIMATED
                         COST             GAINS         LOSSES     FAIR VALUE
AT DECEMBER 31, 1997:
  U.S. Government          $ 700,071     $ 21,689         $ -     $ 721,760
  Mortgage backed
   securities             32,360,405      594,678      15,540    32,939,543
  Special revenue          2,727,867      173,233           -     2,901,100
  Industrial and misc.   272,298,590    8,501,766     195,242   280,605,114
  Public utilities        25,397,122      862,841      31,288    26,228,675
  Collateralized mortgage 88,457,664      702,903     151,331    89,009,236
  Credit-tenant loans      1,621,885       91,951          -      1,713,836
                           ---------       ------          --      ---------

                       $ 423,563,604 $ 10,949,061   $ 393,401 $ 434,119,264
                       ============= ============   ========== =============

  Bonds                $ 415,833,604
  Short-term investments   7,730,000

                       $ 423,563,604

AT DECEMBER 31, 1996:
  U.S. Government          $ 883,638     $ 39,602          $ -     $ 923,240
  Mortgage backed
   securities             19,625,646      221,924       45,390    19,802,180
  Special revenue          3,554,693      207,533            -     3,762,226
  Industrial and misc.   242,214,347    6,309,679    1,164,175   247,359,851
  Public utilities        25,163,593      784,702       46,436    25,901,859
  Collateralized mortgage 81,231,906      590,887      701,760    81,121,033
  Credit-tenant loans      1,778,668       85,048           -      1,863,716
                           ---------       ------           --     ---------

                       $ 374,452,491  $ 8,239,375  $ 1,957,761 $ 380,734,105
                       =============  ===========  =========== =============

  Bonds                $ 370,927,491
  Short-term investments   3,525,000

                       $ 374,452,491

     The amortized cost and estimated fair value of debt securities at December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      AMORTIZED       ESTIMATED
                                                      COST         FAIR VALUE

Due in one year or less                              $ 12,722,381  $ 12,789,401
Due after one year through five years                  88,750,646    91,270,778
Due after five years through ten years                 87,819,603    91,634,888
Due after ten years                                   113,452,905   116,475,418
                                                      -----------   -----------
                                                      302,745,535   312,170,485
Collateralized mortgage obligations and mortgage
  backed securities                                   120,818,069   121,948,779
                                                      -----------   -----------

                                                    $ 423,563,604 $ 434,119,264
                                                    ============= =============

     The sources of net investment income were as follows:


                              1997                   1996                   1995

Bonds                        $ 29,303,742       $ 25,415,169        $ 20,708,759
Mortgage loans                  1,273,829          1,751,301           2,264,264
Policy loans                      544,364            569,200             583,981
Short-term investments            389,780            442,382             406,836
Other                              25,165             40,513              42,117
                                   -------            -------             ------
                               31,536,880         28,218,565          24,005,957
Investment expense               (595,604)          (542,595)          (484,211)
Amortization of interest
  maintenance reserve             180,923            148,883              83,526
                                  --------           --------             ------

                             $ 31,122,199       $ 27,824,853        $ 23,605,272
                             =============      =============       ============

     Gross realized gains and losses from investment securities consist of the following:

                                                                         NET
                                      GROSS               GROSS        REALIZED
                                    REALIZED            REALIZED         GAINS
                                      GAINS              LOSSES        (LOSSES)
Year ended December 31, 1997:
  Bonds                                  $ 293,471       $ 548,904   $ (255,433)
  Mortgage loans                                -           66,717      (66,717)
                                                --          ------      --------

                                         $ 293,471       $ 615,621     (322,150)
                                         =========       =========
  Capital gains tax benefit                                             112,753
  Net IMR capital gains                                                (127,287)

  Net realized capital losses                                        $ (336,684)
                                                                     ===========

Year ended December 31, 1996:
  Bonds                                  $ 527,165             $ 2    $ 527,163
  Mortgage loans                            27,001              -        27,001
                                            ------              --       ------

                                         $ 554,166             $ 2       554,164
                                         =========             ====
  Capital gains tax                                                    (193,958)
  Net IMR capital gains                                                (360,206)

  Net realized capital gains                                                 $ -
                                                                             ===

Year ended December 31, 1995:
  Bonds                                   $ 83,705         $ 1,063      $ 82,642
  Mortgage loans                            54,256              -         54,256
                                            ------              --        ------

                                         $ 137,961         $ 1,063       136,898
                                         =========         ========
  Capital gains tax                                                      (47,914
  Net IMR capital gains                                                 (89,675)

  Net realized capital losses                                            $ (691)
                                                                         =======

     Proceeds from the sale of bonds were $5,707,696, $2,312,104, and $48,938 during 1997, 1996 and 1995, respectively.

     At December 31, 1997 and 1996, securities with an amortized cost of $274,376 and $274,028 were on deposit with the New York State Insurance Department.

     The Company invests in mortgage loans collateralized principally by commercial real estate. The maximum percentage of any one loan to the value of the security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 75%. The Company did not invest in any new mortgage loans during 1997 or 1996. The estimated fair value of the mortgage loan portfolio was $10,474,689 and $16,960,455 at December 31, 1997 and 1996, respectively.

     The Company has commitments to fund bond investments of approximately $3,600,000 as of December 31, 1997. These commitments are legally binding and have fixed expiration dates or other termination clauses that may require a payment of a fee. In the event that the financial condition of a borrower deteriorates materially, the commitment may be terminated. Since some of the commitments may expire or terminate, the total commitments do not necessarily represent future liquidity requirements.

3.   FEDERAL INCOME TAXES

     The provision for federal income taxes reflects an effective income tax rate which differs from the prevailing federal income tax rate primarily as a result of income and expense recognition differences between statutory and income tax reporting. The major differences include capitalization and amortization of certain acquisition amounts for tax purposes, different methods for determining statutory and tax insurance reserves, timing of the recognition of market discount on bonds and certain accrued expenses, and the acceleration of depreciation for tax purposes.

     The  Company's  tax  returns  have been  examined by the  Internal  Revenue
     Service (IRS) through 1992. The tax returns for 1993 through 1995 are currently under examination. Management believes the results of these examinations will have no material impact on the Company's statutory financial statements.

     Under federal income tax law prior to 1984, the Company accumulated approximately $2,623,000 of deferred taxable income which could become subject to income taxes in the future under certain conditions. Management believes the chance that those conditions will exist is remote.

4.   RETIREMENT BENEFITS

     The Company participates with affiliated companies in a noncontributory defined benefit plan covering all United States employees meeting certain minimum requirements. Mutual of Omaha and certain subsidiaries
     (collectively referred to as the Companies) generally make annual contributions to the plan in an amount between the minimum ERISA required contribution and the maximum tax deductible contribution. Companion was not required to make a contribution in 1997, 1996 and 1995. Funds for the plan are held in the general and separate accounts of United of Omaha under a group annuity contract and in domestic equity and international common stock funds.

     Information regarding accrued benefits and net assets has not been determined on an individual company basis. The Company's allocation of salary expense was less than 1% of the total Companies' salary expense in 1997, 1996 and 1995. The Companies expensed contributions of $7,972,335, $12,152,156 and $9,114,637 in 1997, 1996 and 1995, respectively. During
     1996, the Companies changed mortality tables from the 1971 group annuity mortality table to the 1983 group annuity mortality table. As a result of the table change, the actuarial present value of accrued benefits as of January 1, 1996, increased by $21,637,154. The Companies made an additional contribution of $21,637,154 and recorded it net of federal income taxes of $7,573,004 as a direct charge to surplus. The Plan was amended effective January 1, 1997, to include a postretirement medical 401(h) account for the funding of certain postretirement medical benefits provided by the Companies.

     A comparison of accrued benefits and net assets for the entire plan as of January 1, 1997 and 1996 follows:


                                              1997            1996
Actuarial present value of accrued benefits:
  Vested                              $ 380,495,581    $ 352,736,411
  Nonvested                               2,203,724        4,036,059
                                          ---------        ---------

                                      $ 382,699,305    $ 356,772,470
                                      =============    =============

Net assets available for benefits     $ 369,871,820    $ 324,925,491
                                      =============    =============

Assumptions:
  Annual investment return                9.00 %               9.00 %
  Mortality table                        1983 GAM             1983 GAM
  Discount rate                           7.37 %               7.62 %

     The Companies also provide the Mutual of Omaha 401(k) Long-Term Savings Plan covering all United States employees who have completed one year of service and have reached their 21st birthday. Participants may elect to contribute 1% to 16% of their salary annually subject to plan and IRS limitations.  The  Companies  match  at  least  25% of the  first 6% of the contributions made by each participant. The Companies match up to an additional 75% of the first 6% of the contributions made by each participant if certain company-wide performance measures are met. Contributions by the Companies were $8,428,515, $5,600,402 and $5,774,963 in 1997, 1996 and 1995, respectively.

     The Companies provide certain postretirement medical and life insurance benefits. The Companies subsidize these benefits with certain limitations to retirees and eligible employee groups. Employees retiring on or before December 31, 1997, were eligible for the full subsidy if they were at least age 55 with at least 10 years of service and 10 years of continuous coverage under one of the Companies' health plans. Employees retiring after December 31, 1997, must be at least age 60 with at least 15 years of service and 15 years of continuous coverage under one of the Companies' health plans to be eligible for a subsidy. Employees hired on or after January 1, 1995, are not eligible for a subsidy. The cost of these postretirement benefits is allocated to the Companies based on an actuarial valuation. The Companies use the accrual method of accounting for postretirement benefits and elected to amortize the original transition obligation over 20 years.

     The following table compares the accumulated benefit obligations and accrued liability for the Companies' postretirement benefit at December 31, 1997 and 1996:

                                               1997              1996
Accumulated postretirement benefits obligation:
  Fully eligible actives                     $ 9,694,945   $ 8,008,428
  Retirees                                    76,208,522    76,135,759
                                              ----------    ----------
                                              85,903,467    84,144,187
Plan assets in Postretirement
Medical 401(h) Account                       (2,713,304)             -
Unrecognized transition obligation          (60,275,474)   (64,293,839)
Unrecognized gain                             9,460,055      7,928,001
                                             ----------     ---------

    Total accrued postretirement benefit
     liabilities                            $32,374,744   $ 27,778,349

Assumptions:
  Discount rate                               7.25 %            7.50 %
  Health care cost trend rate:
    First year                                5.00 %            8.50 %
    Ultimate                                  5.00 %            5.00 %
  Grading period                                -                8 years

     The Companies' net periodic postretirement benefit costs include the following components at December 31, 1997, 1996 and 1995:

                                          1997           1996             1995

Eligibility costs                      $ 1,597,970    $ 1,384,687    $ 1,654,470
Interest costs                           5,985,721      5,908,779      5,567,144
Deferral of gain on plan assets             55,859              -      (683,259)
Amortization of transition obligation    4,018,365      4,018,365      4,100,979
Return on assets                           (55,859)            -              -
                                           --------            --             -

           Total benefit costs        $ 11,602,056   $ 11,311,831   $ 10,639,334
                                      =============  =============  ============

     The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rate by one percentage point in each year would increase the Companies' accumulated postretirement benefits obligation as of December 31, 1997 by approximately $6,200,000 and the estimated eligibility cost and interest components of the net periodic postretirement benefit costs for 1997 by approximately $800,000.

5.   RELATED PARTY TRANSACTIONS

     At December 31, 1997 and 1996,  approximately  $9,922,000 and  $14,879,000, respectively, of the Company's investments in mortgage loans were held through joint participants with United of Omaha.

     United of Omaha provides actuarial, data processing, consulting and various other services to the Company. Charges for these services amounted to approximately $7,303,000, $7,164,000 and $6,320,000 for 1997, 1996 and
     1995, respectively. Included in other liabilities are unsettled balances related to these services of approximately $1,237,000 and $555,000 as of December 31, 1997 and 1996, respectively.

     The Company cedes group and individual life insurance and individual annuity business to United of Omaha. In 1997, the Company entered into a coinsurance treaty with United of Omaha relating to bank annuity business in which the Company cedes 75% of the related premiums to United of Omaha and United of Omaha pays 75% of the related benefits. The amounts ceded by the Company relating to the treaties with United of Omaha and included in the statutory statements of admitted assets, liabilities and surplus were as follows:

                                                    1997            1996

Amounts recoverable from reinsurance                   $ 2,278        $ 28,945
                                                       ========       ========
Policy and contract claims                         $ 2,368,173     $ 1,828,874
                                                   ============    ===========
Aggregate reserve for policies and contracts      $ 30,498,320     $ 3,749,310
                                                  =============    ===========
Funds held under reinsurance treaties             $ 35,481,219     $ 7,488,832
                                                  =============    ===========


     The amounts ceded by the Company and included in the statutory statements of income were as follows:

                                      1997            1996           1995

Premium considerations                $ 31,394,836    $ 2,644,523    $ 4,369,203
                                      =============   ============   ===========
Policyholder and beneficiary benefits  $ 4,001,768    $ 1,306,703    $ 2,807,917
                                       ============   ============   ===========


     The Company also ceded group and individual accident and health insurance to Mutual of Omaha. The amounts ceded by the Company were as follows:

                                                  1997             1996

Amounts recoverable from reinsurance                 $ 3,165     $ 2,556
                                                     =======     =======
Policy and contract claims                         $ 442,312       $ 403
                                                   =========       =====
Aggregate reserves for policies and contracts    $ 1,236,251   $ 127,823
                                                 ===========   =========

     The amounts ceded by the Company and included in the statutory statements of income were as follows:

                                              1997            1996         1995

Premium considerations                      $ 2,530,305    $ 19,029    $ 25,034
                                            =============   ==========   =======
Policyholder and beneficiary benefits        $1,068,038    $ 36,964   $ (3,386)
                                             ============   ==========   =======

     United World Life Insurance Company, an affiliate domiciled in the State of Nebraska, had reinsurance funds withheld of $500,000 on deposit with the Company at December 31, 1995.

6.   REINSURANCE

     In the normal course of business, the Company assumes and cedes reinsurance. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations.

     The reconciliation of total premiums to net premiums is as follows:

                                1997           1996              1995

Direct                       $ 80,118,628    $ 93,379,787       $ 76,428,002
Assumed                           612,149         646,451            598,903
Ceded                         (35,174,069)     (3,846,323)        (4,929,351)
                              -------------    ------------       -----------
Net                          $ 45,556,708    $ 90,179,915       $ 72,097,554
                             =============   =============      ============

7.   DEPOSIT FUNDS

     At December 31, 1997 and 1996, the Company held annuity reserves and deposit fund liabilities of $90,498,996 and $92,914,171, respectively, that were subject to discretionary withdrawal at book value with a surrender charge of less than 5%.

8.   CONTINGENT LIABILITIES

     Various lawsuits have arisen in the ordinary course of the Company's business. The Company believes that its defenses are meritorious and the eventual outcome of those lawsuits will not have a material effect on the Company's financial position.

9.   STOCKHOLDER DIVIDENDS

     Dividends to the Company's stockholder are subject to prior approval by the Superintendent of Insurance of the State of New York.

10.  BUSINESS RISKS

     The Company is subject to regulation by state insurance departments and it undergoes periodic examinations by those departments. The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

       LEGAL/REGULATORY RISK is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by diversifying its products.

       CREDIT RISK is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy and by maintaining sound reinsurance, credit and collection policies.

       INTEREST-RATE RISK is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. The Company mitigates this risk by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

11.  CONSOLIDATION OF OPERATIONS

     During 1997, the Company consolidated some of its operations with those of Mutual of Omaha. The Company incurred and expensed approximately $795,000 related to severance and other consolidation expenses.

COMPANION LIFE
SEPARATE ACCOUNT C

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS' REPORT AS OF
DECEMBER 31, 1997 AND FOR THE TWO YEARS
ENDED DECEMBER 31, 1997 AND 1996

INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Companion Life Insurance Company

We have audited the accompanying statement of net assets of Companion Life Separate Account C as of December 31, 1997, and the related statements of operations and changes in net assets for the years ended December 31, 1997 and 1996. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements are the responsibility of the Company's management.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Companion Life Separate Account C as of December 31, 1997, and the results of its operations and changes in its net assets for the two years ended December 31, 1997 and 1996 in conformity with generally accepted accounting principles.





March 23, 1998


COMPANION LIFE SEPARATE ACCOUNT C

STATEMENT OF NET ASSETS
DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------



                                                                                     SERIES I
                               -----------------------------------------------------------------------------------------------------
                                            FIDELITY                                   T. ROWE PRICE                      SCUDDER
                               ------------------------------------  ---------------------------------------------------------------
                                                                                NEW                 LIMITED
                                              ASSET    INDEX                  AMERICA   EQUITY      TERM       MONEY
ASSETS                         GROWTH        MANAGER    500     INTERNATIONAL  GROWTH   INCOME      BOND       MARKET       BOND

Investments in portfolio
 shares, at cost                $ 417,513   $ 396,407  $ 134,481  $ 211,715  511,045   $ 421,084  $ 13,502   $ 40,206    $ 147,228
                                ==========  ========== ================================= ======= ========

Investments in portfolio
 shares, at market value        $ 516,879   $ 465,318  $ 176,092  $ 228,601  641,070  $ 553,948   $ 13,483   $ 40,206    $ 156,705
                                ----------  --------- ---------------------------------- ------- --------

Net assets                      $ 516,879   $ 465,318  $ 176,092  $ 228,601  641,070   $ 553,948  $ 13,483   $ 40,206    $ 156,705
                                ==========  ========= ================================= ========  ==========

Accumulation units outstanding     26,994      30,967      8,106     18,378   30,315      27,109     1,142     35,324       12,356
                                   =======     ======    ==================  ========  ========= =========    =======      =======

Net asset value per unit         $ 19.15        $ 15.03   $ 21.73  $ 12.44   $ 21.15     $ 20.43  $ 11.81        $ 1.14     $ 12.68
                                 ========       ========  =======  ========  ========    =======  ========     =======      =======

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENT OF NET ASSETS
DECEMBER 31, 1997 (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------



                                                                                          SERIES V
                              ------------------------------------------------------------------------------------------------------
                                                     MFS                                                     T. ROWE PRICE
                              ---------------------------------------------    -----------------------------------------------------
                                                                                NEW                                       LIMITED
                              EMERGING                  HIGH        WORLD     AMERICA    PERSONAL  EQUITY                     TERM
ASSETS                         GROWTH      RESEARCH    INCOME    GOVERNMENT    GROWTH    STRATEGY  INCOME   INTERNATIONAL  BOND

Investments in portfolio
 shares, at cost               $ 328,300  $ 464,271   $ 207,350  $ 152,453    $ 342,613 $ 728,557  $ 876,412   $ 305,310  $ 344,206
                               ========== ==========  ========== =========    ========= ========== =========   =========  =========

Investments in portfolio
shares, at market value        $ 344,872  $ 485,557   $ 223,771  $ 153,295    $ 366,093 $ 746,691  $ 920,066   $ 287,148  $ 346,304
                               ---------- ---------- ---------- ---------    --------- ---------- ---------   ---------  ---------

Net assets                     $ 344,872  $ 485,557   $ 223,771  $ 153,295    $ 366,093 $ 746,691  $ 920,066   $ 287,148  $ 346,304
                               ========== ==========  ========== =========    ========= ========== =========   =========  =========

Accumulation units outstanding    21,241     30,779      17,267     14,907       19,742    50,339     52,630      23,539     31,032
                                  =======    =======    =======    ======       ======    =======    ======      ======     ======

Net asset value per unit        $ 16.24       $ 15.78    $ 12.96   $ 10.28     $ 18.54    $ 14.83    $ 17.48     $ 12.20  $ 11.16
                                ========      ========   ========  ========    ========   ========   ========    ======== =======


COMPANION LIFE SEPARATE ACCOUNT C

STATEMENT OF NET ASSETS
DECEMBER 31, 1997 (CONTINUED)
------------------------------------------------------------------------------------------------


                                                                                    SERIES V
                             -----------------------------------------------------------------
                                             FIDELITY                         FEDERATED
                             ---------------------------------    ---------------------------
                                                                         U.S.         PRIME
                                              ASSET      EQUITY       GOVERNMENT      MONEY
ASSETS                       CONTRAFUND      MANAGER     INCOME       SECURITIES     FUND II

Investments in portfolio
 shares, at cost                $ 438,418  $ 910,346  $ 729,450       $ 358,611     $ 450,561
                                =========  =========  ==========      =========     =========

Investments in portfolio
shares, at market value         $ 467,390  $ 964,045  $ 804,299       $ 367,967     $ 450,561
                                ---------  ---------  ----------      ---------     ---------

Net assets                      $ 467,390  $ 964,045  $ 804,299       $ 367,967     $ 450,561
                                =========  =========  ==========      =========     =========

Accumulation units outstanding      27,082     58,425     48,536          31,521       410,506
                                   ======     ======     =======         ======       =======

Net asset value per unit         $ 17.26     $ 16.50     $ 16.57        $ 11.67      $ 1.10
                                ========       ========    ========       ========     =======


                                                     --------------------------------------------------------
                                                                      ALGER               SCUDDER
                                                        ---------------------------    ---------------
                                                         AMERICAN
                                                          SMALL        AMERICAN         INTER-
                                                      CAPITALIZATION    GROWTH         NATIONAL           TOTAL


Investments in portfolio shares, at cost              $ 222,171   $ 401,291       $ 208,310   $ 9,761,811
                                                      =========   ==========      =========   ===========

Investments in portfolio shares, at market value      $ 229,017   $ 431,393       $ 204,936  $ 10,585,707
                                                      ---------   ----------      ---------  ============

Net assets                                            $ 229,017   $ 431,393       $ 204,936  $ 10,585,707
                                                      =========   ==========      =========  ============

Accumulation units outstanding                           16,717      26,564          15,759
                                                         ======      =======         ======

Net asset value per unit                               $ 13.70        $ 16.24      $ 13.00
                                                       ========       ========     =======


The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SERIES I
                                             ---------------------------------------------------------------------------------------
                                                          FIDELITY                           T. ROWE PRICE                SCUDDER
                                          -------------------------------------------------------------------------- ---------------
                                                                                           NEW             LIMITED
                                                       ASSET       INDEX               AMERICA   EQUITY   TERM    MONEY
1997                                      GROWTH      MANAGER       500   INTERNATIONAL GROWTH   INCOME   BOND    MARKET     BOND

Investment income:
  Dividends and capital gain distributions   $ 12,004  $ 43,575   $ 3,703   $ 5,094    $ 1,500  $ 28,974  $ 831   $ 2,580  $ 15,437

Expense:
  Mortality risk charges                     $ (5,335) $ (5,165) $ (1,804) $ (3,004)  $ (6,524) $ (6,119)$ (175)   $ (623) $ (3,020)
  Administrative expenses                      $ (637)   $ (616)   $ (215)   $ (358)    $ (779)   $ (730) $ (21)    $ (74)   $ (360)
                                               -------   -------   -------   -------    -------   ------- ------    ------   -------

           Net investment income (expense)    $ 6,032  $ 37,794   $ 1,684   $ 1,732   $ (5,803) $ 22,125  $ 635   $ 1,883  $ 12,057
                                              -------- ---------  --------  --------  --------- --------- ------  -------- --------

Gains (losses) on investments:
  Net realized gains (losses)                 $ 3,600   $ 1,295   $ 3,666   $ 3,871   $ 12,434  $ 13,187 $ (862)      $ -   $ 3,387
  Net change in unrealized gains (losses)    $ 75,023  $ 32,507  $ 31,991  $ (1,051)  $ 93,840  $ 82,123  $ 744      $ -    $ 7,360
                                             --------- --------- --------- ---------  --------- --------- ------     ----   -------

           Net gains (losses) on             $ 78,623  $ 33,802  $ 35,657   $ 2,820  $ 106,274  $ 95,310 $ (118)     $ -   $ 10,747
            investments                      --------   --------- --------   -------- ---------  -------- -------     ----  --------

Increase in net assets from operations       $ 84,655  $ 71,596  $ 37,341   $ 4,552  $ 100,471 $ 117,435  $ 517   $ 1,883  $ 22,804
                                             ========= ========= =========  ======== ==================== ======  ======== ========




The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------



                                    SERIES V
                                           -----------------------------------------------------------------------------------------
                                                              MFS                                         T. ROWE PRICE
                                           ---------------------------------------  ------------------------------------------------
                                                                                     NEW                                     LIMITED
                                           EMERGING              HIGH     WORLD    AMERICA   PERSONAL   EQUITY                 TERM
1997 (CONTINUED)                            GROWTH    RESEARCH  INCOME  GOVERNMENT  GROWTH   STRATEGY   INCOME  INTERNATIONAL  BOND

Investment income:
  Dividends and capital gain distributions         -          -        -    138       812    21,415    35,594     6,665       7,598

Expense:
  Mortality risk charges                      (1,287)    (1,982)  (1,408)  (612)   (1,317)   (2,758)   (3,439)   (1,017)     (1,288)
  Administrative expenses                       (257)      (394)    (281)  (122)     (263)     (550)     (685)     (203)       (256)
                                                -----      -----    -----  -----     -----     -----     -----     -----       -----

           Net investment income (expense)    (1,544)    (2,376)  (1,689)  (596)     (768)   18,107    31,470     5,445       6,054
                                              -------    -------  -------  -----     -----   -------   -------    ------      -----

Gains (losses) on investments:
  Net realized gains                           1,893      2,226    3,940    184     1,446     3,691     4,920       620         103
  Net change in unrealized gains (losses)     16,572     21,286   16,421    842    23,480    18,134    43,654   (18,162)      2,098
                                              -------    -------  -------   ----   -------   -------   -------  --------      -----

           Net gains (losses) on              18,465     23,512   20,361  1,026    24,926    21,825    48,574   (17,542)      2,201
          investments                         -------    -------  ------- ------   -------   -------   -------  --------      -----

Increase (decrease) in net assets from        16,921     21,136   18,672    430    24,158    39,932    80,044   (12,097)      8,255
    operations                                =======    =======  =======   ====   =======   =======   =======  ========      =====




The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                          SERIES V
                                        --------------------------------------------------------------------------------------------
                                                    FIDELITY                  FEDERATED                 ALGER             SCUDDER
                                        -----------------------------  --------------------- ---------------------  ----------
                                                                           U.S.       PRIME   AMERICAN
                                                     ASSET      EQUITY  GOVERNMENT    MONEY    SMALL   AMERICAN     INTER-
1997 (CONTINUED)                        CONTRAFUND  MANAGER     INCOME  SECURITIES   FUND II CAPITAL.   GROWTH     NATIONAL    TOTAL

Investment income:
  Dividends and capital gain distributions      31        2      104     2,083     14,198     1,834    1,443         111    205,726

Expense:
  Mortality risk charges                    (1,453)  (3,202)  (3,566)   (1,242)    (2,899)     (843)  (2,024)       (738)   (62,844)
  Administrative expenses                     (290)    (638)    (710)     (247)      (575)     (168)    (403)       (147)    (9,979)
                                              -----    -----    -----     -----      -----     -----    -----       -----    -------

           Net investment income (expense)  (1,712)  (3,838)  (4,172)      594     10,724       823     (984)       (774)   132,903
                                            -------  -------  -------      ----    -------      ----    -----       -----   -------

Gains (losses) on investments:
  Net realized gains                           347    6,205    5,490       649          -       765    1,378       1,036     75,471
  Net change in unrealized gains (losses)   28,972   53,699   74,849     9,356         -      6,846   30,102      (3,374)   647,312
                                            -------  -------  -------    ------        --     ------  -------     -------   -------

           Net gains (losses) on investments29,319   59,904   80,339    10,005         -      7,611   31,480      (2,338)   722,783
                                            -------  -------  -------   -------        --     ------  -------     -------   -------

Increase (decrease) in net assets from opera27,607   56,066   76,167    10,599     10,724     8,434   30,496      (3,112)   855,686
                                            =======  =======  =======   =======    =======    ======  =======     =======   =======




The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------



                                                                                    SERIES I
                                   ---------------------------------------------------------------------------------------------
                                              FIDELITY                        T. ROWE PRICE                       SCUDDER
                                   ---------------------------  ------------------------------------------   -------------------
                                                                               NEW               LIMITED
                                               ASSET     INDEX               AMERICA  EQUITY     TERM    MONEY
1996                                GROWTH    MANAGER     500     INTERN.    GROWTH   INCOME     BOND    MARKET    BOND      TOTAL

Investment income:
  Dividends and capital gain distr.  5,345     8,267        931     3,369   5,455   10,423    2,272    4,858     9,292     50,212

Expense:
  Mortality risk charges              (2,915)   (3,524)      (572)   (1,789  (3,077)  (3,337)    (492)  (1,233)   (1,740)   (18,679)
  Administrative expenses               (348)     (421)       (68)     (214    (367)    (398)     (59)    (147)     (207)    (2,229)
                                        -----     -----       ----     ----    -----    -----     ----    -----     -----    -------

           Net investment income       2,082     4,322        291     1,366   2,011    6,688    1,721    3,478     7,345     29,304
                                       ------    ------       ----    -----   ------   ------   ------   ------    ------    ------

Gains (losses) on investments:
  Net realized gains (losses)          1,757       995      1,006       224   2,647    2,943       (5)       -    (5,185)     4,382
  Net change in unrealized gains (loss22,517    29,382      9,167    16,382  34,229   42,450     (971)      -        (38)   153,118
                                      -------   -------     ------   ------  -------  -------    -----      --       ----   -------

           Net gains (losses) on
             investments              24,274    30,377     10,173    16,606  36,876   45,393     (976)      -     (5,223)   157,500
                                      -------   -------    -------   ------  -------  -------    -----      --    -------   -------

Increase in net assets from
  operations                          26,356    34,699     10,464    17,972  38,887   52,081      745    3,478     2,122    186,804
                                      =======   =======    =======   ======  =======  =======     ====   ======    ======   =======



The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                           SERIES I
                                    ------------------------------------------------------------------------------------------------
                                              FIDELITY                              T. ROWE PRICE                        SCUDDER
                                    -------------------------------  -------------------------------------------  ------------------
                                                                                    NEW                 LIMITED
                                               ASSET      INDEX                   AMERICA     EQUITY      TERM     MONEY
1997                                GROWTH    MANAGER      500       INTERNATIONAL GROWTH     INCOME      BOND    MARKET       BOND

From operations:
  Net investment income (expense)      6,032     37,794      1,684    1,732      (5,803)    22,125        635     1,883     12,057
  Net realized gains (losses)          3,600      1,295      3,666    3,871      12,434     13,187       (862)        -      3,387
  Net change in unrealized
               gains (losses)         75,023     32,507     31,991   (1,051)     93,840     82,123        744        -       7,360
                                      -------    -------    -------  -------     -------    -------       ----       --      -----

                                      84,655     71,596     37,341    4,552     100,471    117,435        517     1,883     22,804
                                      -------    -------    -------   ------    --------   --------       ----    ------    ------

From policyowner transactions:
  Policy purchases                   129,725     42,849     76,168    8,737     199,624     57,769          -   101,157     95,391
  Policy withdrawals                 (21,643)    (3,743)    (9,962) (18,767)    (58,796)   (37,248)   (32,674) (101,562)  (186,558)
                                     --------    -------    ------- --------    --------   --------   -------- ---------  ---------

                                     108,082     39,106     66,206  (10,030)    140,828     20,521    (32,674)     (405)   (91,167)
                                     --------    -------    ------- --------    --------    -------   --------     -----   --------

Increase (decrease) in net assets    192,737    110,702    103,547   (5,478)    241,299    137,956    (32,157)    1,478    (68,363)

Net assets, beginning of year        324,142    354,616     72,545  234,079     399,771    415,992     45,640    38,728    225,068
                                     --------   --------    ------- --------    --------   --------    -------   -------   -------

Net assets, end of year              516,879    465,318    176,092  228,601     641,070    553,948     13,483    40,206    156,705
                                     ========   ========   ======== ========    ========   ========    =======   =======   =======

Accumulation unit purchases            7,537      3,148      4,217      724      10,716      3,310          -    90,969      8,208
Accumulation unit withdrawals         (1,154)      (252)      (479)  (1,470)     (2,992)    (2,061)    (2,927)  (90,973)   (14,943)
                                      -------      -----      -----  -------     -------    -------    -------  --------   --------

Net increase (decrease) in units       6,383      2,896      3,738     (746)      7,724      1,249     (2,927)       (4)    (6,735)
 Standing
Units outstanding, beginning of year    20,611     28,071      4,368   19,124      22,591     25,860      4,069    35,328     19,091
                                      -------    -------     ------  -------     -------    -------     ------   -------    ------

Units outstanding, end of year        26,994     30,967      8,106   18,378      30,315     27,109      1,142    35,324     12,356
                                      =======    =======     ======  =======     =======    =======     ======   =======    ======




The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------


                                    SERIES V
                                               -------------------------------------------------------------------------------
                                                             MFS                              T. ROWE PRICE            SCUDDER
                                        -------------------------------------   ----------------------------------------------
                                                                            NEW                                 LIMITE
                               EMERGING              HIGH      WORLD    AMERICA  PERSONAL    EQUITY             TERM   MONEY
1997 (CONTINUED)                GROWTH    RESEARCH  INCOME   GOVERNMENT  GROWTH  STRATEGY    INCOME  INTERN     BOND  MARKET   BOND

From operations:
  Net investment income
 (expense)                      (1,544)  (2,376)    (1,689)    (596)    (768)  18,107  31,470     5,445    6,054     1,883   12,057
  Net realized gains             1,893    2,226      3,940      184    1,446    3,691   4,920       620      103         -    3,387
  Net change in unrealized
   gains (losses)               16,572   21,286     16,421      842   23,480   18,134  43,654   (18,162)   2,098        -     7,360
                                -------  -------    -------     ----  -------  ------- -------  --------   ------       --    -----

                                16,921   21,136     18,672      430   24,158   39,932  80,044   (12,097)   8,255     1,883   22,804
                                -------  -------    -------     ----  -------  ------- -------  --------   ------    ------  ------

From policyowner transactions:
  Policy purchases             340,236  479,858    308,293  162,987  354,167  753,260 879,735   325,828  362,520   101,157   95,391
  Policy withdrawals           (12,285) (15,437)  (103,194) (10,122) (12,232) (46,501)(39,713)  (26,583) (24,471) (101,562)(186,558)
                               -------- --------  --------- -------- -------- -------- --------  -------- -------- -----------------

                               327,951  464,421    205,099  152,865  341,935  706,759 840,022   299,245  338,049      (405) (91,167)
                               -------- --------   -------- -------- -------- ------- --------  -------- --------     ----- --------

Increase in net assets         344,872  485,557    223,771  153,295  366,093  746,691 920,066   287,148  346,304     1,478  (68,363)

Net assets, beginning of year       -        -          -        -        -        -       -         -        -     38,728  225,068
                                    --       --         --       --       --       --      --        --       --    ------- -------

Net assets, end of year        344,872  485,557    223,771  153,295  366,093  746,691 920,066   287,148  346,304    40,206  156,705
                               ======== ========   ======== ======== ======== ======= ========  ======== ========   ======= =======

Accumulation unit purchases     21,846   31,643     25,473   15,726   20,329   52,946  54,601    25,413   32,713    90,969    8,208
Accumulation unit withdrawals     (605)    (864)    (8,206)    (819)    (587)  (2,607) (1,971)   (1,874)  (1,681)  (90,973) (14,943)
                                  -----    -----    -------    -----    -----  ------- -------   -------  -------  -------- --------

Net increase in units outstanding21,241   30,779     17,267   14,907   19,742   50,339  52,630    23,539   31,032        (4  (6,735)

Units outstanding, beginning        -        -          -        -        -        -       -         -        -     35,328   19,091
          of year                   --       --         --       --       --       --      --        --       --    ------   ------

Units outstanding, end of year     21,241   30,779     17,267   14,907 19,742   50,339  52,630    23,539   31,032    35,324   12,356
                                   =======  =======    ======   ======= ======  ======  =======   =======  =======   ======   ======




The accompanying notes are an integral part of these financial statements.


COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                 SERIES V
                            --------------------------------------------------------------------------------------------------------
                                        FIDELITY                       FEDERATED                    ALGER             SCUDDER
                            ---------------------------------   ----------------------------------------------- ------------
                                                                   U.S.        PRIME    AMERICAN
                                         ASSET      EQUITY      GOVERNMENT     MONEY     SMALL       AMERICAN     INTER-
1997 (CONTINUED)            CONTRAFUND  MANAGER     INCOME      SECURITIES    FUND II  CAPITALIZATION GROWTH     NATIONAL      TOTAL

From operations:
  Net investment income
  (expense)                   (1,712)    (3,838)    (4,172)        594       10,724       823         (984)        (774)     132,903
  Net realized gains             347      6,205      5,490         649            -       765        1,378        1,036       75,471
  Net change in unrealized
   gains (losses)             28,972     53,699     74,849       9,356           -      6,846       30,102       (3,374)     647,312
                              -------    -------    -------      ------          --     ------      -------      -------     -------

                              27,607     56,066     76,167      10,599       10,724     8,434       30,496       (3,112)     855,686
                              -------    -------    -------     -------      -------    ------      -------      -------     -------

From policyowner
transactions:
  Policy purchases           441,927    965,580    772,884     381,170      718,572   230,256      414,426      222,894    8,826,013
  Policy withdrawals          (2,144)   (57,601)   (44,752)    (23,802)    (278,735)   (9,673)     (13,529)     (14,846)  (1,206,573
                              -------   --------   --------    --------    ---------   -------     --------     --------  ----------

                             439,783    907,979    728,132     357,368      439,837   220,583      400,897      208,048    7,619,440
                             --------   --------   --------    --------     --------  --------     --------     --------   ---------

Increase in net assets       467,390    964,045    804,299     367,967      450,561   229,017      431,393      204,936    8,475,126

Net assets, beginning of year      -          -          -           -            -         -            -            -     2,110,58
                                  --         --         --          --           --        --           --           --    ---------

Net assets, end of year      467,390    964,045    804,299     367,967      450,561   229,017      431,393      204,936   10,585,707
                             ========   ========   ========    ========     ========  ========     ========     ========  ==========

Accumulation unit purchases   27,130     60,997     50,915      33,143      655,432    17,324       27,017       16,585
Accumulation unit withdrawals    (48)    (2,572)    (2,379)     (1,622)    (244,926)     (607)        (453)        (826)
                                 ----    -------    -------     -------    ---------     -----        -----        -----

Net increase in units
     outstanding              27,082     58,425     48,536      31,521      410,506    16,717       26,564       15,759

Units outstanding, beginning      -          -          -           -            -         -            -            -
  of year                        --         --         --          --           --        --           --           -

Units outstanding, end of year27,082     58,425     48,536      31,521      410,506    16,717       26,564       15,759
                              =======    =======    =======     =======     ========   =======      =======      ======




The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                        SERIES I
                                 ---------------------------------------------------------------------------------------------------
                                             FIDELITY                              T. ROWE PRICE                    SCUDDER
                                 -------------------------------  ----------------------------------------------------------
                                                                              NEW             LIMITED
                                              ASSET    INDEX              AMERICA   EQUITY    TERM     MONEY
1996                               GROWTH    MANAGER    500       INTERN  GROWTH   INCOME    BOND    MARKET       BOND     TOTAL

From operations:
  Net investment income               2,082      4,322      291    1,366    2,011    6,688    1,721     3,478      7,345     29,304
  Net realized gains (losses)         1,757        995    1,006      224    2,647    2,943       (5)        -     (5,185)     4,382
  Net change in unrealized gains
      (losses                        22,517     29,382    9,167   16,382   34,229   42,450     (971)       -         (38)   153,118
                                     -------    -------   ------  -------  -------  -------    -----       --        ----   -------

                                     26,356     34,699   10,464   17,972   38,887   52,081      745     3,478      2,122    186,804
                                     -------    -------  -------  -------  -------  -------     ----    ------     ------   -------

From policyowner transactions:
  Policy purchases                  257,088    202,957   66,722  166,755  321,426  217,616   11,608   181,500    265,960  1,691,632
  Policy withdrawals                (17,123)    (9,025) (10,063)    (179) (38,560) (15,916)      (3) (148,621)  (123,284)  (362,774)
                                    --------    ------- --------    ----- -------- --------      --- ---------  ---------  ---------

                                    239,965    193,932   56,659  166,576  282,866  201,700   11,605    32,879    142,676  1,328,858
                                    --------   --------  ------- -------- -------- --------  -------   -------   -------- ---------

Increase in net assets              266,321    228,631   67,123  184,548  321,753  253,781   12,350    36,357    144,798  1,515,662

Net assets, beginning of year        57,821    125,985    5,422   49,531   78,018  162,211   33,290     2,371     80,270    594,919
                                     -------   --------   ------  -------  ------- --------  -------    ------    -------   -------

Net assets, end of year             324,142    354,616   72,545  234,079  399,771  415,992   45,640    38,728    225,068  2,110,581
                                    ========   ========  ======= ======== ======== ========  =======   =======   ======== =========

Accumulation unit purchases          17,666     17,636    4,681   14,566   19,524   15,044    1,047   169,328     22,895
Accumulation unit withdrawals        (1,213)      (833)    (708)     (15)  (2,164)  (1,071)      -   (136,260)   (10,706)
                                     -------      -----    -----     ----  -------  -------      --  ---------   --------

Net increase in units outstanding    16,453     16,803    3,973   14,551   17,360   13,973    1,047    33,068     12,189

Units outstanding, beginning of year  4,158     11,268      395    4,573    5,231   11,887    3,022     2,260      6,902
                                      ------    -------     ----   ------   ------  -------   ------    ------     -----

Units outstanding, end of year       20,611     28,071    4,368   19,124   22,591   25,860    4,069    35,328     19,091
                                     =======    =======   ======  =======  =======  =======   ======   =======    ======




The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
--------------------------------------------------------------------------------


1.   NATURE OF OPERATIONS

     Companion Life Separate Account C (the Separate Account) was established by Companion Life Insurance Company (Companion) on February 18, 1994, under the laws of the State of New York, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The assets of the Separate Account are owned by Companion. The net assets of the Separate Account are restricted from use in the ordinary business of Companion.

2.   SUB-ACCOUNTS

     The Separate Account is divided into subaccounts, each of which invests exclusively in shares of a corresponding mutual fund portfolio. The available portfolios are:

     SERIES I

         FIDELITY                                  T. ROWE PRICE

         Growth                                    International
         Asset Manager                             New America Growth
         Index 500                                 Equity Income
                                                   Limited Term Bond

         SCUDDER

         Money Market
         Bond

     SERIES V

         FIDELITY                                  ALGER

         Contrafund                                American Small Capitalization
         Asset Manager                             American Growth
         Equity Income

         SCUDDER                                   FEDERATED

         International                             U.S. Government Securities
                                                   Prime Money Fund II

         T. ROWE PRICE                             MFS

         New America Growth                        Emerging Growth
         Personal Strategy                         Research
         Equity Income                             High Income
         International                             World Government
         Limited Term Bond

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION AND RELATED INVESTMENT INCOME - The market value of investments is based on year end closing bid prices. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gains distributions are recorded on the ex-dividend date.

     FEDERAL INCOME TAXES - Operations of the Separate Account are part of the operations of Companion and are not taxed separately; the Separate Account is not taxed as a regulated investment company. Companion qualifies for the federal income tax treatment under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Separate Account on contract owner reserves are not subject to tax.

4.   ACCOUNT CHARGES

     Companion deducts a daily charge as compensation for the mortality and expense risks assumed by Companion. The nominal annual rate is a percentage of the net asset value of each subaccount. Companion guarantees that the mortality and expense charges shall not increase. The percentages are:

               Series I                                                 1.25%
               Series V                                                 1.00%

     Companion may incur premium taxes relating to the policies. Companion will deduct a charge for any premium taxes related to a particular policy at the time of purchase payments, upon surrender, upon death of any owner, or at the annuity start date.

     No charges are currently deducted from the Separate Account for federal or state income taxes, since none are currently imposed. Should such taxes be imposed in the future, Companion may make deductions from the Separate Account to pay such taxes.

     Companion deducts a daily administrative expense charge from the net assets of the Separate Account. The nominal annual rate is a percentage of the net asset value of each subaccount as follows:

               Series I                                                 .15%
               Series V                                                 .20%

     There is also an annual policy fee of $30 that is deducted from the accumulation value on the last valuation date of each policy year or at complete surrender. The annual policy fee is waived if the accumulation value is greater than $50,000 on the last valuation date of the applicable policy year. Companion guarantees that the daily administrative expense charge and the annual policy fee will not increase.

     On the Series V products, the policyowner has the option to purchase the enhanced death benefit. A charge equal to the annual rate of .35% of the average death benefit amount will be assessed on each policy anniversary or pro rata upon full surrender.

     A withdrawal charge will be assessed on withdrawals in excess of a percentage of the participant's accumulation value as of the last contract anniversary preceding the request for the withdrawal. The allowable withdrawal percentage is as follows:

               Series I                                                 10%
               Series V                                                 15%

     The amount of the charge will depend upon the period of time elapsed since the purchase payment (first-in, first-out arrangement) was made, as follows:

                                               CHARGE ON WITHDRAWAL
                                                     EXCEEDING
          PURCHASE PAYMENT YEAR                  ALLOWABLE AMOUNT

                   1                                    7%
                   2                                    6%
                   3                                    5%
                   4                                    4%
                   5                                    3%
                   6                                    2%
                   7                                    1%

     There is no charge for the first 12 transfers between subaccounts of the Separate Account in each policy year. However, there is a $10 fee for the 13th and each subsequent request during a single policy year. Any applicable transfer fee is deducted from the amount transferred. All transfer requests made simultaneously are treated as a single request. No transfer fee is imposed for any transfer which is not at the policyowner's request. The transfer fee will not increase.

 5.    NET ASSETS

       Total net assets (policyowners' cumulative investment accounts) consist of the following at December 31, 1997:

                                                                               SERIES I
                                ------------------------------------------------------------------------------------------------
                                            FIDELITY                           T. ROWE PRICE                           SCUDDER
                                --------------------------------- -------------------------------------------- ---------------------
                                                                             NEW                 LIMITED
                                             ASSET      INDEX                 AMERICA     EQUITY      TERM      MONEY
                                  GROWTH    MANAGER      500    INTERNATIONAL  GROWTH      INCOME      BOND     MARKET       BOND

Shares purchased                   442,941    374,114    147,878      253,680   646,694    431,453     44,513    385,017     482,253
Shares sold                        (48,170)   (32,088)   (22,708)  (55,135)    (161,466)   (67,692)   (33,472)  (354,087)   359,052)
Dividends and capital gain distr.   17,349     51,842      4,634     8,463        6,955     41,043      3,327      9,276      25,508
Net realized gains (losses)          5,393      2,539      4,677     4,707       18,862     16,280       (866)         -     (1,481)
Unrealized gains (losses) on invest.99,366     68,911     41,611    16,886      130,025    132,864        (19)        -        9,477
                                    -------    -------    -------   -------     --------   --------       ----        --       -----

Net assets at December 31, 1997    516,879    465,318    176,092   228,601      641,070    553,948     13,483     40,206     156,705
                                   ========   ========   ========  ========     ========   ========    =======    =======    =======
                                                                            SERIES V
                                 ---------------------------------------------------------------------------------------------------
                                                     MFS                                     T. ROWE PRICE
                                 ------------------------------------------  -------------------------------------------------------
                                                                                  NEW                                       LIMITED
                                  EMERGING                HIGH        WORLD       AMERICA    PERSONAL    EQUITY     INTER-      TERM
                                   GROWTH    RESEARCH    INCOME     GOVERNMENT     GROWTH    STRATEGY    INCOME    NATIONAL     BOND

Shares purchased                    340,236    479,858    308,293      162,987  354,167    753,260    879,735    325,828    362,520
Shares sold                         (13,829)   (17,813)  (104,883) (10,856)     (13,812)   (49,809)   (43,837)   (27,803)   (26,015)
Dividends and capital gain distributions  -          -          -      138          812     21,415     35,594      6,665      7,598
Net realized gains                    1,893      2,226      3,940      184        1,446      3,691      4,920        620        103
Unrealized gains (losses) on investme16,572     21,286     16,421      842       23,480     18,134     43,654    (18,162)     2,098
                                     -------    -------    -------     ----      -------    -------    -------   --------     -----

Net assets at December 31, 1997     344,872    485,557    223,771  153,295      366,093    746,691    920,066    287,148    346,304
                                    ========   ========   ======== ========     ========   ========   ========   ========   =======







5. continued
                                                                                     SERIES V
                                  --------------------------------------------------------------------------------------------------
                                              FIDELITY                      FEDERATED                     ALGER            SCUDDER
                                  ---------------------------------  ------------------------------------------------- -------------
                                                                        U.S.       PRIME    AMERICAN
                                               ASSET      EQUITY     GOVERNMENT    MONEY     SMALL       AMERICAN  INTER-
                                  CONTRAFUND  MANAGER     INCOME        BOND      FUND II  CAPITALIZATION GROWTH  NATIONAL     BOND

Shares purchased                     441,927    965,580    772,884   381,170    718,572    230,256      414,426  222,894    386,862
Shares sold                           (3,887)   (61,441)   (49,028)  (25,291)  (282,209)   (10,684)     (15,956) (15,731)  (169,114)
Dividends and capital gain distributions  31          2        104     2,083     14,198      1,834        1,443      111     10,071
Net realized gains                       347      6,205      5,490       649          -        765        1,378    1,036     (4,868)
Unrealized gains (losses) on investmen28,972     53,699     74,849     9,356         -       6,846       30,102   (3,374)     2,117
                                      -------    -------    -------    ------        --      ------      -------  -------     -----

Net assets at December 31, 1997      467,390    964,045    804,299   367,967    450,561    229,017      431,393  204,936    225,068
                                     ========   ========   ========  ========   ========   ========     ======== ========   =======

PART C  OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS
        (a) Financial Statements

            All required financial statements are included in Part B of this Registration Statement.

        (b) Exhibits:  The following exhibits are filed herewith:

Exhibit No. Description of Exhibit
(1) (a) Resolution of the Board of Directors establishing the Variable Account.*

(2)     Not applicable.

(3) (a Principal Underwriter Agreement by and between United, on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor Services. *
    (b) Form of Broker/Dealer Supervision and Sales Agreement by and between Mutual of Omaha Investor Services, Inc. and the Broker/Dealer. *

(4) (a) Form of Policy for the SERIES V variable annuity Policy. *

    (b) Form of Riders to the Policy. *

(5)     Form of Application to the Policy. *

(6) (a) Articles of Incorporation of United of Omaha Life Insurance Company. *

    (b) Bylaws of United of Omaha Life Insurance Company. *

(7)        Not applicable.

(8) (a) Participation Agreement with the Alger American Fund. *

    (b) Participation Agreement with the Insurance Management Series. *

    (c) Participation Agreement with the Fidelity VIP Fund and Fidelity VIP Fund II. *

    (d) Participation Agreement with the MFS Variable Insurance Trust. *

    (e) Participation Agreement with the Pioneer Variable Contracts Trust. *

    (f) Participation  Agreement with the Scudder Variable Life Investment
        Fund. *

    (g) Participation Agreement with T. Rowe Price International Series, T. Rowe Price Fixed Income Series, and T. Rowe Price Equity Series *

    (h) Administrative Services Agreement with Vantage Computer Systems. *

 (9)   Opinion and Consent of Counsel.

(10)   Consents of Independent Auditors.

(11)   Not applicable.

(12)   Not applicable.

(13)   Schedules of Computation of Performance Data.

(14)   Powers of Attorney. *


     * Incorporated by Reference to the Registration Statement for Companion Life Separate Account C filed on April 24, 1997 (File No. 33-98062).

ITEM 25.       DIRECTORS AND OFFICERS OF THE DEPOSITOR
                                                        PRINCIPAL POSITIONS
NAME AND                                                   AND OFFICES WITH
BUSINESS ADDRESS 5/                                            DEPOSITOR

   John W. Weekly                                                    Chairman
   Kimberley S. Harm                                      President, Director
   William G. Campbell                                               Director
   Samuel L. Foggie                                                  Director
   M. Jane Huerter                       Director, Vice President & Secretary
   Charles T. Locke III                                              Director
   John L. Maginn              Director, Vice President & Assistant Treasurer
   James U. O'Neill                                                  Director
   Oscar S. Straus                                                   Director
   John A. Sturgeon                                                  Director
   Fred C. Boddy            Vice President, Treasurer and Assistant Secretary


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Name of Corporation (where organized)                          Type of Corporation

Mutual of Omaha Insurance Company (NE)                           Accident & Health Insurance
     KFS Corporation (NE)                                     Holding corporation
            Kirkpatrick, Pettis, Smith, Polian Inc. (NE)      Registered broker-dealer  & investment advisor
            KPM Investment Management, Inc. (NE)              Investment advisor
            Kirkpatrick Pettis Trust Company (NE)             Trust company
     Mutual of Omaha Health Plans, Inc. (NE)                  Holding corporation
        Exclusive Healthcare, Inc. (NE)                       HMO
         Mutual of Omaha of Colorado, Inc. (CO) (50%)         HMO
         Mutual of Omaha Health Plans of Lincoln, Inc.(NE)    Staff Model HMO
         Preferred HealthAlliance, Inc. (NE) (51%)            Joint venture w/physician &
                                                                   hospital organization
         Mutual of Omaha Dental Plans of Nebraska, Inc. (NE)  Limited pre-paid DHMO
         Mutual of Omaha Health Plans of Indiana, Inc. (IN)   HMO
         Mutual of Omaha Health Plans of Ohio, Inc. (OH)      HMO
         Mutual of Omaha of South Dakota & Community Health
                                Plus HMO, Inc. (SD)           HMO
         Mutual of Omaha Tri-State Health Plans, Inc. (TN)    HMO
     Mutual of Omaha Holdings, Inc. (NE)                      Holding corporation
            innowave incorporated (NE)                        Markets water distillation products
            Mutual Asset Management Co. (NE)                  Asset management services
            Mutual of Omaha Investor Services, Inc. (NE)      Registered securities Broker-Dealer
            Mutual of Omaha Marketing Corporation (NE)        Markets health insurance
            Omex Realty, Inc. (NE)                            Real estate investments
     Mutual of Omaha U.K. Limited (U.K.)                      Insurance in United Kingdom (inactive)
     The Omaha Indemnity Company (WI)                         Property & casualty insurance  (no new business since 1986)
     Omaha Property and Casualty Insurance Company (NE)       Property & casualty insurance
            Adjustment Services, Inc. (NE)                    Claims adjusting services
     Tele-Trip Company, Inc. (DE)                                 Markets travel/flight insurance in airports
     United of Omaha Life Insurance Company (NE)              Life, H&A insurance/annuities
       Companion Life Insurance Company (NY)                  Life insurance/annuities
       Mutual of Omaha Structured Settlement Company,
        Inc. (CT)                                             Structured settlements
       Mutual of Omaha Structure Settlement Company of
         New York, Inc. (NY)                                  Structured settlements


5/ Business address is Mutual of Omaha Insurance Company, Mutual of Omaha Plaza,
Omaha, Nebraska 68175.



               United World Life Insurance Company (NE)       Accident & health and life insurance
        United Properties Co. (CA) (50%)                      Real estate general partnership

*Subsidiaries of subsidiaries are indicated by indentations.

ITEM 27.       NUMBER OF POLICYOWNERS

               As of December 31, 1997, there were 225 Owners of the Policies.

ITEM 28.       INDEMNIFICATION

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Companion pursuant to the foregoing provisions, or otherwise, Companion has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Companion of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), Companion will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. With respect to indemnification, Article V, Section 8 of Companion's Bylaws provides as follows:

               The Corporation shall indemnify any person, made, or threatened to be made, a party to any action or proceeding other than one by or in the right of the Corporation to procure a judgment in its favor, whether civil or criminal, which any officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he, his testator or intestate, was an officer of the Corporation, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such officer acted, in good faith, for a purpose which he is reasonably believed to be in the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.. The termination of any such civil or criminal action proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such officer did not act, in good faith, for a purpose which he is reasonably believed to be in the best interests of the Corporation or that he had reasonable cause to believe that his conduct was unlawful.

ITEM 29.       PRINCIPAL UNDERWRITER

               (a) In addition to Registrant, Mutual of Omaha Investor Services, Inc. is the Principal Underwriter for policies offered by Companion Life Insurance Company through Companion Life Separate Account C.
               (b) The directors and officers of Mutual of Omaha Investor Services, Inc. (principal address: Mutual of Omaha Plaza, Omaha, Nebraska 68175) are as follows:

            NAME                                   TITLE

            John W. Weekly           Chairman
            Richard A. Witt          President, Director
            William J. Bluvas        Vice President, Finance and Treasurer
            M. Jane Huerter          Secretary and Director
            Lawrence F. Harr         Director
            John L. Maginn           Director

               (c) Mutual of Omaha Investor Services, Inc. ("MOIS") is the principal underwriter of the Policies. Commissions payable to a broker-dealer will be up to 7% of Purchase Payments. For the fiscal year ended December 31, 1997, Companion paid $329,337 in total compensation to MOIS; of this amount MOIS retained $ 36,342 as concessions for its services as Principal Underwriter and for distribution concessions, with the remaining amount paid to other broker-dealers.

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

            The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Companion Life Insurance Company at Mutual of Omaha Plaza, Omaha, Nebraska 68175.

ITEM 31.    MANAGEMENT SERVICES.

            All management policies are discussed in Part A or Part B of this registration statement.

ITEM 32.    UNDERTAKINGS

            (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Purchase Payments under the Policy may be accepted.
            (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or
(ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.
            (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Companion at the address or phone number listed in the Prospectus.
            (d) Companion Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Companion Life Insurance Company.

                                   SIGNATURES

        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1993 and has caused this Post-effective Amendment No. 2 to the Registration Statement to be signed on its behalf, in the City of Omaha and State of Nebraska, on this 16th day of April, 1998.

                          COMPANION SEPARATE ACCOUNT C

                        COMPANION LIFE INSURANCE COMPANY
                                     Depositor

                               /s/Kenneth W. Reitz
                                     ---------------------------------------
                                     By:    Kenneth W. Reitz
                               Assistant Secretary


     As required by the Securities Act of 1933, this Post-effective amendment No. 2 Registration Statement has been signed by the following persons on April 16, 1998 in the capacities and on the duties indicated.


Signatures                                  Title

   /s/ John W. Weekly by Kenneth W. Reitz*
-----------------------
John W. Weekly                       Chairman

   /s/ Fred C. Boddy by Kenneth W. Reitz*
------------------------
Fred C. Boddy                        Vice President and Treasurer
                                     (Principal Financial Officer)

   /s/ John C. Gribbon by Kenneth W. Reitz*
------------------------
John C. Gribbon                      Assistant Vice President
                                     (Principal Accounting Officer)

        /s/ Kenneth W. Reitz
by __________________________________, for and on behalf of:
        Kenneth W. Reitz

John W. Weekly*              Chairman
William G. Campbell*         Director
Samuel L. Foggie*            Director
Kimberley S. Harm            Director
M. Jane Huerter*             Director
Charles T. Locke*            Director
John L. Maginn*              Director
James J. O'Neill             Director
Oscar S. Straus*             Director
John A. Sturgeon*            Director

* These individuals have granted Powers of Attorney executed on and between July 13 and August 1, 1995, whereby Kenneth W. Reitz is authorized to execute this Registration Statement on their behalf.


--------------------------------------------------------------------------------

                                                 REGISTRATION NO.   33-98062
                                                                    811-8814




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------


                        COMPANION LIFE SEPARATE ACCOUNT C

                                       OF

                        COMPANION LIFE INSURANCE COMPANY




--------------------------------------------------------------------------------
                                    EXHIBITS
--------------------------------------------------------------------------------





                                       TO

                     THE REGISTRATION STATEMENT ON FORM N-4

                                      under

           THE SECURITIES ACT OF 1933, Post-Effective Amendment No. 2

                                       and

               THE INVESTMENT COMPANY ACT OF 1940, Amendment No. 6







                                 April 16, 1998

                                  EXHIBIT INDEX


Exhibit No.     Description of Exhibit
 (9)            Opinion and Consent of Counsel.

(10)            Consents of Independent Auditors

(13)            Schedules of Computation of Performance Data.